INDENTURE

among

KEYCORP STUDENT LOAN TRUST 2005-A,
as Issuer

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
not in its individual capacity but
solely as Indenture Trustee

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
not in its individual capacity but
solely as Eligible Lender Trustee

and

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
as Paying Agent and Note Registrar

Dated as of November 1, 2005

TABLE OF CONTENTS

ARTICLE I

Definitions and Usage

3

SECTION 1.01.  Definitions and Usage

3

SECTION 1.02.  Incorporation by Reference of Trust Indenture Act

3

ARTICLE II

The Notes

3

SECTION 2.01.  Form

3

SECTION 2.02.  Execution, Authentication and Delivery

4

SECTION 2.03.  Temporary Notes

4

SECTION 2.04.  Registration; Registration of Transfer and Exchange

5

SECTION 2.05.  Mutilated, Destroyed, Lost or Stolen Notes

6

SECTION 2.06.  Persons Deemed Owner

7

SECTION 2.07.  Payment of Principal and Interest; Defaulted Interest

7

SECTION 2.08.  Cancellation

9

SECTION 2.09.  Release of Collateral

9

SECTION 2.10.  Book-Entry Notes

9

SECTION 2.11.  Notices to Clearing Agency

10

SECTION 2.12.  Definitive Notes

10

ARTICLE III

Covenants

10

SECTION 3.01.  Payment to Noteholders

10

SECTION 3.02.  Maintenance of Office or Agency

11

SECTION 3.03.  Money for Payments To Be Held in Trust

11

SECTION 3.04.  Existence

13

SECTION 3.05.  Protection of Indenture Trust Estate

13

SECTION 3.06.  Opinions as to Indenture Trust Estate

13

SECTION 3.07.  Performance of Obligations; Master Servicing of Financed Student Loans

14

SECTION 3.08.  Negative Covenants

17

SECTION 3.09.  Annual Statement as to Compliance

17

SECTION 3.10.  Issuer May Consolidate, etc., Only on Certain Terms

18

SECTION 3.11.  Successor or Transferee

19

SECTION 3.12.  No Other Business

20

SECTION 3.13.  No Borrowing

20

SECTION 3.14.  [Reserved].

20

SECTION 3.15.  Guarantees, Loans, Advances and Other Liabilities

20

SECTION 3.16.  Capital Expenditures

20

SECTION 3.17.  Restricted Payments

20

SECTION 3.18.  Notice of Events of Default

20

SECTION 3.19.  Further Instruments and Acts

21

SECTION 3.20.  Article 9 Provisions

21

ARTICLE IV

Satisfaction and Discharge

22

SECTION 4.01.  Satisfaction and Discharge of Indenture

22

SECTION 4.02.  Application of Trust Money

23

SECTION 4.03.  Repayment of Moneys Held by Paying Agent

23

ARTICLE V

Remedies

24

SECTION 5.01.  Events of Default

24

SECTION 5.02.  Acceleration of Maturity; Rescission and Annulment

25

SECTION 5.03.  Collection of Indebtedness and Suits for Enforcement by Indenture Trustee

26

SECTION 5.04.  Remedies; Priorities

29

SECTION 5.05.  Optional Preservation of the Financed Student Loans

36

SECTION 5.06.  Limitation of Suits

37

SECTION 5.07.  Unconditional Rights of Noteholders To Receive Principal and Interest

38

SECTION 5.08.  Restoration of Rights and Remedies

38

SECTION 5.09.  Rights and Remedies Cumulative

38

SECTION 5.10.  Delay or Omission Not a Waiver

38

SECTION 5.11.  Control by Noteholders

38

SECTION 5.12.  Waiver of Past Defaults

39

SECTION 5.13.  Undertaking for Costs

40

SECTION 5.14.  Waiver of Stay or Extension Laws

40

SECTION 5.15.  Action on Notes

40

SECTION 5.16.  Performance and Enforcement of Certain Obligations

40

ARTICLE VI

The Indenture Trustee

41

SECTION 6.01.  Duties of Indenture Trustee

41

SECTION 6.02.  Rights of Indenture Trustee

43

SECTION 6.03.  Individual Rights of Indenture Trustee

43

SECTION 6.04.  Indenture Trustee’s Disclaimer

44

SECTION 6.05.  Notice of Defaults

44

SECTION 6.06.  Reports by Indenture Trustee to Noteholders

44

SECTION 6.07.  Compensation and Indemnity

44

SECTION 6.08.  Replacement of Indenture Trustee

45

SECTION 6.09.  Successor Indenture Trustee by Merger

46

SECTION 6.10.  Appointment of Co-Trustee or Separate Trustee

46

SECTION 6.11.  Eligibility; Disqualification

47

SECTION 6.12.  Preferential Collection of Claims Against Issuer

47

SECTION 6.13.  [Reserved]

48

SECTION 6.14.  The Paying Agent and Note Registrar

48

ARTICLE VII

Noteholders’ Lists and Reports

48

SECTION 7.01.  Note Registrar To Furnish Indenture Trustee Names and Addresses of

Noteholders

48

SECTION 7.02.  Preservation of Information; Communications to Noteholders

48

SECTION 7.03.  Reports by Issuer

49

ARTICLE VIII

Accounts, Disbursements and Releases

50

SECTION 8.01.  Collection of Money

50

SECTION 8.02.  Trust Accounts

50

SECTION 8.03.  General Provisions Regarding Accounts

52

SECTION 8.04.  Release of Indenture Trust Estate

53

SECTION 8.05.  Opinion of Counsel

53

SECTION 8.06.  [Reserved]

54

ARTICLE IX

Supplemental Indentures

54

SECTION 9.01.  Supplemental Indentures Without Consent of Noteholders

54

SECTION 9.02.  Supplemental Indentures with Consent of Noteholders

55

SECTION 9.03.  Execution of Supplemental Indentures

57

SECTION 9.04.  Effect of Supplemental Indenture

57

SECTION 9.05.  Conformity with Trust Indenture Act

57

SECTION 9.06.  Reference in Notes to Supplemental Indentures

57

ARTICLE X

Redemption of Notes

58

SECTION 10.01.  Redemption

58

SECTION 10.02.  Form of Redemption Notice

58

SECTION 10.03.  Notes Payable on Redemption Date

59

ARTICLE XI

Miscellaneous

59

SECTION 11.01.  Compliance Certificates and Opinions, etc

59

SECTION 11.02.  Form of Documents Delivered to Indenture Trustee

61

SECTION 11.03.  Acts of Noteholders

62

SECTION 11.04.  Notices, etc., to Indenture Trustee, Issuer, Paying Agent, Note Registrar

and Rating Agencies

62

SECTION 11.05.  Notices to Noteholders; Waiver

63

SECTION 11.06.  Alternate Payment and Notice Provisions

64

SECTION 11.07.  Conflict with Trust Indenture Act

64

SECTION 11.08.  Effect of Headings and Table of Contents

64

SECTION 11.09.  Successors and Assigns

65

SECTION 11.10.  Separability

65

SECTION 11.11.  Benefits of Indenture

65

SECTION 11.12.  Legal Holidays

65

SECTION 11.13.  Governing Law

65

SECTION 11.14.  Counterparts

65

SECTION 11.15.  Recording of Indenture

65

SECTION 11.16.  Trust Obligations

65

SECTION 11.17.  No Petition

66

SECTION 11.18.  Inspection

66

SECTION 11.19.  Third-Party Beneficiaries

66

APPENDIX A

Definitions and Usage

EXHIBIT A-1

Form of Class I-A-1 Note

EXHIBIT A-2

Form of Class I-A-2 Note

EXHIBIT A-3

Form of Class I-B Note

EXHIBIT A-4

Form of Class II-A-1 Note

EXHIBIT A-5

Form of Class II-A-2 Note

EXHIBIT A-6

Form of Class II-A-3 Note

EXHIBIT A-7

Form of Class II-A-4 Note

EXHIBIT A-8

Form of Class II-B Note

EXHIBIT A-9

Form of Class II-C Note

THIS INDENTURE dated as of November 1, 2005, is entered into among KEYCORP STUDENT LOAN TRUST 2005-A, a Delaware statutory trust (the “Issuer”), JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a national banking association, as trustee and not in its individual capacity (the “Indenture Trustee”), JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as eligible lender trustee on behalf of the Issuer and not in its individual capacity (the “Eligible Lender Trustee”), and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Paying Agent and Note Registrar.

Each party agrees as follows for the benefit of the other parties and for the equal and ratable benefit of the Holders of the Issuer’s Floating Rate Class I-A-1 Asset Backed Notes (the “Class I-A-1 Notes”), Floating Rate Class I-A-2 Asset Backed Notes (the “Class I-A-2 Notes”), Floating Rate Class I-B Asset Backed Notes (the “Class I-B Notes”), Floating Rate Class II-A-1 Asset Backed Notes (the “Class II-A-1 Notes”), Floating Rate Class II-A-2 Asset Backed Notes (the “Class II-A-2 Notes”), Floating Rate Class II-A-3 Asset Backed Notes (the “Class II-A-3 Notes”), Floating Rate Class II-A-4 Asset Backed Notes (the “Class II-A-4 Notes”), Floating Rate Class II-B Asset Backed Notes (the “Class II-B Notes”) and Floating Rate Class II-C Asset Backed Notes (the “Class II-C Notes” and together with the Class I-A-1 Notes, the Class I-A-2 Notes, the Class I-B Notes, the Class II-A-1 Notes, the Class II-A-2 Notes, the Class II-A-3 Notes, the Class II-A-4 Notes and the Class II-B Notes, the “Notes”):

GRANTING CLAUSE

The Issuer and, with respect to the legal title of the Financed Student Loans as acquired from time to time, the Eligible Lender Trustee on behalf of the Issuer hereby Grant to the Indenture Trustee at the Closing Date, as trustee for the benefit of the Holders of the Group I and Group II Notes, as their interests may appear herein all the Issuer’s right, title and interest in and to the following:

(X)

with respect to the Group I Notes:

(a)

the Group I Student Loans, and all obligations of the Obligors thereunder including all moneys paid thereunder on or after the Cutoff Date (or, in the case of Additional Student Loans or Substituted Student Loans  that are Group I Student Loans, on or after the related Subsequent Cutoff Date);

(b)

the Sale and Servicing Agreement, including the right of the Issuer to cause the Depositor to repurchase or substitute, or the Master Servicer to purchase  or substitute, Group I Student Loans from the Issuer under circumstances described therein, and including all of the related Assigned Rights;

(c)

each related Guarantee Agreement, including the right of the Issuer to cause the related Guarantor to make Guarantee Payments in respect of the Financed Group I Student Loans;

(d)

all funds on deposit from time to time in the Trust Accounts related to the Group I Notes (and sub-accounts thereof), including the Group I Collection Account, the Group I Reserve Account Initial Deposit and the Group I Pre-Funded Amount and Investment Earnings; and

(e)

all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing (collectively, the “Group I Collateral”).

(Y)

with respect to the Group II Notes:

(a)

the Group II Student Loans, and all obligations of the Obligors thereunder including all moneys paid thereunder on or after the Cutoff Date (or, in the case of Additional Student Loans or Substituted Student Loans that are Group II Student Loans, on or after the related Subsequent Cutoff Date);

(b)

the Sale and Servicing Agreement, including the right of the Issuer to cause the Depositor to repurchase or substitute, or the Master Servicer to purchase or substitute, Group II Student Loans from the Issuer under circumstances described therein, and including all of the related Assigned Rights;

(c)

each related Guarantee Agreement, including the right of the Issuer to cause the related Guarantor to make Guarantee Payments in respect of the Group II Student Loans;

(d)

all funds on deposit from time to time in the Trust Accounts related to the Group II Notes (and sub-accounts thereof), including the Group II Collection Account, the Group II Reserve Account Initial Deposit and the Group II Pre-Funded Amount and Investment Earnings; and

(e)

all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing (collectively, the “Group II Collateral,” and together with the Group I Collateral, “Collateral”).

The foregoing Grant is made in trust to secure the payment of principal of and/or interest on, as applicable, and any other amounts owing in respect of, the Group I Notes (with respect to the Group I Collateral) and the Group II Notes (with respect to the Group II Collateral), within each group equally and ratably, without prejudice, priority or distinction and to secure compliance with the provisions of this Indenture, all as provided in this Indenture.

The Indenture Trustee, as Indenture Trustee on behalf of the Holders of the Notes acknowledges such Grant, accepts the trusts under this Indenture in accordance with the provisions of this Indenture and agrees to perform its duties required in this Indenture to the best of its ability to the end that the interests of the Holders of the Notes may be adequately and effectively protected.

ARTICLE I

Definitions and Usage

SECTION 1.01.  Definitions and Usage.  Except as otherwise specified herein or as the context may otherwise require, capitalized terms used but not defined herein are defined in Appendix A hereto, which also contains rules as to usage that shall be applicable herein.

SECTION 1.02.  Incorporation by Reference of Trust Indenture Act.  Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture.  The following TIA terms used in this Indenture have the following meanings:

“Commission” means the Securities and Exchange Commission.

“indenture securities” means the Notes.

“indenture security holder” means a holder of the Notes.

“indenture to be qualified” means this Indenture.

“indenture trustee” or “institutional trustee” means the Indenture Trustee.

“obligor” on the indenture securities means the Issuer and any other obligor on the indenture securities.

All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule have the meaning assigned to them by such definitions.

ARTICLE II

The Notes

SECTION 2.01.  Form.  The Class I-A-1 Notes, Class I-A-2 Notes, Class I-B Notes, Class II-A-1 Notes, Class II-A-2 Notes, Class II-A-3 Notes, Class II-A-4 Notes, Class II-B Notes and Class II-C Notes, together with the Indenture Trustee’s certificate of authentication, shall be in substantially the forms set forth in Exhibits A-1 through A-9, respectively, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing the Notes, as evidenced by their execution of the Notes.  Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

The Definitive Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders), all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

Each Note shall be dated the date of its authentication.  The terms of the Class I-A-1 Notes, Class I-A-2 Notes, Class I-B Notes, Class II-A-1 Notes, Class II-A-2 Notes, Class II-A-3 Notes, Class II-A-4 Notes, Class II-B Notes and Class II-C Notes set forth in Exhibits A-1 through A-9, respectively, are part of the terms of this Indenture.

SECTION 2.02.  Execution, Authentication and Delivery.  The Notes shall be executed on behalf of the Issuer by any of its Authorized Officers.  The signature of any such Authorized Officer on the Notes may be manual or facsimile.

Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

The Indenture Trustee shall upon Issuer Order authenticate and deliver Notes for original issue in an aggregate principal amount of $97,540,000 with respect to the Class I-A-1 Notes, $187,508,000 with respect to the Class I-A-2 Notes, $8,816,000 with respect to the Class I-B Notes, $186,519,000 with respect to the Class II-A-1 Notes, $148,391,000 with respect to the Class II-A-2 Notes, $75,000,000 with respect to the Class II-A-3 Notes, $134,204,000 with respect to the Class II-A-4 Notes, $84,610,000 with respect to the Class II-B Notes and $40,131,000 with respect to the Class II-C Notes, except as provided in Section 2.05.

Each Note shall be dated the date of its authentication.  The Notes shall be issuable as registered Notes in the minimum denomination of $100,000 and in integral multiples of $1,000 in excess thereof.

No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

SECTION 2.03.  Temporary Notes.  Pending the preparation of Definitive Notes, the Issuer may execute, and upon receipt of an Issuer Order the Indenture Trustee shall authenticate and deliver, temporary Notes which are printed, lithographed, typewritten, mimeographed or otherwise produced, of the tenor of the Definitive Notes in lieu of which they are issued and with such variations not inconsistent with the terms of this Indenture as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

If temporary Notes are issued, the Issuer will cause Definitive Notes to be prepared without unreasonable delay.  After the preparation of Definitive Notes, the temporary Notes shall be exchangeable for Definitive Notes upon surrender of the temporary Notes at the office or agency of the Issuer to be maintained as provided in Section 3.02, without charge to the holder of the Notes.  Upon surrender for cancellation of any one or more temporary Notes, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver in exchange therefor a like initial principal amount or initial notional principal amount, as applicable, of Definitive Notes of authorized denominations.  Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as Definitive Notes.

SECTION 2.04.  Registration; Registration of Transfer and Exchange.  The Issuer shall cause to be kept a register (the “Note Register”) in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Notes and the registration of transfers of Notes.  JPMorgan Chase Bank, National Association, shall be “Note Registrar” for the purpose of registering Notes and transfers of Notes as herein provided.  JPMorgan Chase Bank, National Association, hereby accepts the foregoing appointment.  Upon any resignation of the Note Registrar, the Issuer shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Note Registrar.  The Indenture Trustee and the Issuer shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof, and the Indenture Trustee and the Issuer shall have the right to rely upon a certificate executed on behalf of the Note Registrar by an Executive Officer thereof as to the names and addresses of the Holders of the Notes and the principal amounts or notional principal amount, as applicable, and number of such Notes.

If any Person other than the Indenture Trustee is appointed by the Issuer as successor Note Registrar, the Issuer will give the Indenture Trustee prompt written notice of the appointment of such Note Registrar and of the location, and any change in the location, of the Note Register.

Upon surrender for registration of transfer of any Note at the office or agency of the Issuer to be maintained as provided in Section 3.02, if the requirements of Section 8-401(1) of the UCC are met, the Issuer shall execute, and the Indenture Trustee shall authenticate and the holder of the Notes shall obtain from the Indenture Trustee, in the name of the designated transferee or transferees, one or more new Notes in any authorized denominations and a like aggregate initial principal amount or notional principal amount, as applicable.

At the option of the holder of the Notes, Notes may be exchanged for other Notes in any authorized denominations, a like class and a like aggregate initial principal amount or notional principal amount, as applicable, upon surrender of the Notes to be exchanged at such office or agency.  Whenever any Notes are so surrendered for exchange, if the requirements of Section 8-401(1) of the UCC are met, the Issuer shall execute, and the Indenture Trustee shall authenticate and the holder of the Notes shall obtain from the Indenture Trustee, the Notes which the holder of the Notes making the exchange is entitled to receive.

All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

Each transferee of a beneficial interest in the Notes will be deemed to have represented that either: (A) the transferee is not acquiring the Notes directly or indirectly for, or on behalf of, a Benefit Plan or any entity whose underlying assets are deemed to be plan assets of such Benefit Plan, or (B) the acquisition and holding of the Notes by the transferee qualifies for prohibited transaction exemptive relief under PTCE 95-60 (as modified by PTCE 2002-13), PTCE 96-23, PTCE 91-38 (as modified by PTCE 2002-13), PTCE 90-1, PTCE 84-14 (as modified by PTCE 2002-13) or some other applicable exemption.

The Issuer initially appoints The Depository Trust Company (“DTC”) to act as depositary (the “Depositary”) with respect to the each Class of the Notes.

The Issuer initially appoints the Note Registrar to act as custodian with respect to the Notes.

Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by the holder of the Notes thereof or such holder’s attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in Securities Transfer Agent’s Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act.

No service charge shall be made to a holder of the Notes for any registration of transfer or exchange of Notes, but the Indenture Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 2.03 or 9.06 not involving any transfer.

The preceding provisions of this Section notwithstanding, the Issuer shall not be required to make and the Note Registrar need not register transfers or exchanges of Notes selected for redemption or of any Note for a period of 15 days preceding the due date for any payment with respect to the Note.

SECTION 2.05.  Mutilated, Destroyed, Lost or Stolen Notes.  If (i) any mutilated Note is surrendered to the Indenture Trustee, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Indenture Trustee such security or indemnity as may be required by it to hold the Issuer and the Indenture Trustee harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Indenture Trustee that such Note has been acquired by a bona fide purchaser, and provided that the requirements of Section 8-405 of the UCC are met, the Issuer shall execute and upon its request the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note; provided, however, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within 15 days shall be due and payable, or shall have been called for redemption, instead of issuing a replacement Note, the Issuer may pay such destroyed, lost or stolen Note when so due or payable or upon the Redemption Date without surrender thereof.  If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a bona fide purchaser of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer and the Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Indenture Trustee in connection therewith.

Upon the issuance of any replacement Note under this Section, the Issuer may require the payment by the holder of the Notes thereof of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee and the Note Registrar) connected therewith.

Every replacement Note issued pursuant to this Section in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

SECTION 2.06.  Persons Deemed Owner.  Prior to due presentment for registration of transfer of any Note, the Issuer, the Indenture Trustee, the Note Registrar and any other agent of the Issuer, the Indenture Trustee or the Note Registrar may treat the Person in whose name any Note is registered (as of the day of determination) as the owner of such Note for the purpose of receiving payments of principal of and interest on, as applicable, the related group of Notes and such Class of Notes and for all other purposes whatsoever, whether or not such Note is overdue, and none of the Issuer, the Indenture Trustee, the Note Registrar nor any agent of the Issuer, the Indenture Trustee or the Note Registrar shall be affected by notice to the contrary.

SECTION 2.07.  Payment of Principal and Interest; Defaulted Interest.  (a)  The Class I-A-1 Notes, Class I-A-2 Notes, Class I-B Notes, Class II-A-1 Notes, Class II-A-2 Notes, Class II-A-3 Notes, Class II-A-4 Notes, Class II-B Notes and Class II-C Notes shall accrue interest as provided in the form of Class I-A-1 Note, Class I-A-2 Note, Class I-B Note, Class II-A-1 Note, Class II-A-2 Note, Class II-A-3 Note, Class II-A-4 Note, Class II-B Note and Class II-C Note set forth in Exhibits A-1 through A-9, respectively, and such interest shall be payable on each Distribution Date as specified therein, subject to Section 3.01.  Any installment of interest or principal, if any, with respect to each Class of Notes payable on any applicable Note which is punctually paid or duly provided for by the Issuer on the applicable Distribution Date shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered on the Record Date by check mailed first-class, postage prepaid to such Person’s address as it appears on the Note Register on such Record Date, except that, unless Definitive Notes have been issued pursuant to Section 2.12, with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payment will be made by wire transfer in immediately available funds to the account designated by such nominee and except for the final installment of principal payable with respect to such Note on a Distribution Date or on the applicable Note Final Maturity Date which shall be payable as provided below.  The funds represented by any such checks returned undelivered shall be held in accordance with Section 3.03.

(b)

The principal of each Note shall be payable in installments on each Distribution Date as provided in the form of Class I-A-1 Note, Class I-A-2 Note, Class I-B Note, Class II-A-1 Note, Class II-A-2 Note, Class II-A-3 Note, Class II-A-4 Note, Class II-B Note and Class II-C Note set forth in Exhibits A-1 through A-9, respectively, to the extent the amount of funds required and available to be distributed in respect of principal on such Class of Notes pursuant to the Sale and Servicing Agreement; provided, however, the entire unpaid principal amount of each Class of Notes shall be due and payable on its respective Final Maturity Date.  Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable, if not previously paid, on the date on which an Event of Default shall have occurred and is continuing, if the Indenture Trustee, or (with respect to the Group I Notes only) the Group I Controlling Parties holding a majority of the Outstanding Amount of the related Classes of Group I Notes, or (with respect to the Group II Notes only) the Group II Controlling Parties holding a majority of the Outstanding Amount of the related Classes of Group II Notes have declared the related group of Notes to be immediately due and payable in the manner provided in Section 5.02.  All principal payments on each Class of Notes shall be made pro rata to the Holders of such Class of Notes entitled thereto.  The Indenture Trustee shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Distribution Date on which the Issuer expects that the final installment of principal of and interest on any Class of Notes.  Such notice shall be mailed or transmitted by facsimile prior to such final Distribution Date and shall specify that such final installment will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such installment.  Notices in connection with redemptions of Notes shall be mailed to the Holders of the Notes as provided in Section 10.02.

(c)

If the Issuer defaults in a payment of interest on any Class of the Notes, the Issuer shall pay defaulted interest (plus interest on such defaulted interest to the extent lawful) at the applicable Note Interest Rate in any lawful manner.  The Issuer may pay such defaulted interest to the persons who are Holders of such Class or Classes of Notes on a subsequent special record date, which date shall be at least three Business Days prior to the payment date.  The Issuer shall fix or cause to be fixed any such special record date and payment date, and, at least 15 days before any such special record date, the Issuer shall mail to each holder of the affected Class or Classes of Notes a notice that states the special record date, the payment date and the amount of defaulted interest to be paid.

SECTION 2.08.  Cancellation.  All Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly cancelled by the Indenture Trustee.  The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Indenture Trustee.  No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section, except as expressly permitted by this Indenture.  All cancelled Notes may be held or disposed of by the Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time, unless the Issuer shall direct by an Issuer Order that they be returned to it and so long as such Issuer Order is timely and the Notes have not been previously disposed of by the Indenture Trustee.

SECTION 2.09.  Release of Collateral.  Subject to Section 11.01 and the terms of the Basic Documents, the Indenture Trustee shall release property from the lien of this Indenture only upon receipt of an Issuer Request accompanied by an Officers’ Certificate of the Issuer, an Opinion of Counsel in each case, that all conditions required under the Indenture have been fulfilled and Independent Certificates in accordance with TIA §§ 314(c) and 314(d)(l) or an Opinion of Counsel in lieu of such Independent Certificates to the effect that the TIA does not require any such Independent Certificates.

SECTION 2.10.  Book-Entry Notes.  The Notes, upon original issuance, will be issued in the form of typewritten Notes representing the Book-Entry Notes, to be delivered to The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Issuer.  Such Notes shall initially be registered on the Note Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no Note Owner will receive a Definitive Note (as defined below) representing such Note Owner’s interest in such Note, except as provided in Section 2.12.  Unless and until definitive, fully registered Notes (the “Definitive Notes”) have been issued to Note Owners pursuant to Section 2.12:

(i)

the provisions of this Section shall be in full force and effect;

(ii)

each of the Note Registrar and the Indenture Trustee may deal with the Clearing Agency for all purposes (including the payment of principal of and interest and other amounts on the Notes) as the authorized representative of the Note Owners;

(iii)

to the extent that the provisions of this Section conflict with any other provisions of this Indenture, the provisions of this Section shall control;

(iv)

the rights of Note Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Note Owners and the Clearing Agency and/or the Clearing Agency Participants pursuant to the Note Depository Agreements.  Unless and until Definitive Notes are issued pursuant to Section 2.12, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit payments of principal of and interest and other amounts on the Notes to such Clearing Agency Participants; and

(v)

whenever this Indenture requires or permits actions to be taken based upon instructions or directions of the Holders of the Notes evidencing a specified percentage of the Outstanding Amount of the Notes, the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Note Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Notes and has delivered such instructions to the Indenture Trustee.

SECTION 2.11.  Notices to Clearing Agency.  Whenever a notice or other communication to the Holders of the Notes is required under this Indenture, unless and until Definitive Notes shall have been issued to Note Owners pursuant to Section 2.12, the Indenture Trustee shall give all such notices and communications specified herein to be given to the Holders of the Notes to the Clearing Agency.

SECTION 2.12.  Definitive Notes.  If (i) the Administrator advises the Indenture Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities with respect to the Notes, and the Administrator is unable to locate a qualified successor, (ii) the Administrator at its option advises the Indenture Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency or (iii) after the occurrence of an Event of Default, a Master Servicer Default or an Administrator Default, Note Owners representing beneficial interests aggregating at least a majority of the Outstanding Amount of such Class of Notes advise the Clearing Agency (which shall then notify the Indenture Trustee) in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Note Owners of such Class of Notes, then the Indenture Trustee will cause the Clearing Agency to notify all Note Owners of such Class of Notes, through the Clearing Agency, of the occurrence of any such event and of the availability of Definitive Notes to such Note Owners requesting the same.  Upon surrender to the Indenture Trustee of the typewritten Notes representing the Book-Entry Notes by the Clearing Agency, accompanied by registration instructions, the Issuer shall execute and the Indenture Trustee shall authenticate the Definitive Notes in accordance with the instructions of the Clearing Agency.  None of the Issuer, the Owner Trustee, the Note Registrar or the Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions.  Upon the issuance of Definitive Notes, the Indenture Trustee shall recognize the Holders of the Definitive Notes as the Noteholders for such Class of Notes.

ARTICLE III

Covenants

SECTION 3.01.  Payment to Noteholders.  The Issuer will duly and punctually pay the principal of and interest on each Class of Notes in accordance with the terms of such Notes and this Indenture.  Without limiting the foregoing, subject to Section 8.02(c), the Issuer will cause to be distributed to the Holders of the each Class of Notes in each group of Notes that portion of the amounts on deposit in the Trust Accounts related to such group of Notes on a Distribution Date, to which the Holders of each Class of Notes are entitled to receive pursuant to the Sale and Servicing Agreement.  Amounts properly withheld under the Code by any Person from a payment to any holder of the Notes of interest on and/or principal of such Notes shall be considered as having been paid by the Issuer to such Holder of the applicable Notes for all purposes of this Indenture.  The Notes will be non-recourse obligations of the Issuer and shall be limited in right of payment to amounts available from the Indenture Trust Estate as provided in this Indenture and the Issuer shall not be otherwise liable on the Notes.

SECTION 3.02.  Maintenance of Office or Agency.  The Issuer will maintain in the Borough of Manhattan, The City of New York, an office or agency where Notes may be surrendered for registration of transfer or exchange.  The Issuer hereby initially appoints the Note Registrar to serve as its agent for the foregoing purposes.  The Issuer will give prompt written notice to the Indenture Trustee of the location, and of any change in the location, of any such office or agency.  If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such surrenders may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Indenture Trustee as its agent to receive all such surrenders in respect of the Notes.

SECTION 3.03.  Money for Payments To Be Held in Trust.  All payments of amounts due and payable with respect to any Notes that are to be made from amounts distributed from the Distribution Account or the applicable Collection Account or any other Trust Account pursuant to Section 8.02(c) shall be made on behalf of the Issuer by the Paying Agent, and no amounts so distributed from the Distribution Account or the applicable Collection Account for payments of Group I or Group II Notes, as applicable, shall be paid over to the Issuer except as provided in this Section.  JPMorgan Chase Bank, National Association is hereby appointed as the initial “Paying Agent” hereunder and JPMorgan Chase Bank, National Association hereby accepts such appointment.

On or prior to the Closing Date, the Paying Agent shall establish a segregated trust account (the “Distribution Account”) designated as “Distribution Account – KeyCorp Student Loan Trust 2005-A” for the benefit of the Holders of the Notes and the other persons entitled to distributions therefrom.  Such account shall be an Eligible Deposit Account and shall be used for the sole purpose of distributing sums provided to the Paying Agent by or on behalf of the Issuer in accordance with this Indenture and the Sale and Servicing Agreement.

On or before the Business Day next preceding each Distribution Date, Special Redemption Date and Redemption Date, the Issuer shall distribute or cause to be distributed to the Distribution Account (or an eligible successor account designated by the Paying Agent) an aggregate sum sufficient to pay the amounts then becoming due under each Class of the Notes, such sum to be held in trust for the benefit of the Persons entitled thereto and (unless the Paying Agent is the Indenture Trustee at the time of such distribution) shall promptly notify the Indenture Trustee of its action or failure so to act.

The Issuer will cause each Paying Agent appointed as a replacement Paying Agent after the date of this Indenture to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee, subject to the provisions of this Section, that such Paying Agent will:

(i)

hold all sums held by it for the payment of amounts due with respect to each Class of the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

(ii)

give the Indenture Trustee notice of any default by the Issuer of which it has actual knowledge (or any other obligor upon the Notes) in the making of any payment required to be made with respect to any Class of Notes;

(iii)

at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

(iv)

immediately resign as Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of each applicable Class of Notes if at any time it ceases to meet the standards required to be met by the Paying Agent at the time of its appointment; and

(v)

comply with all requirements of the Code with respect to the withholding from any payments made by it on any Class of the Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

JPMorgan Chase Bank, National Association hereby agrees to the provisions of clauses (i) through (v) above and this Indenture shall constitute the written instrument of JPMorgan Chase Bank, National Association referred to above.  If JPMorgan Chase Bank, National Association is the Paying Agent, or is subsequently appointed Paying Agent, it hereby agrees to the provisions of clauses (i) through (v) and no written instrument will be required from it in connection with such appointment.

The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct the Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by the Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

Subject to applicable laws with respect to escheat of funds, any money held by the Indenture Trustee or the Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and be paid to the Issuer on Issuer Request; and the holder of such Notes thereof shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Indenture Trustee or such Paying Agent, before being required to make any such repayment, shall at the expense and direction of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer.  The Indenture Trustee shall also adopt and employ, at the expense of the Issuer, any other reasonable means of notification of such repayment (including mailing notice of such repayment to the Holders of the Notes whose Notes have been called but have not been surrendered for redemption or whose right to or interest in moneys due and payable but not claimed is determinable from the records of the Indenture Trustee or of the Paying Agent, at the last address of record for each such holder of the Notes).

SECTION 3.04.  Existence.  The Issuer will keep in full effect its existence, rights and franchises as a trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other State or of the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Collateral and each other instrument or agreement included in the Indenture Trust Estate.

SECTION 3.05.  Protection of Indenture Trust Estate.  The Issuer will from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

(i)

maintain or preserve the lien and security interest (and the priority thereof) of this Indenture or carry out more effectively the purposes hereof;

(ii)

perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

(iii)

enforce any of the Collateral; or

(iv)

preserve and defend title to the Indenture Trust Estate and the rights of the Indenture Trustee, and the Holders of the Notes in such Indenture Trust Estate against the claims of all persons and parties.

The Issuer hereby designates the Indenture Trustee its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required to be executed pursuant to this Section.

SECTION 3.06.  Opinions as to Indenture Trust Estate.  (a)  On the Closing Date, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture, any indentures supplemental hereto, and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, as are necessary to perfect and make effective the lien and security interest of this Indenture and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such lien and security interest effective.

(b)

On or before April 30 in each calendar year, beginning in 2007, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as is necessary to maintain the lien and security interest created by this Indenture and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest.  Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and security interest of this Indenture until April 30 in the following calendar year.

SECTION 3.07.  Performance of Obligations; Master Servicing of Financed Student Loans.  (a)  The Issuer will not take any action and will use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person’s material covenants or obligations under any instrument or agreement included in the Indenture Trust Estate or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as expressly provided in this Indenture, the Sale and Servicing Agreement or such other instrument or agreement.

(b)

The Issuer may contract with other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee in an Officers’ Certificate of the Issuer shall be deemed to be action taken by the Issuer.  Initially, the Issuer has contracted with the Master Servicer and the Administrator to assist the Issuer in performing its duties under this Indenture.

(c)

The Issuer will enforce all of its rights under this Indenture and the other Basic Documents and will punctually perform and observe all of its obligations and agreements contained in this Indenture, the other Basic Documents and in the instruments and agreements included in the Indenture Trust Estate, including filing or causing to be filed all UCC financing statements and continuation statements required to be filed by the terms of this Indenture and the Sale and Servicing Agreement in accordance with and within the time periods provided for herein and therein.  Except as otherwise expressly provided therein, the Issuer shall not waive, amend, modify, supplement or terminate any Basic Document or any provision thereof without the consent of the Indenture Trustee, (with respect to the Group I Notes only) the Group I Controlling Parties holding a majority of the Outstanding Amount of the related Classes of Group I Notes, and (with respect to the Group II Notes only) the Group II Controlling Parties holding a majority of the Outstanding Amount of the related Classes of Group II Notes).

(d)

If the Issuer shall have knowledge of the occurrence of a Master Servicer Default or an Administrator Default under the Sale and Servicing Agreement, the Issuer shall promptly notify the Indenture Trustee, the Group I Controlling Noteholders (with respect to Master Servicer Defaults only), the Group II Controlling Noteholders (with respect to the Master Servicer Defaults only) and the Rating Agencies thereof, and shall specify in such notice the action, if any, the Issuer is taking with respect to such default.  If a Master Servicer Default shall arise from the failure of the Master Servicer to perform any of its duties or obligations under the Sale and Servicing Agreement, or an Administrator Default shall arise from the failure of the Administrator to perform any of its duties or obligations under the Sale and Servicing Agreement or the Administration Agreement, as the case may be, with respect to the Financed Student Loans, the Issuer shall take all reasonable steps available to it to enforce its rights under the Basic Documents in respect of such failure.

(e)

As promptly as possible after the giving of notice of a partial or complete termination to the Master Servicer of the Master Servicer’s rights and powers with respect to either or both of the Group I or Group II Student Loans, or to the Administrator of the Administrator’s rights and powers, pursuant to Section 8.02 of the Sale and Servicing Agreement, the Issuer shall appoint a successor master servicer (the “Successor Master Servicer”), or a successor administrator (the “Successor Administrator”), and such Successor Master Servicer or Administrator, as the case may be, shall accept its appointment by a written assumption in a form acceptable to the Indenture Trustee.  In the event that a Successor Master Servicer or Administrator has not been appointed and accepted its appointment at the time when the Master Servicer or Administrator, as the case may be, ceases to act as Master Servicer or Administrator, as the case may be, the Indenture Trustee without further action shall automatically be appointed a Successor Master Servicer or Administrator, as the case may be.  The Indenture Trustee may resign as the Master Servicer or the Administrator pursuant to the terms of the Sale and Servicing Agreement by giving written notice of such resignation to the Issuer, and in such event will be released from such duties and obligations, such release not to be effective until the date a new master servicer or a new administrator enters into an agreement with the Issuer as provided below; provided, however, that nothing herein shall require or permit the Indenture Trustee to act as Master Servicer, or otherwise master service Financed Student Loans, in violation of the Higher Education Act.  Upon delivery of any such notice to the Issuer, the Issuer shall obtain a new master servicer or a new administrator as a Successor Master Servicer or Administrator under the Sale and Servicing Agreement.  Any Successor Master Servicer or Administrator, as the case may be, other than the Indenture Trustee shall (i) be an established institution (A) that satisfies any requirements of the Higher Education Act applicable to servicers and (B) whose regular business includes the servicing or administration of student loans and (ii) enter into a master servicing agreement or an administration agreement with the Issuer having substantially the same provisions as the provisions of the Sale and Servicing Agreement applicable to the predecessor Master Servicer or the provisions of the Sale and Servicing Agreement and the Administration Agreement applicable to the Administrator.  If within 30 days after the delivery of the notice referred to above, the Issuer shall not have obtained such a new master servicer or administrator, as the case may be, the Indenture Trustee may appoint, or may petition a court of competent jurisdiction to appoint, a Successor Master Servicer or Administrator; provided, however, that such right to appoint or to petition for the appointment of any such successor shall in no event relieve the Indenture Trustee from any obligations otherwise imposed on it under the Basic Documents until such successor has in fact assumed such appointment.  In connection with any such appointment, the Indenture Trustee may make such arrangements for the compensation of such successor as the Indenture Trustee and such successor shall agree, subject to the limitations set forth below and in the Sale and Servicing Agreement, and in accordance with Section 8.02 of the Sale and Servicing Agreement, the Issuer shall enter into an agreement with such successor for the servicing or administration of the Financed Student Loans (such agreement to be in form and substance satisfactory to the Indenture Trustee).  If the Indenture Trustee shall succeed as provided herein to the Master Servicer’s duties with respect to Financed Student Loans or the Administrator’s duties with respect to the Issuer and the Financed Student Loans, as the case may be, it shall do so in its individual capacity and not in its capacity as Indenture Trustee and, accordingly, the provisions of Article VI hereof shall be inapplicable to the Indenture Trustee in its duties as the successor to the Master Servicer or the Administrator, as the case may be, and the servicing or administration of the Financed Student Loans.  In case the Indenture Trustee shall become successor to the Master Servicer or the Administrator, as the case may be, under the Sale and Servicing Agreement, the Indenture Trustee shall be entitled to appoint as Master Servicer or as Administrator, as the case may be, any one of its affiliates or agents, provided that such appointment shall not affect or alter in any way the liability of the Indenture Trustee as a successor for the performance of the duties and obligations of the Master Servicer or the Administrator in accordance with the terms hereof.

(f)

Upon any partial or complete termination of the Master Servicer’s rights and powers pursuant to the Sale and Servicing Agreement, or any termination of the Administrator’s rights and powers pursuant to the Sale and Servicing Agreement, as the case may be, the Issuer shall promptly notify the Indenture Trustee.  As soon as a Successor Master Servicer or a Successor Administrator is appointed, the Issuer shall notify the Indenture Trustee of such appointment, specifying in such notice the name and address of such Successor Master Servicer or such Successor Administrator.

(g)

Without derogating from the absolute nature of the assignment granted to the Indenture Trustee under this Indenture or the rights of the Indenture Trustee hereunder, the Issuer agrees that it will not, without the prior written consent of the Indenture Trustee, (with respect to amendments affecting the Group I Notes) the Group I Controlling Parties holding a majority of the Outstanding Amount of the related Classes of Group I Notes, and (with respect to amendments affecting the Group II Notes) the Group II Controlling Parties holding a majority of the Outstanding Amount of the related Classes of Group II Notes, amend, modify, waive, supplement, terminate or surrender, or agree to any amendment, modification, supplement, termination, waiver or surrender of, the terms of any Collateral except as provided herein, except to the extent otherwise provided therein, or waive timely performance or observance by the Master Servicer, the Administrator, the Depositor, the Issuer or the Eligible Lender Trustee under the Sale and Servicing Agreement; provided, however, that no such amendment shall (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments with respect to Group I or Group II Student Loans or distributions that shall be required to be made for the benefit of the Holders of Group I or Group II Notes or (ii) amend the aforesaid percentage of the Outstanding Amount of the related Class or Classes of Notes, which are required to consent to any such amendment, without the consent of all outstanding Holders of all Classes of Notes affected by such amendment (notwithstanding anything to the contrary contained herein or in the Trust Agreement, such rights of consent granted to the Holders of the Notes contained in clauses (i) and (ii) of this proviso shall not be exercisable by the Group I Controlling Parties on behalf of all of the Group I Noteholders or by the Group II Controlling Parties on behalf of all of the Group II Noteholders).

(h)

Notwithstanding the foregoing, in the event that the Master Servicer is being replaced by a Successor Master Servicer with respect to only one group of Financed Student Loans, pursuant to Section 8.02(a) of the Sale and Servicing Agreement, the Indenture Trustee shall continue to recognize KBNA as Master Servicer, and KBNA shall be permitted continue in its role of Master Servicer, with respect to the other group of Student Loans and the foregoing provisions shall only apply to the Successor Master Servicer in its capacity as Master Servicer of one group of Student Loans.

SECTION 3.08.  Negative Covenants.  So long as any Notes are Outstanding, the Issuer shall not:

(i)

except as expressly permitted by this Indenture or any other Basic Document, sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Issuer, including those included in the Indenture Trust Estate, unless directed to do so by the Indenture Trustee;

(ii)

claim any credit on, or make any deduction from the principal or interest payable in respect of, the applicable Notes (other than amounts properly withheld from such payments under the Code or applicable state law) or assert any claim against any present or former holder of the Notes by reason of the payment of the taxes levied or assessed upon any part of the Indenture Trust Estate; or

(iii)

(A) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (B) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Indenture Trust Estate or any part thereof or any interest therein or the proceeds thereof (other than tax liens and other liens that arise by operation of law, in each case arising solely as a result of an action or omission of the related Obligor, and other than as expressly permitted by the Basic Documents) or (C) permit the lien of this Indenture not to constitute a valid first priority (other than with respect to any such tax or other lien) security interest in the Indenture Trust Estate.

SECTION 3.09.  Annual Statement as to Compliance.  The Issuer will deliver to the Indenture Trustee, on or before March 25, 2006 and on or before March 25 of each year thereafter, an Officers’ Certificate of the Issuer stating that:

(i)

a review of the activities of the Issuer during the previous calendar year and of performance under this Indenture has been made under such Authorized Officers’ supervision; and

(ii)

to the best of such Authorized Officers’ knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture throughout such year, or, if there has been a default in the compliance of any such condition or covenant, specifying each such default known to such Authorized Officers and the nature and status thereof.

SECTION 3.10.  Issuer May Consolidate, etc., Only on Certain Terms.  (a)  The Issuer shall not consolidate or merge with or into any other Person unless:

(i)

the Person (if other than the Issuer) formed by or surviving such consolidation or merger shall be a Person organized and existing under the laws of the United States of America or any State and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee and the Note Registrar and Paying Agent in form satisfactory to the Indenture Trustee and the Note Registrar and Paying Agent, the due and punctual payment of the principal of and interest on each Class of Notes, and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein;

(ii)

immediately after giving effect to such transaction, no Default shall have occurred and be continuing;

(iii)

the Rating Agency Condition shall have been satisfied with respect to such transaction;

(iv)

the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Indenture Trustee and the Note Registrar and Paying Agent) to the effect that such transaction will not have any material adverse Federal or Pennsylvania state tax consequence to the Issuer, any holder of the Notes or any holder of the Certificates;

(v)

any action as is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

(vi)

the Issuer shall have delivered to the Indenture Trustee and the Note Registrar and Paying Agent an Officers’ Certificate of the Issuer and an Opinion of Counsel each stating that such consolidation or merger and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act).

(b)

Neither the Issuer nor, with respect solely to legal title of the Financed Student Loans, the Eligible Lender Trustee on behalf of the Issuer shall convey or transfer all or substantially all its properties or assets, including those included in the Indenture Trust Estate, to any Person unless:

(i)

the Person that acquires by conveyance or transfer the properties and assets of the Issuer the conveyance or transfer of which is hereby restricted shall (A) be a United States citizen or a Person organized and existing under the laws of the United States of America or any State, (B) expressly assumes, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee and the Note Registrar and Paying Agent, in form satisfactory to the Indenture Trustee and the Note Registrar and Paying Agent, the due and punctual payment of the principal of and interest on each Class of Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein, (C) expressly agrees by means of such supplemental indenture that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of Noteholders, (D) unless otherwise provided in such supplemental indenture, expressly agrees to indemnify, defend and hold harmless the Issuer against and from any loss, liability or expense arising under or related to this Indenture and the Notes and (E) expressly agrees by means of such supplemental indenture that such Person (or if a group of Persons, then one specified Person) shall make all filings with the Commission (and any other appropriate Person) required by the Exchange Act in connection with the Notes;

(ii)

immediately after giving effect to such transaction, no Default shall have occurred and be continuing;

(iii)

the Rating Agency Condition shall have been satisfied with respect to such transaction;

(iv)

the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Indenture Trustee and the Note Registrar and Paying Agent) to the effect that such transaction will not have any material adverse Federal or Pennsylvania state tax consequence to the Issuer, any Noteholder or any holder of the Certificates;

(v)

any action as is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

(vi)

the Issuer shall have delivered to the Indenture Trustee and the Note Registrar and Paying Agent an Officers’ Certificate of the Issuer and an Opinion of Counsel each stating that such conveyance or transfer and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act).

SECTION 3.11.  Successor or Transferee.  (a)  Upon any consolidation or merger of the Issuer in accordance with Section 3.10(a), the Person formed by or surviving such consolidation or merger (if other than the Issuer) shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein.

(b)

Upon a conveyance or transfer of all the assets and properties of the Issuer and, with respect to legal title of the Financed Student Loans, of the Eligible Lender Trustee on behalf of the Issuer pursuant to Section 3.10(b), KeyCorp Student Loan Trust 2005-A will be released from every covenant and agreement of this Indenture to be observed or performed on the part of the Issuer with respect to the Notes immediately upon the delivery by the Issuer of written notice to the Indenture Trustee and the Note Registrar and Paying Agent stating that KeyCorp Student Loan Trust 2005-A is to be so released.

SECTION 3.12.  No Other Business.  The Issuer shall not engage in any business other than financing, purchasing, owning, selling and managing the Financed Student Loans and making Additional Fundings in the manner contemplated by this Indenture and the other Basic Documents and activities incidental thereto.

SECTION 3.13.  No Borrowing.  The Issuer shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any indebtedness except for the Notes.

SECTION 3.14.  [Reserved].

SECTION 3.15.  Guarantees, Loans, Advances and Other Liabilities.  Except as contemplated by the Sale and Servicing Agreement or this Indenture, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another’s payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

SECTION 3.16.  Capital Expenditures.  The Issuer shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

SECTION 3.17.  Restricted Payments.  The Issuer shall not, directly or indirectly, (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Eligible Lender Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer or to the Depositor, the Master Servicer or the Administrator, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Issuer may make, or cause to be made, distributions to the Depositor, the Master Servicer, the Eligible Lender Trustee, the Indenture Trustee, the holders of the Certificates, the Holders of the Notes, the Administrator and either of the Sellers as contemplated by, and to the extent funds are available for such purpose under, the Sale and Servicing Agreement.  The Issuer will not, directly or indirectly, make payments to or distributions from the Collection Account except in accordance with this Indenture and the other Basic Documents.

SECTION 3.18.  Notice of Events of Default.  The Issuer shall give the Indenture Trustee, the Note Registrar, the Paying Agent, the Group I Controlling Parties, the Group II Controlling Parties and the Rating Agencies prompt written notice of each Event of Default hereunder and each default on the part of the Depositor of its obligations under the Sale and Servicing Agreement, or the Master Servicer of its obligations under the Sale and Servicing Agreement or the Administrator of its obligations under the Sale and Servicing Agreement or the Administration Agreement.  In addition, the Issuer shall deliver to the Indenture Trustee, the Note Registrar and the Paying Agent, within five days after the occurrence thereof, written notice in the form of an Officers’ Certificate of the Issuer of any event which with the giving of notice and the lapse of time would become an Event of Default under Section 5.01(iii), its status and what action the Issuer is taking or proposes to take with respect thereto.

SECTION 3.19.  Further Instruments and Acts.  Upon request of the Indenture Trustee, the Note Registrar or the Paying Agent, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

SECTION 3.20.  Article 9 Provisions .  The representations and warranties set forth in this Section speak as of the execution and delivery of this Indenture and as of the Closing Date, but shall survive the pledge of the Financed Student Loans to the Indenture Trustee.  The representations set forth in this Section may not be waived:

(a)

This Indenture creates a valid and continuing security interest (as defined in the New York UCC) in the Financed Student Loans in favor of the Indenture Trustee, which security interest is prior to all other Liens, and is enforceable as such as against creditors of and purchasers from the Issuer;

(b)

The Issuer has taken all steps necessary to perfect its security interest against the Depositor in the Financed Student Loans;

(c)

The Higher Education Act deems the Financed Federal Loans to constitute "accounts" within the meaning of the applicable UCC for the purposes of perfecting a security interest in the Financed Federal Loans;

(d)

Each promissory note executed by a borrower evidencing a Financed Student Loan (other than any master promissory note) constitute an “instrument” or in the case of any Electronic Note, a “payment intangible” within the meaning of the applicable UCC;

(e)

The Issuer or the Eligible Lender Trustee on behalf of the Issuer owns and has good and marketable title to the Financed Student Loans free and clear of any Lien, claim or encumbrance of any Person;

(f)

The Issuer has caused or will have caused, within ten days of the Closing Date, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Financed Student Loans granted to the Indenture Trustee hereunder;

(g)

Other than the security interest granted to the Indenture Trustee pursuant to this Indenture, the Issuer or the Eligible Lender Trustee on behalf of the Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Financed Student Loans.  The Issuer has not authorized the filing of and is not aware of any financing statements against the Issuer or the Eligible Lender Trustee on behalf of the Issuer that include a description of collateral covering the Financed Student Loans other than any financing statement relating to the security interest granted to the Indenture Trustee hereunder or that has been terminated. The Issuer is not aware of any judgment or tax lien filings against the Issuer; and

(h)

Each of the Sub-Servicers has in its possession all original copies of the Financed Student Loan Files that constitute or evidence the Financed Student Loans.  The Financed Student Loan Files that constitute or evidence the Financed Student Loans do not have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Indenture Trustee.  All financing statements filed or to be filed against Seller, the Trust or the Issuer or the Eligible Lender Trustee on behalf of the Issuer in favor of the Indenture Trustee in connection herewith describing the Financed Student Loans contain a statement to the following effect:  “A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Indenture Trustee.”

ARTICLE IV

Satisfaction and Discharge

SECTION 4.01.  Satisfaction and Discharge of Indenture.  This Indenture shall cease to be of further effect with respect to the Notes except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) rights of Holders of the Notes to receive payments of principal thereof and interest thereon, (iv) Sections 3.03, 3.04, 3.05, 3.08, 3.10, 3.12 and 3.13, (v) the rights, obligations and immunities of the Indenture Trustee, the Note Registrar and the Paying Agent hereunder (including the rights of the Indenture Trustee under Section 6.07 and the obligations of the Indenture Trustee under Section 4.02 and the rights of the Paying Agent and Note Registrar under Section 6.14(b)) and (vi) the rights of Holders of the Notes, as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them, and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when:

(A)

a period of 367 days has expired after either

(1)

all Group I and Group II Notes theretofore authenticated and delivered (other than (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 2.05 and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.03) have been delivered to the Indenture Trustee for cancellation; or

(2)

all Notes not theretofore delivered to the Indenture Trustee for cancellation

(i)

have become due and payable,

(ii)

will become due and payable at the Class I-A-1 Final Maturity Date, the Class I-A-2 Final Maturity Date, the Class I-B Final Maturity Date, the Class II-A-1 Final Maturity Date, the Class II-A-2 Final Maturity Date, the Class II-A-3 Final Maturity Date, the Class II-A-4 Final Maturity Date, the Class II-B Final Maturity Date or the Class II-C Final Maturity Date, as the case may be, within one year, or

(iii)

are to be called for redemption within one year under arrangements satisfactory to the Indenture Trustee for the giving of notice of redemption by the Indenture Trustee in the name, and at the expense, of the Issuer, and the Issuer, in the case of (i), (ii) or (iii) above, has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Indenture Trustee for cancellation when due to the Class I-A-1 Final Maturity Date, the Class I-A-2 Final Maturity Date, the Class I-B Final Maturity Date, the Class II-A-1 Final Maturity Date, the Class II-A-2 Final Maturity Date, the Class II-A-3 Final Maturity Date, the Class II-A-4 Final Maturity Date, the Class II-B Final Maturity Date or the Class II-C Final Maturity Date, as the case may be;

(B)

a period of 367 days has expired after the later of the date on which no Group I or Group II Notes are outstanding; and

(C)

the Issuer has delivered to the Indenture Trustee and the Note Registrar and Paying Agent an Officers’ Certificate of the Issuer, an Opinion of Counsel and (if required by the TIA or the Indenture Trustee) an Independent Certificate from a firm of certified public accountants, each meeting the applicable requirements of Section 11.01(a) and, subject to Section 11.02, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

SECTION 4.02.  Application of Trust Money.  All moneys deposited with the Indenture Trustee pursuant to Section 4.01 hereof shall be held in trust and applied by it, in accordance with the provisions of the Group I and Group II Notes and this Indenture, to the payment, either directly or through the Paying Agent, as the Indenture Trustee shall be directed in writing by the Administrator, to the Holders of the particular Group I or Group II Notes for the payment or redemption of which such moneys have been deposited with the Indenture Trustee, of all sums due and to become due thereon for principal of and interest on each Class of Notes; but such moneys need not be segregated from other funds except to the extent required herein or in the Sale and Servicing Agreement or required by law.

SECTION 4.03.  Repayment of Moneys Held by Paying Agent.  In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all moneys then held by the Paying Agent (other than the Indenture Trustee acting in the capacity of Paying Agent) under the provisions of this Indenture with respect to such Notes shall, upon demand of the Issuer, be paid to the Indenture Trustee to be held and applied according to Section 3.03 and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

ARTICLE V

Remedies

SECTION 5.01.  Events of Default.  “Event of Default”, wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body); provided, however, that an Event of Default that occurs with respect to any specific Class or Classes of Notes in either group of Notes (as set forth in clauses (i) or (ii) below) will not be an event of Event with respect to any Class of Notes in the other group of Notes, and the remedies exercisable by the affected Noteholders will not be exercisable by the other group of Noteholders:

(i)

default in the payment of any interest, but excluding any interest due on but not paid to the Holders of the Class I-B, Class II-B or Class II-C Notes, as applicable, as the result of the existence of a related Class I-B, Class II-B or Class II-C Note Interest Trigger, as applicable, on any Distribution Date, on any Group I or Group II Note when the same becomes due and payable, and such default shall continue for a period of three (3) Business Days (provided, however, so long as the Group I or Group II Senior Notes, as applicable, are outstanding, each holder of any Class I-B or Class II-B Note, respectively, or the Note Owner of any such Class I-B or Class II-B Note, as applicable, by such holder’s acceptance of such Class I-B or Class II-B Note, as applicable, or beneficial interest therein, as the case may be, shall be deemed to have consented to the delay in payment of interest on such Class I-B or Class II-B Note, as applicable, and to have waived its right to institute suit for enforcement of any such payment; provided, further that so long as the Class II-B Notes are outstanding, each holder of any Class II-C Note or the Note Owner of any such Class II-C Note, by such holder’s acceptance of such Class II-C Note, or beneficial interest therein, as the case may be, shall be deemed to have consented to the delay in payment of interest on such Class II-C Note, and to have waived its right to institute suit for enforcement of any such payment; or

(ii)

default in the payment of the principal of any Note (x) when the same becomes due and payable (but only to the extent there exists sufficient Group I or Group II Available Funds, as applicable, therefor), or (y) on the Final Maturity Date with respect thereto; or

(iii)

default in the observance or performance of any covenant or agreement of the Issuer made in this Indenture or any other Basic Document (other than a covenant or agreement, a default in the observance or performance of which is elsewhere in this Section specifically dealt with), or any representation or warranty of the Issuer made in this Indenture or any other Basic Document or in any certificate or other writing delivered pursuant hereto or in connection herewith proving to have been incorrect in any material respect as of the time when the same shall have been made, and such default shall continue or not be cured, or the circumstance or condition in respect of which such misrepresentation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of 30 days after there shall have been given, by registered or certified mail, to the Issuer by the Indenture Trustee or to the Issuer and the Indenture Trustee by (x) with respect to defaults hereunder affecting the Group I Notes, the Group I Controlling Parties, representing not less than 25% of the Outstanding Amount of the related Group I Notes, and (y) with respect to defaults hereunder affecting the Group II Notes, the Group II Controlling Parties, representing not less than 25% of the Outstanding Amount of the related Group II Notes; a written notice specifying such default or incorrect representation or warranty and requiring it to be remedied and stating that such notice is a notice of Default hereunder; or

(iv)

the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuer or any substantial part of the Indenture Trust Estate in an involuntary case under any applicable Federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Indenture Trust Estate, or ordering the winding-up or liquidation of the Issuer’s affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

(v)

the commencement by the Issuer of a voluntary case under any applicable Federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Issuer to the entry of an order for relief in an involuntary case under any such law, or the consent by the Issuer to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Indenture Trust Estate, or the making by the Issuer of any general assignment for the benefit of creditors, or the failure by the Issuer generally to pay its debts as such debts become due, or the taking of action by the Issuer in furtherance of any of the foregoing.

SECTION 5.02.  Acceleration of Maturity; Rescission and Annulment.  If an Event of Default with respect to either group of Notes should occur and be continuing, then and in every such case the Indenture Trustee at the direction of (x) with respect to the Group I Notes, the Group I Controlling Parties, representing not less than a majority of the Outstanding Amount of the related Group I Notes, and (y) with respect to the Group II Notes, the Group II Controlling Parties, representing not less than a majority of the Outstanding Amount of the related Group II Notes, shall declare all the Group I or Group II Notes, as applicable, to be immediately due and payable, by a notice in writing to the Issuer (and to the Indenture Trustee if given by the Holders of the Notes), and upon any such declaration the unpaid principal amount of such group of Notes (but not the other group of Notes), together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable.

At any time after such declaration of acceleration of maturity has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter in this Article V provided, (x) with respect to the Group I Notes, the Group I Controlling Parties, representing not less than a majority of the Outstanding Amount of the related Group I Notes, and (y) with respect to the Group II Notes, the Group II Controlling Parties, representing not less than a majority of the Outstanding Amount of the related Group II Notes, by written notice to the Issuer and the Indenture Trustee, may rescind and annul such declaration and its consequences if:

(i)

the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay:

(A)

all payments of principal of and interest on all Group I or Group II Notes, as applicable, and all other amounts that would then be due hereunder or upon such Group I or Group II Notes, respectively, if the Event of Default giving rise to such acceleration had not occurred; and

(B)

all sums paid or advanced by the Indenture Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel; and

(ii)

all Events of Default, other than the nonpayment of the principal of the Group I or Group II Notes, as the case may be, that have become due solely by such acceleration, have been cured or waived as provided in Section 5.12.

No such rescission shall affect any subsequent default or impair any right consequent thereto.

SECTION 5.03.  Collection of Indebtedness and Suits for Enforcement by Indenture Trustee.  (a)  The Issuer covenants that if (i) default is made in the payment of any interest on any Group I or Group II Note, as applicable, when the same becomes due and payable, and such default continues for a period of three Business Days, or (ii) default is made in the payment of the principal of or any installment of the principal on the related Final Maturity Date of a Class of Group I or Group II Notes, as applicable, when the same becomes due and payable in accordance with Section 2.07(b), the Issuer will, upon demand of the Indenture Trustee, pay to the Indenture Trustee, for the benefit of the Holders of the Group I or Group II Notes, as the case may be, the whole amount then due and payable on such Group I or Group II Notes for principal and interest, with interest upon the overdue principal, and, to the extent payment at such rate of interest shall be legally enforceable, upon overdue installments of interest at the rate specified in Section 2.07 and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel.

(b)

In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust, may, or shall at the written direction of (x) with respect to the Group I Notes, the Group I Controlling Parties, representing not less than a majority of the Outstanding Amount of the related Group I Notes, and (y) with respect to the Group II Notes, the Group II Controlling Parties, representing not less than a majority of the Outstanding Amount of the related Group II Notes, institute a Proceeding for the collection of the sums so due and unpaid, and prosecute such Proceeding to judgment or final decree, and enforce the same against the Issuer or other obligor upon such Group I or Group II Notes, as applicable, and collect in the manner provided by law out of the property of the Issuer or other obligor upon such Group I or Group II Notes, as applicable, wherever situated, the moneys adjudged or decreed to be payable.

(c)

If an Event of Default occurs and is continuing, the Indenture Trustee may, or shall at the written direction of (x) with respect to the Group I Notes, the Group I Controlling Parties, representing not less than a majority of the Outstanding Amount of the related Group I Notes, and (y) with respect to the Group II Notes, the Group II Controlling Parties, representing not less than a majority of the Outstanding Amount of the related Group II Notes, as more particularly provided in Section 5.04, proceed to protect and enforce its rights and the rights of the Holders of the Group I or Group II Notes, as applicable, by such appropriate Proceedings as the Indenture Trustee is directed in writing by (xx) with respect to the Group I Notes, the Group I Controlling Parties, representing not less than a majority of the Outstanding Amount of the related Group I Notes, and (yy) with respect to the Group II Notes, the Group II Controlling Parties, representing not less than a majority of the Outstanding Amount of the related Group II Notes, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

(d)

In case there shall be pending, relative to the Issuer or any other obligor upon the Group I or Group II Notes, as applicable, or any Person having or claiming an ownership interest in the Indenture Trust Estate, Proceedings under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial Proceedings relative to the Issuer or other obligor upon the Group I or Group II Notes, as applicable, or to the creditors or property of the Issuer or such other obligor, the Indenture Trustee, irrespective of whether the principal of any Group I or Group II Notes, as applicable, shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section, shall at the written direction of (x) with respect to the Group I Notes, the Group I Controlling Parties, representing not less than a majority of the Outstanding Amount of the related Group I Notes, and (y) with respect to the Group II Notes, the Group II Controlling Parties, representing not less than a majority of the Outstanding Amount of the related Group II Notes, be entitled and empowered, by intervention in such proceedings or otherwise:

(i)

to file and prove a claim or claims for the whole amount of principal of and interest on each Class of Notes owing and unpaid in respect of the Group I or Group II Notes, as applicable, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence or bad faith) the Holders of the Group I or Group II Notes, as applicable, allowed in such Proceedings;

(ii)

unless prohibited by applicable law and regulations, to vote on behalf of the Holders of the Group I or Group II Notes, as applicable, in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

(iii)

to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Holders of the Group I or Group II Notes, as applicable, and of the Indenture Trustee on their behalf; and

(iv)

to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Holders of the Group I or Group II Notes, as the case may be, allowed in any judicial proceedings relative to the Issuer, its creditors and its property;

and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such Holders of the Group I or Group II Notes, as the case may be, to make payments to the Indenture Trustee, and, in the event that the Indenture Trustee shall consent to the making of payments directly to such Holders of the Group I or Group II Notes, as applicable, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee except as a result of negligence or bad faith.

(e)

Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Holder of the Group I or Group II Notes, as applicable, any plan of reorganization, arrangement, adjustment or composition affecting the Group I or Group II Notes, as applicable, or the rights of any Holder of the Group I or Group II Notes, as applicable, thereof or to authorize the Indenture Trustee to vote in respect of the claim of any Holder of the Group I or Group II Notes, as applicable, in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

(f)

All rights of action and of asserting claims under this Indenture, or under any of the Group I or Group II Notes, as applicable, may be enforced by the Indenture Trustee without the possession of any of the Group I or Group II Notes, as applicable, or the production thereof in any trial or other Proceedings relative thereto, and any such action or Proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Group I or Group II Notes, as applicable.

(g)

In any Proceedings brought by the Indenture Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all the Holders of the Group I or Group II Notes, as applicable, and it shall not be necessary to make any Holder of the Group I or Group II Notes, as applicable, a party to any such Proceedings.

SECTION 5.04.  Remedies; Priorities.  (a)  If an Event of Default with respect to the Group I or Group II Notes, as the case may be, shall have occurred and be continuing, the Indenture Trustee may, or shall at the written direction of (x) with respect to the Group I Notes, the Group I Controlling Parties, representing not less than a majority of the Outstanding Amount of the related Group I Notes (or such different percentage as set forth below), and (y) with respect to the Group II Notes, the Group II Controlling Parties, representing not less than a majority of the Outstanding Amount of the related Group II Notes (or such different percentage as set forth below), do one or more of the following (subject to Section 5.05):

(i)

institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Group I or Group II Notes, as applicable, or under this Indenture with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer and any other obligor upon such Group I or Group II Notes, as applicable, moneys adjudged due;

(ii)

institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Indenture Trust Estate securing the Group I and/or Group II Notes, as applicable;

(iii)

exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee and the Holders of the Group I or Group II Notes, as applicable; and

(iv)

sell the Indenture Trust Estate securing the Group I and/or Group II Notes, as applicable, or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law;

provided, however, that the Indenture Trustee may not sell or otherwise liquidate the Indenture Trust Estate securing the Group I and/or Group II Notes, as applicable, following an Event of Default, other than an Event of Default described in Section 5.01(i) or (ii), unless (i) (x) with respect to the Group I Notes, 100% of Group I Noteholders, or (y) with respect to the Group II Notes, 100% of Group II Noteholders, consent to such sale, (ii) the proceeds of such sale are sufficient to pay in full the principal of and the accrued interest on the outstanding Group I or Group II Notes or (iii) the Indenture Trustee determines that the collections on the Group I or Group II Student Loans, as the case may be, would not be sufficient on an ongoing basis to make all payments on the Group I or Group II Notes, respectively, as such payments would have become due if such obligations had not been declared due and payable, and the Indenture Trustee obtains the consent of (x) with respect to the Group I Notes, the Holders of the Group I Notes representing not less than 66.67% of the Outstanding Amount of the Group I Notes, and (y) with respect to the Group II Notes, the Holders of the Group II Notes representing not less than 66.67% of the Outstanding Amount of the Group II Notes.  In addition, notwithstanding anything herein to the contrary, the Indenture Trustee’s rights hereunder to sell the Group I or Group II Student Loans, as applicable, shall be subject to the provisions of Section 10.06 of the Sale and Servicing Agreement.

(b)

(X)  If the Indenture Trustee collects any money or property under this Article V following the occurrence and during the continuation of an Event of Default with respect to the Group I Notes and Sections 5.01(i), 5.01(ii), 5.01(iv) or 5.01(v) above or following the acceleration of the Group I Notes pursuant to Section 5.02, it shall pay out the money or property in the following order:

FIRST:  pari passu based on amounts due,  to each of the Indenture Trustee, the Eligible Lender Trustee and the Note Registrar and Paying Agent for amounts due under Section 6.07 or Section 6.14(b), allocated to the Group I Notes, not to exceed $400,000 per annum in the aggregate, and to the Owner Trustee for amounts due under Article VI of the Sale and Servicing Agreement or Section 8.01 of the Trust Agreement, allocated to the Group I Notes, not to exceed $50,000 per annum in the aggregate;

SECOND:  pro rata to the Master Servicer for due and unpaid Master Servicing Fees with respect to the Group I Student Loans and to the Administrator for due and unpaid Administration Fees allocated to the Group I Notes;

THIRD:  to the Holders of the Group I Class A Notes for amounts due and unpaid on the Group I Class A Notes for interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Group I Class A Notes for interest;

FOURTH:  to the Holders of the Group I Class A Notes for amounts due and unpaid on the Group I Class A Notes for principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Group I Class A Notes for principal, until the Outstanding Amount of each such Class of Group I Class A Notes is zero;

FIFTH:  to the Holders of the Class I-B Notes for amounts due and unpaid on the Class I-B Notes for interest;

SIXTH:  to the Holders of the Class I-B Notes for amounts due and unpaid on the Class I-B Notes for principal, until the Outstanding Amount of the Class I-B Notes is zero;

SEVENTH:  to each of the Owner Trustee, the Indenture Trustee, the Eligible Lender Trustee and the Note Registrar and Paying Agent (pari passu based on amounts due) for amounts due under Section 6.07 or Section 6.14(b), or, in the case of the Owner Trustee, Article VI of the Sale and Servicing Agreement of Section 8.01 of the Trust Agreement but only to the extent not paid pursuant to priority FIRST above;

EIGHTH:  after all payments shown above are made, and if Group II Available Funds are insufficient to make all required payments to the Group II Noteholders, the Master Servicer and/or the Administrator, each with respect to the Group II Student Loans, as applicable, on such Distribution Date, any remaining amounts shall be paid to the Group II Noteholders, the Master Servicer and/or the Administrator, as applicable, in the order and for the purposes set forth in Section 5.05(c)(Y) of the Sale and Servicing Agreement or Sections 5.04(b)(Y) or 5.04(c)(Y) of this Indenture, as applicable, up to the amount of such deficiency in Group II Available Funds; and

NINTH:  to the Certificate Paying Agent (on behalf of the Issuer), for distribution to the Certificateholder in accordance with the terms of the Trust Agreement.

(Y)  If the Indenture Trustee collects any money or property under this Article V following the occurrence and during the continuation of an Event of Default with respect to the Group II Notes and Sections 5.01(i), 5.01(ii), 5.01(iv) or 5.01(v) above or following the acceleration of the Group II Notes pursuant to Section 5.02, it shall pay out the money or property in the following order:

FIRST:  pari passu based on amounts due,  to each of the Indenture Trustee, the Eligible Lender Trustee and the Note Registrar and Paying Agent for amounts due under Section 6.07 or Section 6.14(b), allocated to the Group II Notes, not to exceed $400,000 per annum in the aggregate, and to the Owner Trustee for amounts due under Article VI of the Sale and Servicing Agreement or Section 8.01 of the Trust Agreement, allocated to the Group II Notes, not to exceed $50,000 per annum in the aggregate;

SECOND:  pro rata to the Master Servicer for due and unpaid Master Servicing Fees with respect to the Group II Student Loans and to the Administrator for due and unpaid Administration Fees allocated to the Group II Notes;

THIRD:  to the Holders of the Group II Class A Notes for amounts due and unpaid on the Group II Class A Notes for interest ratably, without preference or priority of any kind, according to the amounts due and payable on the Group II Class A Notes for interest;

FOURTH:  to the Holders of the Group II Class A Notes for amounts due and unpaid on the Group II Class A Notes for principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Group II Class A Notes for principal, until the Outstanding Amount of each such Class of Group II Class A Notes is zero;

FIFTH:  to the Holders of the Class II-B Notes for amounts due and unpaid on the Class II-B Notes for interest;

SIXTH:  to the Holders of the Class II-B Notes for amounts due and unpaid on the Class II-B Notes for principal, until the Outstanding Amount of the Class II-B Notes is zero;

SEVENTH:  to the Holders of the Class II-C Notes for amounts due and unpaid on the Class II-C Notes for interest;

EIGHTH:  to the Holders of the Class II-C Notes for amounts due and unpaid on the Class II-C Notes for principal, until the Outstanding Amount of the Class II-C Notes is zero;

NINTH:  to each of the Owner Trustee, the Indenture Trustee, the Eligible Lender Trustee and the Note Registrar and Paying Agent (pari passu based on amounts due) for amounts due under Section 6.07 or Section 6.14(b), or in the case of the Owner Trustee, Article VI of the Sale of Servicing Agreement or Section 8.01 of the Trust Agreement, but only to the extent not paid pursuant to priority FIRST above;

TENTH:  after all payments shown above are made, and if Group I Available Funds are insufficient to make all required payments to the Group I Noteholders, the Master Servicer and/or the Administrator, with respect to the Group I Student Loans, as applicable, on such Distribution Date, any remaining amounts shall be paid to the Group I Noteholders, the Master Servicer and/or the Administrator, as applicable, in the order and for the purposes set forth in Section 5.05(c)(X) of the Sale and Servicing Agreement or Sections 5.04(b)(X) or 5.04(c)(X) of this Indenture, as applicable, up to the amount of such deficiency in Group I Available Funds; and

ELEVENTH:  to the Certificate Paying Agent (on behalf of the Issuer), for distribution to the Certificateholder in accordance with the terms of the Trust Agreement.

The Indenture Trustee may fix a record date and payment date for any payment to the Holders of the Group I or Group II Notes, as applicable, pursuant to this Section.  At least 15 days before such record date, the Issuer shall mail to each Holder of the Group I or Group II Notes, as applicable, and the Indenture Trustee a notice that states the record date, the payment date and the amount to be paid.

(c)

(X)  If the Indenture Trustee collects any money or property under this Article V following the occurrence and during the continuation of an Event of Default with respect to the Group I Notes, other than with respect to Events of Default under Sections 5.01(i), 5.01(ii), 5.01(iv) or 5.01(v) above or following the acceleration of the Group I Notes pursuant to Section 5.02, it shall pay out the money or property on the related Distribution Date in the following order:

(1)

pari passu based on amounts due,  to each of the Indenture Trustee, the Eligible Lender Trustee and the Note Registrar and Paying Agent for amounts due under Section 6.07 or Section 6.14(b), allocated to the Group I Notes,  not to exceed $400,000 per annum in the aggregate, and to  the Owner Trustee for amounts due under Article VI of the Sale and Servicing Agreement or Section 8.01 of the Trust Agreement, allocated to the Group I Notes, not to exceed $50,000 per annum in the aggregate;

(2)

to the Master Servicer, the Master Servicing Fee with respect to the Group I Student Loans due on such Distribution Date and all prior unpaid Master Servicing Fees allocated to the Group I Student Loans;

(3)

from the amount of Group I Available Funds remaining after the application of clauses (1) and (2), to the Administrator, the portion of the Administration Fee allocated to the Group I Notes and all unpaid Administration Fees from prior Collection Periods allocated to the Group I Notes;

(4)

from the amount of Group I Available Funds remaining after the application of clauses (1) through (3), to the Holders of the Group I Class A Notes, the Noteholders’ Interest Distribution Amount for the Group I Class A Notes pursuant to Section 8.02(c)(X)(i), pro rata, based on the ratio of each such amount to the total of such amounts;

(5)

from the amount of Group I Available Funds remaining after the application of clauses (1) through (4) and provided that a Class I-B Note Interest Trigger is not in effect on such Distribution Date, to the Holders of the Class I-B Notes, the Noteholders’ Interest Distribution Amount for the Class I-B Notes pursuant to Section 8.02(c)(X)(ii);

(6)

from the amount of Group I Available Funds remaining after the application of clauses (1) through (5), to the Holders of the Group I Notes, the Group I Principal Distribution Amount pursuant to Section 8.02(c)(X)(iii) in the following order of priority: (a) prior to the Stepdown Date, or after the Stepdown Date if a related Subordinate Note Principal Trigger is in effect, the Group I Principal Distribution Amount for the Group I Notes will be payable solely to the Group I Senior Notes in sequential order beginning with the Class I-A-1 Notes until paid in full and then to the Class I-A-2 Notes until paid in full; and (b) after the Stepdown Date and so long as no related Subordinate Note Principal Trigger is in effect, the related Senior Percentage of the Principal Distribution Amount for the Group I Notes will be payable to the Group I Senior Notes (in the same order of priority as described in the preceding sentence) and the related Subordinate Percentage of the Group I Principal Distribution Amount will be payable to the Class I-B Notes;

(7)

from the amount of Group I Available Funds remaining after the application of clauses (1) through (6), to the Group I Reserve Account, an amount, up to the amount, if any, necessary to reinstate the balance of the Group I Reserve Account to the related Specified Reserve Account Balance;

(8)

from the amount of Group I Available Funds remaining after the application of clauses (1) through (7) and in the event that a Class I-B Note Interest Trigger is in effect with respect to such Distribution Date, to the Holders of the Class I-B Notes, the Noteholders’ Interest Distribution Amount for the Class I-B Notes pursuant to Section 8.02(c)(X)(iv);

(9)

from the amount of Group I Available Funds remaining after the application of clauses (1) through (8) to each of the Owner Trustee, the Indenture Trustee, the Eligible Lender Trustee and the Note Registrar and Paying Agent (pari passu based on amounts due) for amounts due under Section 6.07 or Section 6.14(b) or, in the case of the Owner Trustee, Article VI of the Sale and Servicing Agreement or Section 8.01 of the Trust Agreement, but only to the extent not paid pursuant to clause (1) above;

(10)

from the amount of Group I Available Funds remaining after the application of clauses (1) through (9), after all payments shown above are made, and if Group II Available Funds are insufficient to make all required payments to the Group II Noteholders, the Master Servicer and/or the Administrator with respect to the Group II Student Loans, as applicable, on such Distribution Date, any remaining amounts shall be paid to the Group II Noteholders, the Master Servicer and/or the Administrator, as applicable, in the order and for the purposes set forth in Section 5.05(c)(Y) of the Sale and Servicing Agreement or Sections 5.04(b)(Y) or 5.04(c)(Y) of this Indenture, as applicable, up to the amount of such deficiency in Group II Available Funds; and

(11)

to the Certificate Paying Agent for distribution to the Certificateholder in accordance with the terms of the Trust Agreement, the amount of Group I Available Funds remaining after the application of clauses (1) through (10).

(Y)

If the Indenture Trustee collects any money or property under this Article V following the occurrence and during the continuation of an Event of Default with respect to the Group II Notes, other than with respect to Events of Default under Sections 5.01(i), 5.01(ii), 5.01(iv) or 5.01(v) above or following the acceleration of the Group II Notes pursuant to Section 5.02, it shall pay out the money or property on the related Distribution Date in the following order:

(1)

pari passu based on amounts due,  to each of the Indenture Trustee, the Eligible Lender Trustee and the Note Registrar and Paying Agent for amounts due under Section 6.07 or Section 6.14(b), allocated to the Group II Notes,  not to exceed $400,000 per annum in the aggregate, and to  the Owner Trustee for amounts due under Article VI of the Sale and Servicing Agreement or Section 8.01 of the Trust Agreement, allocated to the Group II Notes, not to exceed $50,000 per annum in the aggregate;

(2)

from the amount of Group II Available Funds remaining after the application of clause (1), to the Master Servicer, the Master Servicing Fee with respect to the Group II Student Loans due on such Distribution Date and all prior unpaid Master Servicing Fees allocated to the Group II Student Loans;

(3)

from the amount of Group II Available Funds remaining after the application of clauses (1) and (2), to the Administrator, the portion of the Administration Fee allocated to the Group II Notes and all unpaid Administration Fees from prior Collection Periods allocated to the Group II Notes;

(4)

from the amount of Group II Available Funds remaining after the application of clauses (1) through (3), to the Holders of the Group II Class A Notes, the Noteholders’ Interest Distribution Amount for the Group II Class A Notes pursuant to Section 8.02(c)(Y)(i);

(5)

from the amount of Group II Available Funds remaining after the application of clauses (1) through (4) and provided that a Class II-B Note Interest Trigger is not in effect on such Distribution Date, to the Holders of the Class II-B Notes, the Noteholders’ Interest Distribution Amount for the Class II-B Notes pursuant to Section 8.02(c)(Y)(ii);

(6)

from the amount of Group II Available Funds remaining after the application of clauses (1) through (5) and provided that a Class II-C Note Interest Trigger is not in effect on such Distribution Date, to the Holders of the Class II-C Notes, the Noteholders’ Interest Distribution Amount for the Class II-C Notes pursuant to Section 8.02(c)(Y)(iii);

(7)

from the amount of Group II Available Funds remaining after the application of clauses (1) through (6), to the Holders of the Group II Notes, the Group II Principal Distribution Amount pursuant to Section 8.02(Y)(iv) in the following order of priority (a) prior to the Stepdown Date, or after the Stepdown Date if a related Subordinate Note Principal Trigger is in effect, first, to the Holders of the Class II-A-1 Notes, the applicable Noteholders’ Principal Distribution Amount, until their outstanding principal balance has been reduced to zero, second, to the Holders of the Class II-A-2 Notes, the applicable Noteholders’ Principal Distribution Amount, until their outstanding principal balance has been reduced to zero, third, to the Holders of the Class II-A-3 Notes, the applicable Noteholders’ Principal Distribution Amount, until their outstanding principal balance has been reduced to zero, fourth, to the Holders of the Class II-A-4 Notes, the applicable Noteholders’ Principal Distribution Amount, until their outstanding principal balance has been reduced to zero and (after the Stepdown Date, if a related Subordinate Note Principal Trigger remains in effect following the payment in full of the Group II Senior Notes) fifth, to the Group II Subordinate Notes in the following sequential order: to the Holders of the Class II-B Notes, the applicable Noteholders’ Principal Distribution Amount, until their outstanding principal balance has been reduced to zero and then to the Holders of the Class II-C Notes, the applicable Noteholders’ Principal Distribution Amount, until their outstanding principal balance has been reduced to zero; and (b) after the Stepdown Date and so long as no related Subordinate Note Principal Trigger is in effect, the related Senior Percentage of the Principal Distribution Amount for the Group II Notes will be payable to the Group II Senior Notes (in the same order of priority as described in the preceding sentence) and the related Subordinate Percentage will be payable to the Holders of the Group II Subordinate Notes (pro rata based on their respective Outstanding Amounts);

(8)

from the amount of Group II Available Funds remaining after the application of clauses (1) through (7), to the Group II Reserve Account, an amount, up to the amount, if any, necessary to reinstate the balance of the Group II Reserve Account to the related Specified Reserve Account Balance;

(9)

from the amount of Group II Available Funds remaining after the application of clauses (1) through (8) and in the event that a Class II-B Note Interest Trigger is in effect with respect to such Distribution Date, to the Holders of the Class II-B Notes, the Noteholders’ Interest Distribution Amount for the Class II-B Notes pursuant to Section 8.02(c)(Y)(ii);

(10)

from the amount of Group II Available Funds remaining after the application of clauses (1) through (9) and in the event that a Class II-C Note Interest Trigger is in effect with respect to such Distribution Date, to the Holders of the Class II-C Notes, the Noteholders’ Interest Distribution Amount for the Class II-C Notes pursuant to Section 8.02(c)(Y)(iii);

(11)

from the amount of Group II Available Funds remaining after the application of clauses (1) through (10), to each of the Owner Trustee, the Indenture Trustee, the Eligible Lender Trustee and the Note Registrar and Paying Agent (pari passu based on amounts due) for amounts due under Section 6.07 or Section 6.14(b) or, in the case of the Owner Trustee, Article VI of the Sale and Servicing Agreement or Section 8.01 of the Trust Agreement, but only to the extent not paid pursuant to priority (1) above;

(12)

from the amount of Group II Available Funds remaining after the application of clauses (1) through (11), after all payments shown above are made, and if Group I Available Funds are insufficient to make all required payments to the Group I Noteholders, the Master Servicer and/or the Administrator with respect to the Group I Student Loans, as applicable, on such Distribution Date, any remaining amounts shall be paid to the Group I Noteholders, the Master Servicer and/or the Administrator, as applicable, in the order and for the purposes set forth in Section 5.05(c)(X) of the Sale and Servicing Agreement or Sections 5.04(b)(X) or 5.04(c)(X) of this Indenture, as applicable, up to the amount of such deficiency in Group I Available Funds; and

(13)

to the Certificate Paying Agent (on behalf of the Issuer) for distribution to the Certificateholder in accordance with the terms of the Trust Agreement, the amount of Group II Available Funds remaining after the application of clauses (1) through (12).

The Indenture Trustee may fix a record date and payment date for any payment to the Holders of the Group I or Group II Notes, as applicable, pursuant to this Section.  At least 15 days before such record date, the Issuer shall mail to each holder of the Group I or Group II Notes, as applicable, and the Indenture Trustee a notice that states the record date, the payment date and the amount to be paid.

SECTION 5.05.  Optional Preservation of the Financed Student Loans.  If either the Group I or Group II Notes have been declared to be due and payable under Section 5.02 following an Event of Default with respect to the Group I and/or Group II Notes and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee may, or shall at the written direction of (x) with respect to the Group I Notes, the Group I Controlling Parties, representing not less than a majority of the Outstanding Amount of the related Group I Notes, and (y) with respect to the Group II Notes, the Group II Controlling Parties, representing not less than a majority of the Outstanding Amount of the related Group II Notes, elect to maintain possession of the related Indenture Trust Estate.  It is the desire of the parties hereto and the Holders of the Group I and Group II Notes that there be at all times sufficient funds for the payment of principal of and interest on each Class of Group I and Group II Notes and the Indenture Trustee shall take such desire into account when determining whether or not to maintain possession of the Indenture Trust Estate.  In determining whether to maintain possession of the Indenture Trust Estate, the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Indenture Trust Estate for such purpose.

SECTION 5.06.  Limitation of Suits.  No Holder of the Group I or Group II Notes shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless the following conditions listed below are satisfied:

(i)

such Holder of the Group I or Group II Notes, as the case may be, has previously given written notice to the Indenture Trustee of a continuing Event of Default;

(ii)

the Holders of not less than 25% of the Outstanding Amount of the Group I or the Group II Notes, as applicable and in each case, in the aggregate, have made written request to the Indenture Trustee to institute such Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

(iii)

such Holder of the Group I or Group II Notes, as applicable, have offered to the Indenture Trustee indemnity satisfactory to it against the costs, expenses and liabilities to be incurred in complying with such request;

(iv)

the Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such Proceeding; and

(v)

no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Holders of a majority of the Outstanding Amount of the Group I or Group II Notes, as applicable and in each case, in the aggregate;

it being understood and intended that no one or more Holders of the Group I or Group II Notes, as the case may be, shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of the Group I or Group II Notes, as applicable, or to obtain or to seek to obtain priority or preference over any other Holders of the Group I or Group II Notes, as applicable, or to enforce any right under this Indenture, except in the manner herein provided.

In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from (x) two or more groups of either the Group I or Group II Noteholders, as the case may be, each representing less than a majority of the Outstanding Amount of the Group I or Group II Notes, respectively, or (y) two groups from both the Group I and Group II Noteholders, each representing at least a majority of the Outstanding Amount of the Group I or Group II Notes, respectively, the Indenture Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.

SECTION 5.07.  Unconditional Rights of Noteholders To Receive Principal and Interest.  Notwithstanding any other provisions in this Indenture, any Holder of any Class of Notes shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on such Note, on or after the respective due dates thereof expressed in such Note or in this Indenture (or, in the case of redemption, on or after the Redemption Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such holder of any such Class of Notes.

SECTION 5.08.  Restoration of Rights and Remedies.  If the Indenture Trustee or any Holder of the Group I or Group II Notes, as the case may be, has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee or to such Holder of the Group I or Group II Notes, as applicable, then and in every such case the Issuer, the Indenture Trustee and the Holders of the Group I or Group II Notes, as applicable, shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Holders of the Group I or Group II Notes, respectively, shall continue as though no such Proceeding had been instituted.

SECTION 5.09.  Rights and Remedies Cumulative.  No right or remedy herein conferred upon or reserved to the Indenture Trustee or to the Holders of the Group I or Group II Notes, as the case may be, is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise.  The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 5.10.  Delay or Omission Not a Waiver.  No delay or omission of the Indenture Trustee or any Holder of Group I or Group II Notes, as the case may be, to exercise any right or remedy accruing upon any Default shall impair any such right or remedy or constitute a waiver of any such Default or an acquiescence therein.  Every right and remedy given by this Article V or by law to the Indenture Trustee or to the Holders of the Group I or Group II Notes, as applicable, may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Holders of the Group I or Group II Notes, as the case may be.

SECTION 5.11.  Control by Noteholders.  With respect to the Group I Notes, the Group I Controlling Parties, representing not less than a majority of the Outstanding Amount of the related Group I Notes, and (y) with respect to the Group II Notes, the Group II Controlling Parties, representing not less than a majority of the Outstanding Amount of the related Group II Notes (or, in each case, if only one Class is affected thereby, a majority of the Outstanding Amount of such Class) shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Group I or Group II Notes, as applicable, or exercising any trust or power conferred on the Indenture Trustee; provided that:

(i)

such direction shall not be in conflict with any rule of law or with this Indenture;

(ii)

subject to the express terms of Section 5.04, any direction to the Indenture Trustee to sell or liquidate the Indenture Trust Estate relating to the Group I Notes or Group II Notes, shall, in the case of the Group I Notes, be by the Holders of not less than 100% of the Outstanding Amount of the Group I Notes and, in the case of the Group II Notes, be by the Holders of not less than 100% of the Outstanding Amount of the Group II Notes;

(iii)

if the conditions set forth in Section 5.05 have been satisfied and the Indenture Trustee elects to retain the Indenture Trust Estate pursuant to such Section, then any direction to the Indenture Trustee by Holders of less than 100% of the Outstanding Amount of the Group I Notes or the Group II Notes, as applicable, to sell or liquidate the Indenture Trust Estate shall be of no force and effect; and

(iv)

the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction;

provided, however, that, subject to Section 6.01, the Indenture Trustee need not take any action that it determines might involve it in liability or might materially adversely affect the rights of any Holders of the Group I or Group II Notes, as applicable, not consenting to such action.

SECTION 5.12.  Waiver of Past Defaults.  Prior to the declaration of the acceleration of the Group I or Group II Notes, as applicable, as provided in Section 5.02, (x) with respect to the Group I Notes, the Group I Controlling Parties, representing not less than a majority of the Outstanding Amount of the related Group I Notes, and (y) with respect to the Group II Notes, the Group II Controlling Parties, representing not less than a majority of the Outstanding Amount of the related Group II Notes, may waive any past Default and its consequences except a Default (a) in payment when due of principal of or interest on any Group I Note or Group II Note, or (b) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of each holder of the Group I or Group II Notes, as applicable. The consent of each holder of the Group I or Group II Notes, as applicable, shall be required with respect to a waiver of Default relating to clause (a) and (b) above. In the case of any such waiver, the Issuer, the Indenture Trustee and the Holders of the Group I or Group II Notes, as applicable, shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereto.

Upon any such waiver, such Default shall cease to exist and be deemed to have been cured and not to have occurred for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereto.

SECTION 5.13.  Undertaking for Costs.  All parties to this Indenture agree, and each holder of the Group I or Group II Notes, respectively, by such Group I or Group II Noteholder’s acceptance of any Group I or Group II Note, as the case may be, shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to (a) any suit instituted by the Indenture Trustee, (b) any suit instituted by any holder of the Group I or Group II Notes, as applicable, or group of Holders of the Group I or Group II Notes, as applicable, in each case holding in the aggregate more than 10% of the Outstanding Amount of the Group I or Group II Notes, respectively, or (c) any suit instituted by any holder of the Group I or Group II Notes, as applicable, for the enforcement of the payment of principal of or interest on any Group I Note or Group II Note, on or after the respective due dates expressed in such Group I or Group II Note, as the case may be, and in this Indenture (or, in the case of any redemption, on or after the related Redemption Date).

SECTION 5.14.  Waiver of Stay or Extension Laws.  The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

SECTION 5.15.  Action on Notes.  The Indenture Trustee’s right to seek and recover judgment on the Group I or Group II Notes, as applicable, or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture.  Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Holders of the Group I or Group II Notes, as applicable, shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Indenture Trust Estate or upon any of the assets of the Issuer.  Any money or property collected by the Indenture Trustee shall be applied in accordance with Section 5.04(b).

SECTION 5.16.  Performance and Enforcement of Certain Obligations.  (a) Promptly following a request from the Indenture Trustee, and at the Administrator’s expense, the Issuer shall take all such lawful action as the Indenture Trustee may request to compel or secure the performance and observance by KBNA, the Depositor, the Administrator and the Master Servicer, as applicable, of each of their obligations to the Issuer under or in connection with the Sale and Servicing Agreement (and with respect to the Administrator only, the Administration Agreement, and with respect to KBNA only, under the Student Loan Transfer Agreement) in accordance with the terms thereof, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Sale and Servicing Agreement (and the Administration Agreement or the Student Loan Transfer Agreement, as applicable) to the extent and in the manner directed by the Indenture Trustee, including the transmission of notices of default on the part of the Depositor, the Administrator or the Master Servicer thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Depositor, the Administrator or the Master Servicer of each of their obligations under the Sale and Servicing Agreement (and the Administration Agreement or the Student Loan Transfer Agreement, as applicable).

(b)

If an Event of Default has occurred and is continuing, the Indenture Trustee shall at the written direction of (x) with respect to the Group I Notes, the Group I Controlling Parties, representing not less than 66.67% of the Outstanding Amount of the related Group I Notes, and (y) with respect to the Group II Notes, the Group II Controlling Parties, representing not less than 66.67% of the Outstanding Amount of the related Group II Notes, exercise all rights, remedies, powers, privileges and claims of the Issuer against KBNA, the Depositor, the Administrator or the Master Servicer, under or in connection with the Sale and Servicing Agreement (and the Administration Agreement or the Student Loan Transfer Agreement, as applicable), including the right or power to take any action to compel or secure performance or observance by KBNA, the Depositor, the Administrator and the Master Servicer of each of their obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Sale and Servicing Agreement (and the Administration Agreement or the Student Loan Transfer Agreement, as applicable) and any right of the Issuer to take such action shall be suspended.

ARTICLE VI

The Indenture Trustee

SECTION 6.01.  Duties of Indenture Trustee.  (a)  If an Event of Default has occurred and is continuing, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs.

(b)

Except during the continuance of an Event of Default:

(i)

the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and the Sale and Servicing Agreement, and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

(ii)

in the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to a Responsible Officer of the Indenture Trustee and conforming to the requirements of this Indenture; provided, however, that the Indenture Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

(c)

The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

(i)

this paragraph does not limit the effect of paragraph (b) of this Section;

(ii)

the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

(iii)

the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.11.

(d)

Every provision of this Indenture that in any way relates to the Indenture Trustee is subject to paragraphs (a), (b), (c) and (g) of this Section.

(e)

The Indenture Trustee shall not be liable for interest on any money received by it except as the Indenture Trustee may agree in writing with the Issuer.

(f)

Money held in trust by the Indenture Trustee need not be segregated from other funds except to the extent required by law or the terms of this Indenture or the Sale and Servicing Agreement.

(g)

No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayments of such funds or adequate indemnity satisfactory to it against any loss, liability or expense is not reasonably assured to it.

(h)

Except as expressly provided in the Basic Documents, the Indenture Trustee shall have no obligation to administer, service or collect the Financed Student Loans or to maintain, monitor or otherwise supervise the administration, servicing or collection of the Financed Student Loans.

(i)

In the event that the Indenture Trustee is the Paying Agent or the Note Registrar, the rights and protections afforded to the Indenture Trustee pursuant to this Indenture shall also be afforded to the Indenture Trustee in its capacity as Paying Agent and Note Registrar.

(j)

Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section.

(k)

Notwithstanding any other provision in this Indenture or the other Basic Documents, nothing in this Indenture or the other Basic Documents shall be construed to limit the legal responsibility of the Indenture Trustee to the U.S. Secretary of Education or a Guarantor for any violations of statutory or regulatory requirements that may occur with respect to loans held by the Indenture Trustee pursuant to, or to otherwise comply with its obligations under, the Higher Education Act or implementing regulations, it being expressly understood that the Indenture Trustee has no obligation or duty pursuant to this Section except in the event of Foreclosure or pursuant to Section 8.02 of the Sale and Servicing Agreement as a successor Master Servicer.

SECTION 6.02.  Rights of Indenture Trustee.  (a)  The Indenture Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper Person.  The Indenture Trustee need not investigate any fact or matter stated in such document.

(b)

Before the Indenture Trustee acts or refrains from acting, it may require an Officers’ Certificate of the Issuer or an Opinion of Counsel.  The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers’ Certificate or Opinion of Counsel.

(c)

The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee, and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, any such agent, attorney, custodian or nominee appointed with due care by it hereunder.

(d)

The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that the Indenture Trustee’s conduct does not constitute willful misconduct, negligence or bad faith.

(e)

The Indenture Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

(f)

In the event that the Person acting as Indenture Trustee is also acting as securities intermediary all the rights, powers, immunities and indemnities afforded to the Indenture Trustee under the Basic Documents shall also be afforded to the securities intermediary.

(g)

Absent willful misconduct or fraud, the Indenture Trustee shall not be liable for any punitive damages, regardless of the form of action and whether or not any such damages were foreseeable or contemplated.

SECTION 6.03.  Individual Rights of Indenture Trustee.  The Indenture Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Indenture Trustee.  Any Paying Agent, Note Registrar, co-registrar or co-paying agent may do the same with like rights.  However, the Indenture Trustee must comply with Sections 6.11 and 6.12.

SECTION 6.04.  Indenture Trustee’s Disclaimer.  The Indenture Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Notes, it shall not be accountable for the Issuer’s use of the proceeds from the Notes, and it shall not be responsible for any statement of the Issuer in the Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than the Indenture Trustee’s certificate of authentication.

SECTION 6.05.  Notice of Defaults.  If a Default occurs and is continuing and if it is either actually known or written notice of the existence thereof has been delivered to a Responsible Officer of the Indenture Trustee, the Indenture Trustee shall mail to each holder of the Notes notice of the Default within 90 days after it occurs.  Except in the case of a Default in payment of principal of or interest on the Group I or Group II Notes (including payments pursuant to the mandatory redemption provisions of such Note), the Indenture Trustee may withhold the notice to the Holders of the Group I or Group II Notes, as applicable, if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Holders of the Group I or Group II Notes, as applicable.

SECTION 6.06.  Reports by Indenture Trustee to Noteholders.  The Indenture Trustee shall deliver to each holder of the Notes (and to each Person who was a holder of the Notes at any time during the applicable calendar year) such information as may be required to enable such holder to prepare its Federal and state income tax returns.  Within 60 days after each December 31 beginning with the December 31 following the date of this Indenture, the Paying Agent on behalf of the Indenture Trustee shall mail to each holder of the Notes a brief report as of such December 31 that complies with TIA § 313(a) if required by said section.  The Indenture Trustee shall also comply with TIA § 313(b).  A copy of each such report required pursuant to TIA §§ 313(a) or (b) shall, at the time of such transmission to Holders of the Notes, be filed by the Paying Agent on behalf of the Indenture Trustee with the Commission and with each securities exchange, if any, upon which the Notes are listed, provided that the Issuer has previously notified the Indenture Trustee and the Paying Agent of such listing.

SECTION 6.07.  Compensation and Indemnity.  The Issuer, pursuant to Section 3 of the Administration Agreement, shall cause the Administrator to pay to the Indenture Trustee reasonable compensation for its services in accordance with a separate agreement between the Administrator and the Indenture Trustee and shall cause the Administrator to reimburse the Indenture Trustee for all reasonable out-of-pocket expenses incurred or made by it as provided in such separate agreement.  The Indenture Trustee’s compensation shall not be limited by any law on compensation of a trustee of an express trust.  The Issuer shall cause the Administrator to indemnify the Indenture Trustee against any and all loss, liability or expense (including attorneys’ fees and expenses) incurred by it in connection with the administration of this trust and the performance of its duties hereunder and under the other Basic Documents.  The Indenture Trustee shall notify the Issuer and the Administrator promptly of any claim for which it may seek indemnity.  Failure by the Indenture Trustee to so notify the Issuer and the Administrator shall not relieve the Issuer or the Administrator of its obligations hereunder and under the other Basic Documents.  The Issuer shall cause the Administrator to defend the claim and the Administrator shall not be liable for the legal fees and expenses of the Indenture Trustee after it has assumed such defense; provided, however, that, in the event that there may be a conflict between the positions of the Indenture Trustee and the Administrator in conducting the defense of such claim, the Indenture Trustee shall be entitled to separate counsel the fees and expenses of which shall be paid by the Administrator on behalf of the Issuer.  Neither the Issuer nor the Administrator need reimburse any expense or indemnify against any loss, liability or expense incurred by the Indenture Trustee through the Indenture Trustee’s own willful misconduct, negligence or bad faith.

The Issuer’s payment obligations to the Indenture Trustee pursuant to this Section shall survive the discharge of this Indenture or the earlier resignation or removal of the Indenture Trustee.  When the Indenture Trustee incurs expenses after the occurrence of a Default specified in Section 5.01(iv) or (v) with respect to the Issuer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or similar law.

SECTION 6.08.  Replacement of Indenture Trustee.  No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee shall become effective until the acceptance of appointment by the successor Indenture Trustee pursuant to this Section 6.08.  The Indenture Trustee may resign at any time by so notifying the Issuer.  The Holders of Notes of a majority in Outstanding Amount of the Notes may remove the Indenture Trustee by so notifying the Indenture Trustee and may appoint a successor Indenture Trustee.  The Issuer shall remove the Indenture Trustee if:

(i)

the Indenture Trustee fails to comply with Section 6.11;

(ii)

an Insolvency Event occurs with respect to the Indenture Trustee;

(iii)

a receiver or other public officer takes charge of the Indenture Trustee or its property; or

(iv)

the Indenture Trustee otherwise becomes incapable of acting.

If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Issuer shall promptly appoint a successor Indenture Trustee.

A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee and the Issuer.  Thereupon the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the Indenture Trustee under this Indenture.  The successor Indenture Trustee shall mail a notice of its succession to the Holders of the Notes.  The retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee upon payment of all monies due and owing to the retiring Indenture Trustee.

If a successor Indenture Trustee does not take office within 60 days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, the Issuer or the Holders of a majority in Outstanding Amount of the Notes may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

If the Indenture Trustee fails to comply with Section 6.11, any holder of the Notes may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

Notwithstanding the replacement of the Indenture Trustee pursuant to this Section, the Issuer’s and the Administrator’s obligations under Section 6.07 shall continue for the benefit of the retiring Indenture Trustee.

SECTION 6.09.  Successor Indenture Trustee by Merger.  If the Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Indenture Trustee; provided that such corporation or banking association shall be otherwise qualified and eligible under Section 6.11.  The Indenture Trustee shall provide the Rating Agencies written notice of any such transaction.

In case at the time such successor or successors by merger, conversion or consolidation to the Indenture Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Indenture Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Indenture Trustee shall have.

SECTION 6.10.  Appointment of Co-Trustee or Separate Trustee.  (a)  Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Indenture Trust Estate may at the time be located, the Indenture Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Indenture Trust Estate, and to vest in such Person or Persons, in such capacity and for the benefit of the Holders of the Notes, such title to the Indenture Trust Estate, or any part hereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable.  No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.11 and no notice to Holders of the Notes of the appointment of any co-trustee or separate trustee shall be required under Section 6.08 hereof.

(b)

Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(i)

all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Indenture Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

(ii)

no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

(iii)

the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

(c)

Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them.  Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article VI.  Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee.  Every such instrument shall be filed with the Indenture Trustee.

(d)

Any separate trustee or co-trustee may at any time constitute the Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name.  If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

SECTION 6.11.  Eligibility; Disqualification.  The Indenture Trustee shall at all times satisfy the requirements of TIA § 310(a).  The Indenture Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition and it shall have a long term debt rating of Baa3 or better by Moody’s.  The Indenture Trustee shall comply with TIA § 310(b), including the optional provision permitted by the second sentence of TIA § 310(b)(9); provided, however, that there shall be excluded from the operation of TIA § 310(b)(1) any indenture or indentures under which other securities of the Issuer are outstanding if the requirements for such exclusion set forth in TIA § 310(b)(1) are met.

SECTION 6.12.  Preferential Collection of Claims Against Issuer.  The Indenture Trustee shall comply with TIA § 311(a), excluding any creditor relationship listed in TIA § 311(b).  An Indenture Trustee who has resigned or been removed shall be subject to TIA § 311(a) to the extent indicated.

SECTION 6.13.  [Reserved]

SECTION 6.14.  The Paying Agent and Note Registrar.  (a) The Paying Agent and the Note Registrar shall at all times meet the eligibility standards for the Indenture Trustee specified in Section 6.11.   The rights and protections afforded to the Indenture Trustee pursuant to this Indenture shall also be afforded to Paying Agent and Note Registrar, other than those rights and protections that relate specifically to actions taken by the Indenture Trustee in respect of the Collateral in connection with an Event of Default.

(b)

The Issuer, pursuant to Section 3 of the Administration Agreement, shall cause the Administrator to pay to the Note Registrar and the Paying Agent reasonable compensation for their services in accordance with a separate agreement between the Administrator and the Paying Agent and Registrar and shall cause the Administrator to reimburse the Paying Agent and Registrar for all reasonable out-of-pocket expenses incurred or made by such Persons as provided in such separate agreement.  The Issuer shall cause the Administrator to indemnify the Paying Agent and the Note Registrar to the same extent (and subject to the same conditions) as the Indenture Trustee is indemnified pursuant to Section 6.07.

(c)

The provisions of Section 6.08 and the first paragraph of Section 6.09 shall apply to the Paying Agent and the Note Registrar to the same extent as such provisions apply to the Indenture Trustee.

ARTICLE VII

Noteholders’ Lists and Reports

SECTION 7.01.  Note Registrar To Furnish Indenture Trustee Names and Addresses of Noteholders.  The Note Registrar shall furnish (x) to the Indenture Trustee and the Paying Agent (a) not more than five days after the earlier of (i) each Record Date and (ii) three months after the last Record Date, a list, in such form as the Indenture Trustee or the Paying Agent may reasonably require, of the names and addresses of the Holders of the Notes as of such Record Date and (b) at such other times as the Indenture Trustee or the Paying Agent may request in writing, within 30 days after receipt by the Note Registrar of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished, and (y) upon the written request of the Administrator, to the Administrator within 30 days after receipt by the Note Registrar, a list, in such form as the Administrator may reasonably require, of the names and addresses of the Holders of the Notes as of the related Record Date.

SECTION 7.02.  Preservation of Information; Communications to Noteholders.  (a)  The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders of the Notes contained in the most recent list furnished to the Indenture Trustee as provided in Section 7.01.  The Note Registrar shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders of the Notes received by it.  The Indenture Trustee may destroy any list furnished to it as provided in such Section 7.01 upon receipt of a new list so furnished.

(b)

Holders of the Notes may communicate pursuant to TIA § 312(b) with other Holders of the Notes with respect to their rights under this Indenture or under the Notes.  Upon receipt by the Indenture Trustee of any request by a holder of the Notes to receive a copy of the current list of Holders of the Notes (whether or not made pursuant to TIA § 312(b)), the Indenture Trustee shall promptly notify the Administrator thereof by providing to the Administrator a copy of such request and a copy of the list of Holders of the Notes produced in response thereto.

(c)

The Issuer, the Indenture Trustee and the Note Registrar shall have the protection of TIA § 312(c).

(d)

The Indenture Trustee shall furnish to the Holders of the Notes promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Indenture Trustee under the Basic Documents.

SECTION 7.03.  Reports by Issuer.  (a)  The Issuer shall:

(i)

file with the Indenture Trustee, within 15 days after the Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Issuer may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act;

(ii)

file with the Indenture Trustee and the Commission in accordance with rules and regulations prescribed from time to time by the Commission such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

(iii)

supply to the Indenture Trustee (and the Indenture Trustee shall transmit by mail to all Holders of the Notes described in TIA § 313(c)) such summaries of any information, documents and reports required to be filed by the Issuer pursuant to clauses (i) and (ii) of this Section 7.03(a) as may be required by rules and regulations prescribed from time to time by the Commission.

(b)

Unless the Issuer otherwise determines, the fiscal year of the Issuer shall end on December 31 of each year.

ARTICLE VIII

Accounts, Disbursements and Releases

SECTION 8.01.  Collection of Money.  Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture.  The Indenture Trustee or the Paying Agent shall apply all such money received by it on behalf of the Holders of the Group I and Group II Notes, as applicable, pursuant to the Sale and Servicing Agreement and as provided in this Indenture.  Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Indenture Trust Estate, the Indenture Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings.  Any such action shall be without prejudice to any right to claim a Default under this Indenture and any right to proceed thereafter as provided in Article V.

SECTION 8.02.  Trust Accounts.  (a)  On or prior to the Closing Date, the Issuer shall cause the Administrator to establish and maintain, in the name of the Indenture Trustee, for the benefit of the Holders of the Group I or Group II Notes, as applicable, the applicable Trust Accounts as provided in Section 5.01 of the Sale and Servicing Agreement.

(b)

On or before the Business Day preceding each Distribution Date, all Available Funds with respect to the preceding Collection Period will be deposited in the applicable Collection Account as provided in Section 5.02 of the Sale and Servicing Agreement.  On or before each Distribution Date, the related Noteholders’ Distribution Amount will be distributed from the applicable Collection Account and any other Trust Account to the Paying Agent on behalf of the Holders of the related Group I or Group II Notes, as applicable, as provided in Sections 5.04, 5.05, 5.06 and 5.08 of the Sale and Servicing Agreement.

(c)

(X)  On each Distribution Date and any Redemption Date, the Paying Agent shall distribute all amounts received by it on behalf of the Holders of the Group I Notes, pursuant to paragraph (b) above to the Holders of the Group I Notes, to the extent of amounts due and unpaid on the Group I Notes, for principal and interest in the following amounts and in the following order of priority (except as otherwise provided in Sections 5.04(b) and 5.04(c) hereof):

(i)

the Noteholders’ Interest Distribution Amount with respect to the Class I-A-1 and Class I-A-2 Notes, to the Holders of the Class I-A-1 Notes and the Holders of the Class I-A-2 Notes in an amount equal to the accrued and unpaid interest on such Group I Notes; provided that if there are not sufficient funds received to pay the entire amount of accrued and unpaid interest then due on such Group I Notes, the amounts so received shall be applied to the payment of such interest on the Group I Notes on a pro rata basis;

(ii)

unless a Class I-B Note Interest Trigger is in effect on such Distribution Date, the Noteholders’ Interest Distribution Amount with respect to the Class I-B Notes, to the Holders of the Class I-B Notes;

(iii)

the applicable Noteholders’ Principal Distribution Amount, (a) prior to the Stepdown Date, or after the Stepdown Date if a related Subordinate Note Principal Trigger is in effect, to the Group I Senior Notes in sequential order beginning with the Class I-A-1 Notes until paid in full and then to the Class I-A-2 Notes; and (b) after the Stepdown Date and so long as no related Subordinate Note Principal Trigger is in effect, the applicable Senior Percentage of the Group I Principal Distribution Amount to the Group I Senior Notes (in the same order of priority as described in the preceding sentence) and the applicable Subordinate Percentage of the Group I Principal Distribution Amount to the Class I-B Notes; and

(iv)

in the event a Class I-B Note Interest Trigger is in effect on such Distribution Date, the Noteholders’ Interest Distribution Amount with respect to the Class I-B Notes, to the Holders of the Class I-B Notes.

(Y)  On each Distribution Date and any Redemption Date, the Paying Agent shall distribute all amounts received by it on behalf of the Holders of the Group II Notes, pursuant to paragraph (b) above to the Holders of the Group II Notes, to the extent of amounts due and unpaid on the Group II Notes, for principal and interest in the following amounts and in the following order of priority (except as otherwise provided in Sections 5.04(b) and 5.04(c) hereof):

(i)

the Noteholders’ Interest Distribution Amount with respect to the Class II-A-1 Notes, Class II-A-2 Notes, Class II-A-3 Notes and Class II-A-4 Notes, to the Holders of the Class II-A-1 Notes, Class II-A-2 Notes, Class II-A-3 Notes and Class II-A-4 Notes in an amount equal to the accrued and unpaid interest on such Group II Class A Notes; provided that if there are not sufficient funds received to pay the entire amount of accrued and unpaid interest then due on such Group II Class A Notes, the amounts so received shall be applied to the payment of such interest on the Group II Class A Notes on a pro rata basis;

(ii)

unless a Class II-B Note Interest Trigger is in effect on such Distribution Date, the Noteholders’ Interest Distribution Amount with respect to the Class II-B Notes to the Holders of the Class II-B Notes;

(iii)

unless a Class II-C Note Interest Trigger is in effect on such Distribution Date, the Noteholders’ Interest Distribution Amount with respect to the Class II-C Notes to the Holders of the Class II-C Notes;

(iv)

the applicable Noteholders’ Principal Distribution Amount, (a) prior to the Stepdown Date, or after the Stepdown Date if a related Subordinate Note Principal Trigger is in effect, to the Group II Senior Notes in sequential order beginning with the Class II-A-1 Notes until paid in full, to the Class II-A-2 Notes until paid in full, to the Class II-A-3 Notes until paid in full and then to the Class II-A-4 Notes until paid in full and, after the Stepdown Date if a related Subordinate Note Principal Trigger remains in effect following the payment in full of the Group II Senior Notes, then to the Group II Subordinate Notes in the following sequential order: to the Class II-B Notes until paid in full and then the Class II-C Notes until paid in full; and (b) after the Stepdown Date and so long as no related Subordinate Note Principal Trigger is in effect, the Senior Percentage of the Group II Principal Distribution Amount to the Group II Senior Notes (in the same order of priority as described in the preceding sentence) and the Subordinate Percentage of the Group II Principal Distribution Amount to the Group II Subordinate Notes (pro rata based on their respective Outstanding Amounts);

(v)

in the event a Class II-B Note Interest Trigger is in effect on such Distribution Date, the Noteholders’ Interest Distribution Amount with respect to the Class II-B Notes to the Holders of the Class II-B Notes; and

(vi)

in the event a Class II-C Note Interest Trigger is in effect on such Distribution Date, the Noteholders’ Interest Distribution Amount with respect to the Class II-C Notes to the Holders of the Class II-C Notes.

(d)

On the Distribution Date next following the Special Determination Date, the Indenture Trustee shall, upon written direction from the Administrator, cause the Paying Agent to distribute or shall transfer, as the case may be, the amounts remaining on deposit in the Group I Subsequent Loan Pre-Funding Sub-Account and the Group II Subsequent Loan Pre-Funding Sub-Account to the Group I and Group II Noteholders or the Group I Other Student Loan Pre-Funding Sub-Account or the Group II Other Student Loan Pre-Funding Sub-Account, as applicable, in accordance with the priorities and mandates set forth in Section 5.08(c)(ii)(x) or (y) of the Sale and Servicing Agreement, as applicable.

SECTION 8.03.  General Provisions Regarding Accounts.  (a)  So long as no Default shall have occurred and be continuing, all or a portion of the funds in the Trust Accounts shall be invested in Eligible Investments and reinvested by the Indenture Trustee upon Issuer Order, subject to the provisions of Section 5.01(b) of the Sale and Servicing Agreement.  All income or other gain from investments of moneys deposited in the Trust Accounts shall be deposited by the Indenture Trustee in the applicable Collection Account, and any loss resulting from such investments shall be charged to such Trust Account.  The Issuer will not direct the Indenture Trustee to make any investment of any funds or to sell any investment held in any of the Trust Accounts unless the security interest granted and perfected in such account will continue to be perfected in such investment or the proceeds of such sale, in either case without any further action by any Person, and, in connection with any direction to the Indenture Trustee to make any such investment or sale, if requested by the Indenture Trustee, the Issuer shall deliver to the Indenture Trustee an Opinion of Counsel, acceptable to the Indenture Trustee, to such effect.

(b)

Subject to Section 6.01(c), the Indenture Trustee shall not in any way be held liable by reason of any insufficiency in any of the Trust Accounts resulting from any loss on any Eligible Investment included therein except for losses attributable to the Indenture Trustee’s failure to make payments on such Eligible Investments issued by the Indenture Trustee, in its commercial capacity as principal obligor and not as trustee, in accordance with their terms.

(c)

If (i) the Issuer shall have failed to give investment directions for any funds on deposit in the Trust Accounts to the Indenture Trustee by 10:00 a.m. Eastern Time (or such other time as may be agreed by the Issuer and Indenture Trustee) on any Business Day; or (ii) a Default shall have occurred and be continuing with respect to the either the Group I or Group II Notes, as the case may be, but the Group I or Group II Notes, respectively, shall not have been declared due and payable pursuant to Section 5.02, or, if such Group I or Group II Notes, as applicable, shall have been declared due and payable following an Event of Default, amounts collected or receivable from the Indenture Trust Estate are being applied in accordance with Section 5.04 as if there had not been such a declaration; then the Indenture Trustee shall, to the fullest extent practicable, invest and reinvest funds in the Trust Accounts in such investment as set forth under paragraph (d) of the definition of Eligible Investments.

SECTION 8.04.  Release of Indenture Trust Estate.  (a)  Subject to the payment of its fees and expenses pursuant to Section 6.07, the Indenture Trustee may, and when required by the provisions of this Indenture shall, execute instruments to release property from the lien of this Indenture, or convey the Indenture Trustee’s interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture.  No party relying upon an instrument executed by the Indenture Trustee as provided in this Article VIII shall be bound to ascertain the Indenture Trustee’s authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

(b)

The Indenture Trustee shall, at such time as there are no Notes Outstanding and all sums due the Indenture Trustee pursuant to Section 6.07 have been paid, release any remaining portion of the Indenture Trust Estate that secured the Group I and Group II Notes from the lien of this Indenture and release to the Issuer or any other Person entitled thereto any funds then on deposit in the Trust Accounts.  The Indenture Trustee shall release property from the lien of this Indenture pursuant to this Section 8.04(b) only upon receipt of an Issuer Request accompanied by an Officers’ Certificate of the Issuer, an Opinion of Counsel and meeting the applicable requirements of Section 11.01.

(c)

Each holder of any Class of the Group I and Group II Notes, by the acceptance of such Group I or Group Note, respectively, acknowledges that from time to time during the Funding Period the Indenture Trustee shall release the lien of this Indenture on those Group I or Group II Student Loans, respectively, to be sold to the Depositor and as to which the Depositor will simultaneously deposit the aggregate Purchase Amounts thereof into the Group I or Group II Escrow Account, as applicable, in accordance with, and subject to the terms and conditions of, Section 2.03 of the Sale and Servicing Agreement, and each holder of each Class of the Group I and Group II Notes consents to such release.

SECTION 8.05.  Opinion of Counsel.  The Indenture Trustee shall receive at least seven days’ notice when requested by the Issuer to take any action pursuant to Section 8.04(a), accompanied by copies of any instruments involved, and the Indenture Trustee shall also require, except in connection with any action contemplated by Section 8.04(c), as a condition to such action, an Opinion of Counsel, in form and substance satisfactory to the Indenture Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with and such action will not materially and adversely impair the security for the Group I or Group II Notes, as applicable or the rights of the Holders of the Group I and Group II Notes, as the case may be, in contravention of the provisions of this Indenture; provided, however, that such Opinion of Counsel shall not be required to express an opinion as to the fair value of the Indenture Trust Estate.  Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Indenture Trustee in connection with any such action.

SECTION 8.06.  [Reserved]

ARTICLE IX

Supplemental Indentures

SECTION 9.01.  Supplemental Indentures Without Consent of Noteholders.  (a)  Without the consent of any Holders of the Notes but with prior notice to the Rating Agencies the Issuer and the Indenture Trustee, when authorized by an Issuer Order, at any time and from time to time, may enter into one or more indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as in force at the date of the execution thereof), in form satisfactory to the Indenture Trustee, for any of the following purposes:

(i)

to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

(ii)

to evidence the succession, in compliance with the applicable provisions hereof, of another person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

(iii)

to add to the covenants of the Issuer, for the benefit of the Holders of the Notes, or to surrender any right or power herein conferred upon the Issuer;

(iv)

to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

(v)

to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture which may be inconsistent with any other provision herein or in any supplemental indenture or to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture; provided that such action shall not materially adversely affect the interests of the Holders of the Notes;

(vi)

to evidence and provide for the acceptance of the appointment hereunder by a successor trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Article VI; or

(vii)

to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the TIA or under any similar Federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA;

The Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

(b)

The Issuer and the Indenture Trustee, when authorized by an Issuer Order, may, also without the consent of any of the Holders of the Notes but with prior notice to the Rating Agencies, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Holder of the Notes.

SECTION 9.02.  Supplemental Indentures with Consent of Noteholders.  The Issuer and the Indenture Trustee, when authorized by an Issuer Order, also may, with prior notice to the Rating Agencies, and with the consent of: (x) the Group I Controlling Parties holding a majority of the Outstanding Amount of the related Classes of Group I Notes, (unless any such proposed amendment does not affect the Group I Student Loans or the Group I Notes as evidenced by an Opinion of Counsel of the Depositor regarding the lack of changes to any legal rights and remedies of the Group I Noteholders, and a confirmation from each Rating Agency that such amendment will not result in the downgrading of the then current ratings of any of the Group I Notes), and (y) the Group II Controlling Parties holding a majority of the Outstanding Amount of the related Classes of Group II Notes (unless any such proposed amendment does not affect the Group II Student Loans or the Group II Notes as evidenced by an Opinion of Counsel of the Depositor regarding the lack of changes to any legal rights and remedies of the Group II Noteholders, and a confirmation from each Rating Agency that such amendment will not result in the downgrading of the then current ratings of any of the Group II Notes), may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Group I or Group II Notes, as applicable, under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the holder of each Outstanding Note affected thereby:

(i)

change the date of payment of any installment of principal of or interest on any Class of Notes, or reduce the principal amount thereof, the interest rate thereon or the Redemption Price with respect thereto, change the provisions of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Indenture Trust Estate to payment of principal of or interest on the applicable Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof (or, in the case of redemption, on or after the Redemption Date);

(ii)

reduce the percentage of the Outstanding Amount of the related Group of Notes, the consent of the Holders of the related Group of Notes of which is required for any such supplemental indenture, or the consent of the Holders of the related Group of Notes of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

(iii)

modify or alter the provisions of the proviso to the definition of the term “Outstanding”;

(iv)

reduce the percentage of the Outstanding Amount of the related Group of Notes required to direct the Indenture Trustee to direct the Issuer to sell or liquidate the Indenture Trust Estate pursuant to Section 5.04;

(v)

modify any provision of this Section except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the other Basic Documents cannot be modified or waived without the consent of the holder of each Outstanding Note affected thereby;

(vi)

modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any applicable Note on any Distribution Date (including the calculation of any of the individual components of such calculation) or to affect the rights of the Holders of the Notes to the benefit of any provisions for the mandatory redemption of the Notes contained herein;

(vii)

permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Indenture Trust Estate or, except as otherwise permitted or contemplated herein, terminate the lien of this Indenture on any property at any time subject hereto or deprive any holder of any Note of the security provided by the lien of this Indenture; or

(viii)

or change the definition of Group I Controlling Noteholders, Group II Controlling Noteholders, Group I Controlling Parties or Group II Controlling Parties, as the case may be.

Notwithstanding anything to the contrary contained in this Indenture, such rights of consent granted to the Holders of the Notes contained in clauses (i) through (viii) of this proviso shall not be exercisable by the Group I Controlling Noteholders on behalf of all of the Group I Noteholders or by the Group II Controlling Noteholders on behalf of all of the Group II Noteholders.

It shall not be necessary for any Act of Holders of the Notes under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

Promptly after the execution by the Issuer and the Indenture Trustee of any supplemental indenture pursuant to this Section, the Indenture Trustee shall mail to the Note Registrar (if it is not also the Indenture Trustee), the Paying Agent (if it is not also the Indenture Trustee) and to the Holders of the related group of Notes to which such amendment or supplemental indenture relates a notice prepared by the Issuer setting forth in general terms the substance of such supplemental indenture.  Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

SECTION 9.03.  Execution of Supplemental Indentures.  In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modifications thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and subject to Sections 6.01 and 6.02, shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture.  The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee’s own rights, duties, liabilities or immunities under this Indenture or otherwise.  It shall not be a requirement of any supplemental indenture that such supplemental indenture be executed by, or that the Issuer receive the consent of, the Paying Agent and the Note Registrar; provided, however, that no supplemental indenture materially affecting the Paying Agent’s or the Note Registrar’s rights, duties, liabilities or immunities under this Indenture or otherwise shall be effective unless it is signed by the Paying Agent or the Note Registrar, as applicable.

SECTION 9.04.  Effect of Supplemental Indenture.  Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith with respect to the related group or groups of Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Issuer, the Paying Agent, the Note Registrar and the Holders of the Group I or Group II Notes, as applicable, shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

SECTION 9.05.  Conformity with Trust Indenture Act.  Every amendment of this Indenture and every supplemental indenture executed pursuant to this Article IX shall conform to the requirements of the Trust Indenture Act as then in effect so long as this Indenture shall then be qualified under the Trust Indenture Act.

SECTION 9.06.  Reference in Notes to Supplemental Indentures.  Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture.  If the Issuer or the Indenture Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

ARTICLE X

Redemption of Notes

SECTION 10.01.  Redemption.  (a)  (i)  In the event that on the Special Determination Date either the Group I Subsequent Loan Pre-Funded Amount or the Group II Subsequent Loan Pre-Funded Amount, after giving effect to the purchase of any Group I Subsequent Student Loans and Group II Subsequent Student Loans, respectively, on such date is greater than $10,000,000, on the next following Distribution Date such amount shall be transferred to the Group I or Group II Collection Account, as applicable, and on such Distribution Date, each Class of Group I or Group II Class A Notes, as applicable, will be redeemed in part, on a pro rata basis based upon the initial principal amount of each such Class, in an aggregate principal amount equal to the Noteholders’ Percentage of such Group I Subsequent Loan Pre-Funded Amount or Group II Subsequent Loan Pre-Funded Amount, as applicable, on such Distribution Date.  In the event that on the Special Determination Date the Group I Subsequent Loan Pre-Funded Amount or Group II Subsequent Loan Pre-Funded Amount, as applicable, after giving effect to the purchase of any Subsequent Student Loans on such date, is greater than zero but less than or equal to $10,000,000, the Indenture Trustee shall, upon written direction from the Administrator, cause the Paying Agent to distribute or transfer, as the case may be, on the next following Distribution Date such amounts to the Group I or Group II Other Student Loan, as applicable.

(ii)  In the event that on the Distribution Date on which the Group I or Group II Funding Period, as the case may be, ends (or on the Distribution Date immediately following the last day of the Group I or Group II Funding Period, as applicable, if the Group I or Group II Funding Period, as applicable, does not end on a Distribution Date), any amount remains on deposit in the Group I or Group II Pre-Funding Account, respectively, after giving effect to the making of all related Additional Fundings during the Group I or Group II Funding Period, as applicable, including any such related Additional Fundings on such Redemption Date, the Administrator shall instruct the Indenture Trustee to withdraw such remaining amounts from the Group I or Group II Pre-Funding Account, as applicable, and deposit such amounts into the applicable Collection Account and such funds will be considered collections with respect to the Group I or Group II Student Loans, respectively, for the related collection period.

(b)

In the event that all or some of the assets of the Trust are sold pursuant to Section 9.01 of the Sale and Servicing Agreement, that portion of the amounts on deposit in the Trust Accounts to be distributed to the Holders of the Group I or Group II Notes, as applicable shall be paid to the Holders of the Group I or Group II Notes, respectively, up to the Outstanding Amount of the Group I or Group II Notes, as the case may be, and all accrued and unpaid interest thereon with respect to each Class of Notes.  If amounts are to be paid to Holders of the Group I or Group II Notes, as the case may be, pursuant to this Section 10.01(b), the Master Servicer, the Administrator or the Issuer shall, to the extent practicable, furnish notice of such event to the Indenture Trustee not later than 35 days prior to the Redemption Date whereupon all such amounts shall be payable on the Redemption Date.

SECTION 10.02.  Form of Redemption Notice.  Notice of redemption under Section 10.01(b) shall be given by the Indenture Trustee by first-class mail, postage prepaid, or by facsimile, mailed or transmitted on or prior to the applicable Redemption Date to each holder of the applicable Class or Classes of Notes (with a copy to the Note Registrar and the Paying Agent), no later than 30 days prior to the applicable Redemption Date, at such applicable Noteholder’s address or facsimile number appearing in the Note Register.

All notices of redemption shall state:

(i)

the Redemption Date;

(ii)

the Redemption Price; and

(iii)

the place where such Notes are to be surrendered for payment of the Redemption Price (which shall be the office or agency of the Issuer to be maintained as provided in Section 3.02).

Notice of redemption of the Group I or Group II Notes, as applicable, shall be given by the Indenture Trustee in the name and at the expense of the Issuer.  Failure to give notice of redemption, or any defect therein, to any holder of any Group I or Group II Note, as the case may be, shall not impair or affect the validity of the redemption of any other Group I or Group II Note, as the case may be.

SECTION 10.03.  Notes Payable on Redemption Date.  The Group I or Group II Notes, as the case may be, or portions thereof to be redeemed shall on the Redemption Date become due and payable at the Redemption Price and (unless the Issuer shall default in the payment of the Redemption Price) no interest shall accrue on the Redemption Price for any period after the date to which accrued interest is calculated for purposes of calculating the Redemption Price.

ARTICLE XI

Miscellaneous

SECTION 11.01.  Compliance Certificates and Opinions, etc.  (a)  Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee (i) an Officers’ Certificate of the Issuer stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with and (iii) (if required by the TIA unless no Notes remain outstanding) an Independent Certificate from a firm of certified public accountants meeting the applicable requirements of this Section, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

(i)

a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

(ii)

a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

(iii)

a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

(iv)

a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with.

(b)

 (i)  Prior to the deposit of any Collateral or other property or securities with the Indenture Trustee that is to be made the basis for the release of any property or securities subject to the lien of this Indenture, the Issuer shall, in addition to any obligation imposed in Section 11.01(a) or elsewhere in this Indenture, furnish to the Indenture Trustee an Officers’ Certificate of the Issuer certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such deposit) to the Issuer of the Collateral or other property or securities to be so deposited.

(ii)

Whenever the Issuer is required to furnish to the Indenture Trustee an Officers’ Certificate of the Issuer certifying or stating the opinion of any signer thereof as to the matters described in clause (i) above, the Issuer shall also deliver to the Indenture Trustee an Independent Certificate as to the same matters, if the fair value to the Issuer of the securities to be so deposited and of all other such securities made the basis of any such withdrawal or release since the commencement of the then-current fiscal year of the Issuer, as set forth in the certificates delivered pursuant to clause (i) above and this clause (ii), is 10% or more of the Outstanding Amount of the Group I or Group II Notes, as applicable, but such a certificate need not be furnished with respect to any securities so deposited, if the fair value thereof to the Issuer as set forth in the related Officers’ Certificate is less than $25,000 or less than one percent of the Outstanding Amount of the Group I or Group II Notes, as applicable.

(iii)

Other than any property released as contemplated by clause (v) below, whenever any property or securities are to be released from the lien of this Indenture, the Issuer shall also furnish to the Indenture Trustee an Officers’ Certificate of the Issuer certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

(iv)

Whenever the Issuer is required to furnish to the Indenture Trustee an Officers’ Certificate of the Issuer certifying unless no Notes remain outstanding or stating the opinion of any signer thereof as to the matters described in clause (iii) above, unless no Notes then remain outstanding, the Issuer shall also furnish to the Indenture Trustee an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property, other than property as contemplated by clause (v) below, or securities released from the lien of this Indenture since the commencement of the then-current calendar year, as set forth in the certificates required by clause (iii) above and this clause (iv), equals 10% or more of the Outstanding Amount of the Group I or Group II Notes, as applicable, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officers’ Certificate is less than $25,000 or less than one percent of the then Outstanding Amount of the Group I or Group II Notes, as applicable.

(v)

Notwithstanding Section 2.09 or any other provision of this Section, the Issuer may, without compliance with the requirements of the other provisions of this Section, (A) collect, liquidate, sell or otherwise dispose of Group I or Group II Student Loans, as the case may be, as and to the extent permitted or required by the Basic Documents, (B) make cash payments out of the Trust Accounts as and to the extent permitted or required by the Basic Documents and (C) convey to the Depositor, in order to allow the applicable Seller to make Consolidation Loans, those specified Financed Student Loans as and to the extent permitted or required by and in accordance with Section 8.04(c) hereof and Section 2.03 of the Sale and Servicing Agreement, so long as the Issuer shall deliver to the Indenture Trustee every six months, commencing no later than March 25, 2006, an Officers’ Certificate of the Issuer stating that all the dispositions of Collateral described in clauses (A), (B) or (C) above that occurred during the immediately preceding six calendar months were in the ordinary course of the Issuer’s business and that the proceeds thereof were applied in accordance with the Basic Documents.

SECTION 11.02.  Form of Documents Delivered to Indenture Trustee.  In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous.  Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Master Servicer, the Depositor, the Issuer or the Administrator, stating that the information with respect to such factual matters is in the possession of the Master Servicer, the Depositor, the Issuer or the Administrator, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer’s compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report.  The foregoing shall not, however, be construed to affect the Indenture Trustee’s right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

SECTION 11.03.  Acts of Noteholders.  (a)  Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders of the Group I or Group II Notes, as applicable, may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders of the Group I or Group II Notes, as applicable, in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer.  Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Holders of the Group I or Group II Notes, as applicable, signing such instrument or instruments.  Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section.

(b)

The fact and date of the execution by any person of any such instrument or writing may be proved in any manner that the Indenture Trustee deems sufficient.

(c)

The ownership of Group I or Group II Notes, as applicable, shall be proved by the Note Register.

(d)

Any request, demand, authorization, direction, notice, consent, waiver or other action by the holder of any Group I or Group II Notes, as applicable, shall bind the holder of every Group I or Group II Note, respectively, issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Group I or Group II Note, as applicable.

SECTION 11.04.  Notices, etc., to Indenture Trustee, Issuer, Paying Agent, Note Registrar and Rating Agencies.  Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders of Group I or Group II Notes, as applicable, or other documents provided or permitted by this Indenture shall be in writing and if such request, demand, authorization, direction, notice, consent, waiver or act of Holders of Group I or Group II Notes, as applicable, is to be made upon, given or furnished to or filed with:

(a)

the Indenture Trustee by any holder of Group I or Group II Notes, as applicable, or by the Issuer, the Note Registrar or the Paying Agent shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Indenture Trustee at its Corporate Trust Office,

(b)

the Issuer by the Indenture Trustee or by any holder of Group I or Group II Notes, as applicable, shall be sufficient for every purpose hereunder if in writing and mailed, first-class, postage prepaid, to the Issuer addressed to:  KeyCorp Student Loan Trust 2005-A, in care of JPMorgan Chase Bank, National Association, 4 New York Plaza, New York, New York 10004 Attention: Worldwide Securities Services, Structured Finance/KeyCorp Student Loan Trust 2005-A; with a copy to the Administrator, 800 Superior Avenue, Fourth Floor, Cleveland, Ohio 44114, Attention: KeyCorp Education Resources, KeyCorp Student Loan Trust 2005-A, or at any other address previously furnished in writing to the Indenture Trustee by the Issuer or the Administrator.  The Issuer shall promptly transmit any notice received by it from the Holders of the Notes to the Indenture Trustee, or

(c)

the Paying Agent and the Note Registrar by the Indenture Trustee, the Issuer or by any holder of Group I or Group II Notes, as applicable, shall be sufficient for every purpose hereunder if in writing and mailed, first-class, postage prepaid, to the Paying Agent and the Note Registrar addressed to:  JPMorgan Chase Bank, National Association, 4 New York Plaza, New York, New York 10004, Attention: Worldwide Securities Services, Structured Finance/KeyCorp Student Loan Trust 2005-A, or at any other address previously furnished in writing to the Indenture Trustee and the Issuer by the Paying Agent or the Note Registrar, as applicable.  The Issuer shall promptly transmit any notice received by it from the Holders of the Notes to the Note Registrar and the Paying Agent.

Notices required to be given to the Rating Agencies by the Issuer, the Indenture Trustee or the Eligible Lender Trustee shall be in writing, personally delivered or mailed by certified mail, return receipt requested, to (i) in the case of Moody’s, at the following address: Moody’s Investors Service, Inc., ABS Monitoring Department, 99 Church Street, New York, New York 10007; (ii) in the case of Standard & Poor’s, at the following address: Standard & Poor’s Rating Services, 55 Water Street, New York, New York 10041, Attention of Asset Backed Surveillance Department; and (iii) in the case of Fitch, at the following address:  Fitch Ratings, One State Street Plaza, New York, New York 10004, Attention: Structured Finance Group; or as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

SECTION 11.05.  Notices to Noteholders; Waiver.  Where this Indenture provides for notice to Holders of Group I or Group II Notes, as applicable, of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each holder of Group I or Group II Notes, as applicable, affected by such event, at his address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice.  In any case where notice to Holders of the Notes is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular holder of Group I or Group II Notes, as applicable, shall affect the sufficiency of such notice with respect to other Holders of Group I or Group II Notes, as applicable, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice.  Waivers of notice by Holders of the Group I or Group II Notes, as applicable, shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Holders of the Group I or Group II Notes, as applicable, when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute a Default.

SECTION 11.06.  Alternate Payment and Notice Provisions.  Notwithstanding any provision of this Indenture or any of the Group I or Group II Notes, as applicable, to the contrary, the Issuer may enter into any agreement with any holder of the Group I or Group II Notes, as applicable, providing for a method of payment, or notice by the Indenture Trustee or the Paying Agent to such holder of the Group I or Group II Notes, as applicable, that is different from the methods provided for in this Indenture for such payments or notices.  The Issuer will furnish to the Indenture Trustee and the Paying Agent a copy of each such agreement and the Indenture Trustee and the Paying Agent will cause payments to be made and notices to be given in accordance with such agreements.

SECTION 11.07.  Conflict with Trust Indenture Act.  If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

The provisions of TIA §§ 310 through 317 that impose duties on any Person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

SECTION 11.08.  Effect of Headings and Table of Contents.  The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 11.09.  Successors and Assigns.  All covenants and agreements in this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not.  All agreements of the Indenture Trustee in this Indenture shall bind the successors, co-trustees and agents (excluding any legal representatives or accountants) of the Indenture Trustee.

SECTION 11.10.  Separability.  In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 11.11.  Benefits of Indenture.  Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Holders of the Notes, and any other party secured hereunder, and any other Person with an ownership interest in any part of the Indenture Trust Estate, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 11.12.  Legal Holidays.  In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

SECTION 11.13.  Governing Law.  THIS INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 11.14.  Counterparts.  This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

SECTION 11.15.  Recording of Indenture.  If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel (which may be counsel to the Indenture Trustee or any other counsel reasonably acceptable to the Indenture Trustee) to the effect that such recording is necessary either for the protection of the Holders of the Group I or Group II Notes, as the case may be, or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

SECTION 11.16.  Trust Obligations.  No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Depositor, the Administrator, the Master Servicer, the Eligible Lender Trustee, the Indenture Trustee, the Paying Agent or the Note Registrar on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Depositor, the Administrator, the Master Servicer, the Indenture Trustee, the Paying Agent, the Note Registrar or the Eligible Lender Trustee in its individual capacity or (ii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Depositor, the Administrator, the Master Servicer, the Indenture Trustee, the Paying Agent, the Note Registrar or the Eligible Lender Trustee in its individual capacity, any holder or owner of a beneficial interest in the Issuer, the Eligible Lender Trustee, the Indenture Trustee, the Paying Agent or the Note Registrar or of any successor or assign of the Depositor, the Administrator, the Master Servicer, the Indenture Trustee, the Paying Agent, the Note Registrar or the Eligible Lender Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee, the Paying Agent, the Note Registrar and the Eligible Lender Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.  For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Eligible Lender Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Article VI, VII and VIII of the Trust Agreement.

SECTION 11.17.  No Petition.  The Indenture Trustee, the Paying Agent and the Note Registrar by entering into this Indenture, and each holder of each Class of the Notes, by accepting a Note, hereby covenant and agree that they will not at any time institute against a Seller, the Depositor or the Issuer, or join in any institution against a Seller, the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency, receivership or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the other Basic Documents.

SECTION 11.18.  Inspection.  The Issuer agrees that, on reasonable prior notice, it will permit any representative of the Indenture Trustee, during the Issuer’s normal business hours, to examine all the books of account, records, reports, and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by Independent certified public accountants, and to discuss the Issuer’s affairs, finances and accounts with the Issuer’s officers, employees, and Independent certified public accountants, all at such reasonable times and as often as may be reasonably requested.  The Indenture Trustee shall and shall cause its representatives to hold in confidence all such information obtained from such examination or inspection except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Indenture Trustee may reasonably determine that such disclosure is consistent with its obligations hereunder.

SECTION 11.19.  Third-Party Beneficiaries.  This Indenture will inure to the benefit of and be binding upon the parties hereto, the Noteholders, the Note Owners and their respective successors and permitted assigns.  Except as otherwise provided in this Indenture, no other person will have any right or obligation hereunder.

IN WITNESS WHEREOF, the Issuer, the Indenture Trustee, the Eligible Lender Trustee and the Paying Agent and Note Registrar have caused this Indenture to be duly executed by their respective officers, thereunto duly authorized and duly attested, all as of the day and year first above written.

KEYCORP STUDENT LOAN TRUST 2005-A,
By: DEUTSCHE BANK TRUST COMPANY DELAWARE, not in its individual capacity but solely as Owner Trustee
By: /s/ Jenna Kaufman
Name: Jenna Kaufman
Title: Attorney-in-fact
JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as Indenture Trustee
By: /s/ Michael A. Smith
Name: Michael A. Smith
Title: Vice President
Acknowledged, accepted, and with respect to the Granting Clause, agreed to, as of the day and year first above written:
JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
not in its individual capacity but solely as
Eligible Lender Trustee

By: /s/ Luiza Sinanian
Name: Luiza Sinanian
Title: Trust Officer
JPMORGAN CHASE BANK, NATIONAL ASSOCIATION as Paying Agent and Note Registrar
By: /s/ Michael A. Smith
Name: Michael A. Smith
Title: Vice President

APPENDIX A

[See Appendix A to the Sale and Servicing Agreement]

EXHIBIT A-1
TO THE INDENTURE

[FORM OF CLASS I-A-1 NOTES]

SEE REVERSE FOR CERTAIN DEFINITIONS

Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Issuer (as defined below) or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH IN THE INDENTURE AND THE SALE AND SERVICING AGREEMENT.  ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.  THIS NOTE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY.

REGISTERED:  $__________1/

CUSIP NO. ___________

No. I-A-1-__

KEYCORP STUDENT LOAN TRUST 2005-A

FLOATING RATE CLASS I-A-1 ASSET BACKED NOTES

KeyCorp Student Loan Trust 2005-A, a trust organized and existing under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of ______________ DOLLARS no later than on the [              ] Distribution Date (the “Final Maturity Date”).

The Issuer will pay interest on this Class I-A-1 Note (this “Note”) at the rate per annum equal to the Note Interest Rate (as defined on the reverse hereof) for this Note, on each Distribution Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date), subject to certain limitations contained in Section 3.01 of the Indenture.  Interest on this Note will accrue for each Distribution Date from the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, if no interest has yet been paid, from the Closing Date).  Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.  All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

________________

Denominations of $100,000 and integral multiples of $1,000 in excess thereof.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed, manually or in facsimile, as of the date set forth below.

KEYCORP STUDENT LOAN TRUST 2005-A
By: DEUTSCHE BANK TRUST COMPANY DELAWARE, not in its individual capacity but solely as Owner Trustee under the Trust Agreement
By: _____________________________
Authorized Officer

Date:                   , 2005

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as Indenture Trustee
By: ________________________________
Authorized Officer

Date:                   , 2005

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Floating Rate Class I-A-1 Asset Backed Notes (herein also called the “Class I-A-1 Notes”), all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the holders of the Notes.  The Class I-A-1 Notes are subject to all terms of the Indenture.  To the extent that any provisions of this Note contradicts or is inconsistent with the provisions of the Indenture, the provisions of the Indenture shall control and supersede such contradictory or inconsistent provision herein.  Capitalized but undefined terms shall have the meanings set forth in the Indenture dated as of November 1, 2005 between KeyCorp Student Loan Trust 2005-A and JPMorgan Chase Bank, National Association, as Eligible Lender Trustee and as Indenture Trustee including Appendix A to the Indenture.

The Class I-A-1 Notes and the Issuer’s Floating Rate Class I-A-2 Asset Backed Notes (the “Class I-A-2 Notes” and together with the Class I-A-1 Notes, the “Group I Class A Notes”) are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.  The rights of the Issuer’s Floating Rate Class I-B Asset Backed Notes (the “Class I-B Notes” and together with the Group I Class A Notes, the “Group I Notes”) are and will be subordinated to the rights of the Group I Class A Notes as provided in the Indenture.  At the same time, the Issuer will also issue its Class II-A-1 Notes, Class II-A-2 Notes, Class II-A-3 Notes, Class II-A-4 Notes, Class II-B Notes and Class II-C Notes (the “Group II Notes” and together with the Group I Notes, the “Notes”) that will also be secured by other items of collateral constituting the Trust Estate.

Principal of the Group I Notes will be payable on each Distribution Date to the extent funds are available therefor set forth in the Sale and Servicing Agreement and the Indenture. “Distribution Date” means the twenty-seventh day of each March, June, September and December, or, if any such date is not a Business Day, the next succeeding Business Day, commencing March 27, 2006.

As described on the face hereof, the entire unpaid principal amount of this Note shall be due and payable on its Final Maturity Date.  Notwithstanding the foregoing, the entire unpaid principal amount of the Group I Notes shall be due and payable on the date on which (i) an Event of Default with respect to the Group I Notes shall have occurred and be continuing and (ii) the Indenture Trustee at the written direction of the Group I Controlling Parties holding a majority of the Outstanding Amount of the related Classes of Group I Notes shall have declared the Group I Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture.  All principal payments on the Group I Notes of the same Class shall be made pro rata to the holders of such Group I Notes entitled thereto.

Interest on the Group I Notes will be payable on each Distribution Date on the principal amount outstanding of each Class of Group I Notes until the principal amount thereof is paid in full, at a rate per annum equal to the Note Interest Rate for such Class of Group I Notes.

The “Note Interest Rate” means, with respect to any Interest Period and the Class I-A-1 Notes, the interest rate per annum (computed on the basis of the actual number of days elapsed in the related Interest Period divided by 360) equal to Three-Month LIBOR plus [    ]%.

Pursuant to the Sale and Servicing Agreement, the Administrator shall determine the Three-Month LIBOR for purposes of calculating the Note Interest Rates for each given Interest Period.  “Three-Month LIBOR” means the London interbank offered rate for deposits in U.S. dollars having a maturity of three months commencing on the related LIBOR Determination Date (the “Index Maturity”) which appears on Telerate Page 3750 (or such comparable page on another comparable service), as of 11:00 a.m., London time, on such LIBOR Determination Date.  If such rate does not appear on Telerate Page 3750 (or such comparable page on another comparable service), the rate for that day will be determined on the basis of the rates at which deposits in U.S. dollars, having the Index Maturity and in a principal amount of not less than U.S. $1,000,000, are offered at approximately 11:00 a.m., London time, on such LIBOR Determination Date to prime banks in the London interbank market by the Reference Banks.  The Administrator will request the principal London office of each of such Reference Banks to provide a quotation of its rate.  If at least two such quotations are provided, the rate for that day will be the arithmetic mean of the quotations.  If fewer than two quotations are provided, the rate for that day will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Administrator, at approximately 11:00 a.m., New York City time, on such LIBOR Determination Date for loans in the U.S. dollars to leading European banks having the Index Maturity and in a principal amount equal to an amount of not less than U.S. $1,000,000; provided that if the banks selected as aforesaid are not quoting as mentioned in this sentence, Three-Month LIBOR in effect for the applicable Interest Period will be Three-Month LIBOR in effect for the previous Interest Period.  For purposes of calculating Three-Month LIBOR, a Business Day is any day on which banks in London and New York City are open for the transaction of business.  Interest due for any Interest Period will be determined based on the actual number of days in such Interest Period over a 360 day year.

“Reference Bank” means a leading bank (i) engaged in transactions in Eurodollar deposits in the international Eurocurrency market, (ii) not controlling, controlled by or under common control with the Administrator and (iii) having an established place of business in London.

“LIBOR Determination Date” means (x) with respect to each Interest Period other than the initial Interest Period, the second Business Day prior to the commencement of such Interest Period and (y) with respect to the initial Interest Period, as determined pursuant to clause (x) for the period from the Closing Date to but excluding December 27, 2005 and as determined on the second Business Day prior to December 27, 2005 for the period from December 27, 2005 to but excluding March 27, 2006.  For purposes of this definition, a “Business Day” is any day on which banks in London and New York City are open for the transaction of business.

Any Noteholders’ Interest Carryover Shortfall with respect to the Group I Class A Notes that may exist on any Distribution Date attributable shall be payable to the holders of the Group I Class A Notes, on a pro rata basis based on the amount of Noteholders’ Interest Carryover Shortfall then owing on the Group I Class A Notes on that Distribution Date and any succeeding Distribution Dates solely out of the funds available and required to be applied thereto pursuant to the Sale and Servicing Agreement.

Payments of interest on this Note due and payable on each Distribution Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register on the Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency, unless Definitive Notes have been issued (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee.  Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment, and the mailing of such check shall constitute payment of the amount thereof regardless of whether such check is returned undelivered.  Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Distribution Date shall be binding upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon.  If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Distribution Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Noteholder hereof as of the Record Date preceding such Distribution Date by notice mailed no later than five days prior to such Distribution Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee’s Corporate Trust Office or at the office of the Indenture Trustee’s agent appointed for such purposes located in the Borough of Manhattan, The City of New York.

The Issuer shall pay interest on overdue installments of interest at the Note Interest Rate for this Note to the extent lawful.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in Securities Transfer Agent’s Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP (all in accordance with the Exchange Act), and such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees.  No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each holder of the Notes or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in the Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Depositor, the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Depositor, the Indenture Trustee or the Eligible Lender Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Depositor, the Indenture Trustee or the Eligible Lender Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Depositor, the Eligible Lender Trustee or the Indenture Trustee, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

Each transferee of a beneficial interest in the Notes will be deemed to have represented that either: (A) the transferee is not acquiring the Notes directly or indirectly for, or on behalf of, a Benefit Plan or any entity whose underlying assets are deemed to be plan assets of such Benefit Plan, or (B) the acquisition and holding of the Notes by the transferee qualifies for prohibited transaction exemptive relief under PTCE 95-60 (as modified by PTCE 2002-13), PTCE 96-23, PTCE 91-38 (as modified by PTCE 2002-13), PTCE 90-1, PTCE 84-14 (as modified by PTCE 2002-13) or some other applicable exemption.

It is the intent of the Issuer, the Depositor, the Administrator, the Master Servicer, KeyBank National Association, the Noteholders and the Note Owners that, for purposes of Federal and State income tax and any other tax measured in whole or in part by income, this Note will qualify as indebtedness of the Certificateholder.  The Noteholders and the Note Owners, by acceptance of this Note, agree to treat, and to take no action inconsistent with the treatment of, this Note for such tax purposes as indebtedness of the Certificateholder.

Each holder of the Notes or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture that such holder of the Notes or Note Owner will not at any time institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency, receivership or liquidation proceedings or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

Prior to the due presentment for registration of transfer of this Note, the Issuer, the Depositor, the Indenture Trustee, and any agent of the Issuer, the Depositor or the Indenture Trustee, may treat the Person in whose name this Group I Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes whether or not this Group I Note be overdue, and none of the Issuer, the Depositor, the Indenture Trustee, nor any such agent shall be affected by notice to the contrary.

The term “Issuer” as used in this Note includes any successor to the Issuer under the Indenture.

The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the holders of the Notes under the Indenture.

The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency, herein prescribed.

Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of Deutsche Bank Trust Company Delaware, in its individual capacity, JPMorgan Chase Bank, National Association, in its individual capacity, the Depositor, any owner of a beneficial interest in the Issuer or the Depositor, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture; it being expressly understood that said covenants, obligations and indemnifications have been made by the Eligible Lender Trustee for the sole purposes of binding the interests of the Eligible Lender Trustee in the assets of the Issuer.  The holder of the Notes by the acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the holder of any Class of the Notes shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the Indenture Trust Estate for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

ASSIGNMENTS

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells,
assigns and transfers unto _________________________________________

______________________________________________________________

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ______________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:  __________________

______________________________ */

Signature Guaranteed:

______________________________ */

_______________

*/

NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever.  Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT A-2
TO THE INDENTURE

[FORM OF CLASS I-A-2 NOTE]

SEE REVERSE FOR CERTAIN DEFINITIONS

Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Issuer (as defined below) or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH IN THE INDENTURE AND THE SALE AND SERVICING AGREEMENT.  ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.  THIS NOTE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY.

REGISTERED:  $___________2/

CUSIP NO. ___________

No. I-A-2-__

KEYCORP STUDENT LOAN TRUST 2005-A

FLOATING RATE CLASS I-A-2 ASSET BACKED NOTES

KeyCorp Student Loan Trust 2005-A, a trust organized and existing under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of ___________ DOLLARS no later than on the [          ] Distribution Date (the “Final Maturity Date”).

The Issuer will pay interest on this Class I-A-2 Note (this “Note”) at the rate per annum equal to the Note Interest Rate (as defined on the reverse hereof) for this Note, on each Distribution Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date), subject to certain limitations contained in Section 3.01 of the Indenture.  Interest on this Note will accrue for each Distribution Date from the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, if no interest has yet been paid, from the Closing Date).  Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.  All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

________________

Denominations of $100,000 and integral multiples of $1,000 in excess thereof.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed, manually or in facsimile, as of the date set forth below.

KEYCORP STUDENT LOAN TRUST 2005-A
By: DEUTSCHE BANK TRUST COMPANY DELAWARE, not in its individual capacity but solely as Owner Trustee under the Trust Agreement
By: _____________________________
Authorized Officer

Date: _________, 2005

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as Indenture Trustee
By: ________________________________
Authorized Officer

Date: _________, 2005

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Floating Rate Class I-A-2 Asset Backed Notes (herein also called the “Class I-A-2 Notes”), all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the holders of the Notes.  The Class I-A-2 Notes are subject to all terms of the Indenture.  To the extent that any provisions of this Note contradicts or is inconsistent with the provisions of the Indenture, the provisions of the Indenture shall control and supersede such contradictory or inconsistent provision herein.  Capitalized but undefined terms shall have the meanings set forth in the Indenture dated as of November 1, 2005 among KeyCorp Student Loan Trust 2005-A, JPMorgan Chase Bank, National Association, as Eligible Lender Trustee and Indenture Trustee and JPMorgan Chase Bank, National Association as Paying Agent and Note Registrar including Appendix A to the Indenture.

The Class I-A-2 Notes and the Issuer’s Floating Rate Class I-A-1 Asset Backed Notes (the “Class I-A-1 Notes” and together with the Class I-A-2 Notes, the “Group I Class A Notes”) are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.  The rights of the Issuer’s Floating Rate Class I-B Asset Backed Notes (the “Class I-B Notes” and together with the Group I Class A Notes, the “Group I Notes”) are and will be subordinated to the rights of the Group I Class A Notes as provided in the Indenture.  At the same time, the Issuer will also issue its Class II-A-1 Notes, Class II-A-2 Notes, Class II-A-3 Notes, Class II-A-4 Notes, Class II-B Notes and Class II-C Notes (the “Group II Notes” and together with the Group I Notes, the “Notes”) that will also be secured by other items of collateral constituting the Trust Estate.

Principal of the Group I Notes will be payable on each Distribution Date to the extent funds are available therefor set forth in the Sale and Servicing Agreement and the Indenture. “Distribution Date” means the twenty-seventh day of each March, June, September and December, or, if any such date is not a Business Day, the next succeeding Business Day, commencing March 27, 2006.

As described on the face hereof, the entire unpaid principal amount of this Note shall be due and payable on its Final Maturity Date.  Notwithstanding the foregoing, the entire unpaid principal amount of the Group I Notes shall be due and payable on the date on which (i) an Event of Default with respect to the Group I Notes shall have occurred and be continuing and (ii) the Indenture Trustee at the written direction of the Group I Controlling Parties holding a majority of the Outstanding Amount of the related Classes of Group I Notes shall have declared the Group I Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture.  All principal payments on the Group I Notes of the same Class shall be made pro rata to the holders of such Group I Notes entitled thereto.

Interest on the Group I Notes will be payable on each Distribution Date on the principal amount outstanding of each Class of Group I Notes until the principal amount thereof is paid in full, at a rate per annum equal to the Note Interest Rate for such Class of Group I Notes.

The “Note Interest Rate” means, with respect to any Interest Period and the Class I-A-2 Notes, the interest rate per annum (computed on the basis of the actual number of days elapsed in the related Interest Period divided by 360) equal to Three-Month LIBOR plus [     ]%.

Pursuant to the Sale and Servicing Agreement, the Administrator shall determine the Three-Month LIBOR for purposes of calculating the Note Interest Rates for each given Interest Period.  “Three-Month LIBOR” means the London interbank offered rate for deposits in U.S. dollars having a maturity of three months commencing on the related LIBOR Determination Date (the “Index Maturity”) which appears on Telerate Page 3750 (or such comparable page on another comparable service), as of 11:00 a.m., London time, on such LIBOR Determination Date.  If such rate does not appear on Telerate Page 3750 (or such comparable page on another comparable service), the rate for that day will be determined on the basis of the rates at which deposits in U.S. dollars, having the Index Maturity and in a principal amount of not less than U.S. $1,000,000, are offered at approximately 11:00 a.m., London time, on such LIBOR Determination Date to prime banks in the London interbank market by the Reference Banks.  The Administrator will request the principal London office of each of such Reference Banks to provide a quotation of its rate.  If at least two such quotations are provided, the rate for that day will be the arithmetic mean of the quotations.  If fewer than two quotations are provided, the rate for that day will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Administrator, at approximately 11:00 a.m., New York City time, on such LIBOR Determination Date for loans in the U.S. dollars to leading European banks having the Index Maturity and in a principal amount equal to an amount of not less than U.S. $1,000,000; provided that if the banks selected as aforesaid are not quoting as mentioned in this sentence, Three-Month LIBOR in effect for the applicable Interest Period will be Three-Month LIBOR in effect for the previous Interest Period.  For purposes of calculating Three-Month LIBOR, a Business Day is any day on which banks in London and New York City are open for the transaction of business.  Interest due for any Interest Period will be determined based on the actual number of days in such Interest Period over a 360 day year.

“Reference Bank” means a leading bank (i) engaged in transactions in Eurodollar deposits in the international Eurocurrency market, (ii) not controlling, controlled by or under common control with the Administrator and (iii) having an established place of business in London.

“LIBOR Determination Date” means (x) with respect to each Interest Period other than the initial Interest Period, the second Business Day prior to the commencement of such Interest Period and (y) with respect to the initial Interest Period, as determined pursuant to clause (x) for the period from the Closing Date to but excluding December 27, 2005 and as determined on the second Business Day prior to December 27, 2005 for the period from December 27, 2005 to but excluding March 27, 2006.  For purposes of this definition, a “Business Day” is any day on which banks in London and New York City are open for the transaction of business.

Any Noteholders’ Interest Carryover Shortfall with respect to the Group I Class A Notes that may exist on any Distribution Date attributable shall be payable to the holders of the Group I Class A Notes, on a pro rata basis based on the amount of Noteholders’ Interest Carryover Shortfall then owing on the Group I Class A Notes on that Distribution Date and any succeeding Distribution Dates solely out of the funds available and required to be applied thereto pursuant to the Sale and Servicing Agreement.

Payments of interest on this Note due and payable on each Distribution Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register on the Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency, unless Definitive Notes have been issued (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee.  Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment, and the mailing of such check shall constitute payment of the amount thereof regardless of whether such check is returned undelivered.  Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Distribution Date shall be binding upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon.  If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Distribution Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Noteholder hereof as of the Record Date preceding such Distribution Date by notice mailed no later than five days prior to such Distribution Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee’s Corporate Trust Office or at the office of the Indenture Trustee’s agent appointed for such purposes located in the Borough of Manhattan, The City of New York.

The Issuer shall pay interest on overdue installments of interest at the Note Interest Rate for this Note to the extent lawful.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in Securities Transfer Agent’s Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP (all in accordance with the Exchange Act), and such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees.  No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each holder of the Notes or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in the Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Depositor, the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Depositor, the Indenture Trustee or the Eligible Lender Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Depositor, the Indenture Trustee or the Eligible Lender Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Depositor, the Eligible Lender Trustee or the Indenture Trustee, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

Each transferee of a beneficial interest in the Notes will be deemed to have represented that either: (A) the transferee is not acquiring the Notes directly or indirectly for, or on behalf of, a Benefit Plan or any entity whose underlying assets are deemed to be plan assets of such Benefit Plan, or (B) the acquisition and holding of the Notes by the transferee qualifies for prohibited transaction exemptive relief under PTCE 95-60 (as modified by PTCE 2002-13), PTCE 96-23, PTCE 91-38 (as modified by PTCE 2002-13), PTCE 90-1, PTCE 84-14 (as modified by PTCE 2002-13) or some other applicable exemption.

It is the intent of the Issuer, the Depositor, the Administrator, the Master Servicer, KeyBank National Association, the Noteholders and the Note Owners that, for purposes of Federal and State income tax and any other tax measured in whole or in part by income, this Note will qualify as indebtedness of the Certificateholder.  The Noteholders and the Note Owners, by acceptance of this Note, agree to treat, and to take no action inconsistent with the treatment of, this Note for such tax purposes as indebtedness of the Certificateholder.

Each holder of the Notes or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture that such holder of the Notes or Note Owner will not at any time institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency, receivership or liquidation proceedings or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

Prior to the due presentment for registration of transfer of this Note, the Issuer, the Depositor, the Indenture Trustee, and any agent of the Issuer, the Depositor or the Indenture Trustee, may treat the Person in whose name this Group I Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes whether or not this Group I Note be overdue, and none of the Issuer, the Depositor, the Indenture Trustee, nor any such agent shall be affected by notice to the contrary.

The term “Issuer” as used in this Note includes any successor to the Issuer under the Indenture.

The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the holders of the Notes under the Indenture.

The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency, herein prescribed.

Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of Deutsche Bank Trust Company Delaware, in its individual capacity, JPMorgan Chase Bank, National Association, in its individual capacity, the Depositor, any owner of a beneficial interest in the Issuer or the Depositor, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture; it being expressly understood that said covenants, obligations and indemnifications have been made by the Eligible Lender Trustee for the sole purposes of binding the interests of the Eligible Lender Trustee in the assets of the Issuer.  The holder of the Notes by the acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the holder of any Class of the Notes shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the Indenture Trust Estate for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

ASSIGNMENTS

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells,

assigns and transfers unto _________________________________________

______________________________________________________________

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ______________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:  __________________

______________________________ */

Signature Guaranteed:

______________________________ */

_______________

*/

NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever.  Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT A-3
TO THE INDENTURE

[FORM OF CLASS I-B NOTE]

SEE REVERSE FOR CERTAIN DEFINITIONS

Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Issuer (as defined below) or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH IN THE INDENTURE AND THE SALE AND SERVICING AGREEMENT.  ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.  THIS NOTE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY.

REGISTERED:  $___________4/

CUSIP NO. ___________

No. I-B-__

KEYCORP STUDENT LOAN TRUST 2005-A

FLOATING RATE CLASS I-B ASSET BACKED NOTES

KeyCorp Student Loan Trust 2005-A, a trust organized and existing under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of ___________ DOLLARS no later than on the [          ] Distribution Date (the “Final Maturity Date”).

The Issuer will pay interest on this Class I-B Note (this “Note”) at the rate per annum equal to the Note Interest Rate (as defined on the reverse hereof) for this Note, on each Distribution Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date), subject to certain limitations contained in Section 3.01 of the Indenture.  Interest on this Note will accrue for each Distribution Date from the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, if no interest has yet been paid, from the Closing Date).  Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.  All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

___________

Denominations of $100,000 and integral multiples of $1,000 in excess thereof.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed, manually or in facsimile, as of the date set forth below.

KEYCORP STUDENT LOAN TRUST 2005-A

By:

DEUTSCHE BANK TRUST COMPANY DELAWARE, not in its individual capacity but solely as Owner Trustee under the Trust Agreement

By:  _____________________________

Authorized Signatory

Date:                        , 2005

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as Indenture Trustee

By:  ________________________________

Authorized Signatory

Date:                        , 2005

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Floating Rate Class I-B Asset Backed Notes (herein also called the “Class I-B Notes”), all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the holders of the Notes.  The Class I-B Notes are subject to all terms of the Indenture.  To the extent that any provisions of this Note contradicts or is inconsistent with the provisions of the Indenture, the provisions of the Indenture shall control and supersede such contradictory or inconsistent provision herein.  Capitalized but undefined terms shall have the meanings set forth in the Indenture dated as of November 1, 2005 among KeyCorp Student Loan Trust 2005-A, JPMorgan Chase Bank, National Association as Eligible Lender Trustee and Indenture Trustee and JPMorgan Chase Bank, National Association as Paying Agent and Note Registrar including Appendix A to the Indenture.

The Class I-A-1 Notes (the “Class I-A-1 Notes”) and the Issuer’s Floating Rate Class I-A-2 Asset Backed Notes (the “Class I-A-2 Notes” and together with the Class I-A-1 Notes, the “Group I Class A Notes”) are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.  The rights of the Issuer’s Floating Rate Class I-B Asset Backed Notes (the “Class I-B Notes” and together with the Group I Class A Notes, the “Group I Notes”) are and will be subordinated to the rights of the Group I Class A Notes as provided in the Indenture.  At the same time, the Issuer will also issue its Class II-A-1 Notes, Class II-A-2 Notes, Class II-A-3 Notes, Class II-A-4 Notes, Class II-B Notes and Class II-C Notes (the “Group II Notes” and together with the Group I Notes, the “Notes”) that will also be secured by other items of collateral constituting the Trust Estate.

Principal of the Group I Notes will be payable on each Distribution Date to the extent funds are available therefor set forth in the Sale and Servicing Agreement and the Indenture. “Distribution Date” means the twenty-fifth day of each March, June, September and December, or, if any such date is not a Business Day, the next succeeding Business Day, commencing March 27, 2006.

As described on the face hereof, the entire unpaid principal amount of this Note shall be due and payable on its Final Maturity Date.  Notwithstanding the foregoing, the entire unpaid principal amount of the Group I Notes shall be due and payable on the date on which (i) an Event of Default with respect to the Group I Notes shall have occurred and be continuing and (ii) the Indenture Trustee at the written direction of the Group I Controlling Parties holding a majority of the Outstanding Amount of the related Classes of Group I Notes (which, until all of the Group I Class A Notes have been paid in full, shall exclude the Class I-B Notes) shall have declared the Group I Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture.  All principal payments on the Group I Notes of the same Class shall be made pro rata to the holders of such Group I Notes entitled thereto.

Interest on the Group I Notes will be payable on each Distribution Date on the principal amount outstanding of each Class of Group I Notes until the principal amount thereof is paid in full, at a rate per annum equal to the Note Interest Rate for such Class of Group I Notes.

The “Note Interest Rate” means, with respect to any Interest Period and the Class I-B Notes, the interest rate per annum (computed on the basis of the actual number of days elapsed in the related Interest Period divided by 360) equal to Three-Month LIBOR plus [     ]%.

Pursuant to the Sale and Servicing Agreement, the Administrator shall determine the Three-Month LIBOR for purposes of calculating the Note Interest Rates for each given Interest Period.  “Three-Month LIBOR” means the London interbank offered rate for deposits in U.S. dollars having a maturity of three months commencing on the related LIBOR Determination Date (the “Index Maturity”) which appears on Telerate Page 3750 (or such comparable page on another comparable service), as of 11:00 a.m., London time, on such LIBOR Determination Date.  If such rate does not appear on Telerate Page 3750 (or such comparable page on another comparable service), the rate for that day will be determined on the basis of the rates at which deposits in U.S. dollars, having the Index Maturity and in a principal amount of not less than U.S. $1,000,000, are offered at approximately 11:00 a.m., London time, on such LIBOR Determination Date to prime banks in the London interbank market by the Reference Banks.  The Administrator will request the principal London office of each of such Reference Banks to provide a quotation of its rate.  If at least two such quotations are provided, the rate for that day will be the arithmetic mean of the quotations.  If fewer than two quotations are provided, the rate for that day will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Administrator, at approximately 11:00 a.m., New York City time, on such LIBOR Determination Date for loans in the U.S. dollars to leading European banks having the Index Maturity and in a principal amount equal to an amount of not less than U.S. $1,000,000; provided that if the banks selected as aforesaid are not quoting as mentioned in this sentence, Three-Month LIBOR in effect for the applicable Interest Period will be Three-Month LIBOR in effect for the previous Interest Period.  For purposes of calculating Three-Month LIBOR, a Business Day is any day on which banks in London and New York City are open for the transaction of business.  Interest due for any Interest Period will be determined based on the actual number of days in such Interest Period over a 360 day year.

“Reference Bank” means a leading bank (i) engaged in transactions in Eurodollar deposits in the international Eurocurrency market, (ii) not controlling, controlled by or under common control with the Administrator and (iii) having an established place of business in London.

“LIBOR Determination Date” means (x) with respect to each Interest Period other than the initial Interest Period, the second Business Day prior to the commencement of such Interest Period and (y) with respect to the initial Interest Period, as determined pursuant to clause (x) for the period from the Closing Date to but excluding December 27, 2005 and as determined on the second Business Day prior to December 27, 2005 for the period from December 27, 2005 to but excluding March 27, 2006.  For purposes of this definition, a “Business Day” is any day on which banks in London and New York City are open for the transaction of business.

Any Noteholders’ Interest Carryover Shortfall that may exist on any Distribution Date attributable to the Class I-B Notes shall be payable to the holders of the Class I-B Notes on that Distribution Date and any succeeding Distribution Date solely out of the funds available and required to be applied thereto pursuant to the Sale and Servicing Agreement.

Payments of interest on this Note due and payable on each Distribution Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register on the Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency, unless Definitive Notes have been issued (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee.  Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment, and the mailing of such check shall constitute payment of the amount thereof regardless of whether such check is returned undelivered.  Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Distribution Date shall be binding upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon.  If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Distribution Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Noteholder hereof as of the Record Date preceding such Distribution Date by notice mailed no later than five days prior to such Distribution Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee’s Corporate Trust Office or at the office of the Indenture Trustee’s agent appointed for such purposes located in the Borough of Manhattan, The City of New York.

The Issuer shall pay interest on overdue installments of interest at the Note Interest Rate for this Note to the extent lawful.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in Securities Transfer Agent’s Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP (all in accordance with the Exchange Act), and such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees.  No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each holder of the Notes or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in the Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Depositor, the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Depositor, the Indenture Trustee or the Eligible Lender Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Depositor, the Indenture Trustee or the Eligible Lender Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Depositor, the Eligible Lender Trustee or the Indenture Trustee, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

Each transferee of a beneficial interest in the Notes will be deemed to have represented that either: (A) the transferee is not acquiring the Notes directly or indirectly for, or on behalf of, a Benefit Plan or any entity whose underlying assets are deemed to be plan assets of such Benefit Plan, or (B) the acquisition and holding of the Notes by the transferee qualifies for prohibited transaction exemptive relief under PTCE 95-60 (as modified by PTCE 2002-13), PTCE 96-23, PTCE 91-38 (as modified by PTCE 2002-13), PTCE 90-1, PTCE 84-14 (as modified by PTCE 2002-13) or some other applicable exemption.

It is the intent of the Issuer, the Depositor, the Administrator, the Master Servicer, KeyBank National Association, the Noteholders and the Note Owners that, for purposes of Federal and State income tax and any other tax measured in whole or in part by income, this Note will qualify as indebtedness of the Certificateholder.  The Noteholders and the Note Owners, by acceptance of this Note, agree to treat, and to take no action inconsistent with the treatment of, this Note for such tax purposes as indebtedness of the Certificateholder.

Each holder of the Notes or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture that such holder of the Notes or Note Owner will not at any time institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency, receivership or liquidation proceedings or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

Prior to the due presentment for registration of transfer of this Note, the Issuer, the Depositor, the Indenture Trustee, and any agent of the Issuer, the Depositor or the Indenture Trustee, may treat the Person in whose name this Group I Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes whether or not this Group I Note be overdue, and none of the Issuer, the Depositor, the Indenture Trustee, nor any such agent shall be affected by notice to the contrary.

The term “Issuer” as used in this Note includes any successor to the Issuer under the Indenture.

The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the holders of the Notes under the Indenture.

The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency, herein prescribed.

Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of Deutsche Bank Trust Company Delaware, in its individual capacity, JPMorgan Chase Bank, National Association, in its individual capacity, the Depositor, any owner of a beneficial interest in the Issuer or the Depositor, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture; it being expressly understood that said covenants, obligations and indemnifications have been made by the Eligible Lender Trustee for the sole purposes of binding the interests of the Eligible Lender Trustee in the assets of the Issuer.  The holder of the Notes by the acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the holder of any Class of the Notes shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the Indenture Trust Estate for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

Default in the payment of interest on a Class I-B Note is not an Event of Default under the Indenture so long as any Group I Class A Notes are outstanding.  By acceptance of this Class I-B Note or any beneficial interest herein, you are deemed to have consented to the delay in payment of interest on such Class I-B Note and waived your rights to institute suit for enforcement of any such payment to the extent described in the Indenture.

By acceptance of this Class I-B Note you are hereby deemed to have agreed, that until the Class I-A-1 Notes, and Class I-A-2 Notes have been paid in full, such Classes will possess the rights of the Group II Controlling Noteholders.

ASSIGNMENTS

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells,

assigns and transfers unto _________________________________________

______________________________________________________________

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ______________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:  __________________

______________________________ */

Signature Guaranteed:

______________________________ */

_______________

*/

NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever.  Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT A-4
TO THE INDENTURE

[FORM OF CLASS II-A-1 NOTE]

SEE REVERSE FOR CERTAIN DEFINITIONS

Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Issuer (as defined below) or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH IN THE INDENTURE AND THE SALE AND SERVICING AGREEMENT.  ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.  THIS NOTE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY.

REGISTERED:  $___________ 6/

CUSIP NO. ___________

No. II-A-1-__

KEYCORP STUDENT LOAN TRUST 2005-A

FLOATING RATE CLASS II-A-1 ASSET BACKED NOTES

KeyCorp Student Loan Trust 2005-A, a trust organized and existing under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of ___________ DOLLARS no later than on the [          ] Distribution Date (the “Final Maturity Date”).

The Issuer will pay interest on this Class II-A-1 Note (this “Note”) at the rate per annum equal to the Note Interest Rate (as defined on the reverse hereof) for this Note, on each Distribution Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date), subject to certain limitations contained in Section 3.01 of the Indenture.  Interest on this Note will accrue for each Distribution Date from the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, if no interest has yet been paid, from the Closing Date).  Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.  All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

________________

Denominations of $100,000 and integral multiples of $1,000 in excess thereof.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed, manually or in facsimile, as of the date set forth below.

KEYCORP STUDENT LOAN TRUST 2005-A

By:

DEUTSCHE BANK TRUST COMPANY DELAWARE, not in its individual capacity but solely as Owner Trustee under the Trust Agreement

By:  _____________________________

Authorized Signatory

Date: ___________, 2005

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as Indenture Trustee

By:  ________________________________

Authorized Signatory

Date: ___________, 2005

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Floating Rate Class II-A-1 Asset Backed Notes (herein also called the “Class II-A-1 Notes”), all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the holders of the Notes.  The Class II-A-1 Notes are subject to all terms of the Indenture.  To the extent that any provisions of this Note contradicts or is inconsistent with the provisions of the Indenture, the provisions of the Indenture shall control and supersede such contradictory or inconsistent provision herein.  Capitalized but undefined terms shall have the meanings set forth in the Indenture dated as of November 1, 2005 among KeyCorp Student Loan Trust 2005-A, JPMorgan Chase Bank, National Association as Eligible Lender Trustee and Indenture Trustee and JPMorgan Chase Bank, National Association as Paying Agent and Note Registrar including Appendix A to the Indenture.

The Class II-A-1 Notes, the Issuer’s Floating Rate Class II-A-2 Asset Backed Notes (the “Class II-A-2 Notes”), Floating Rate Class II-A-3 Asset Backed Notes (the “Class II-A-3 Notes”) and Floating Rate Class II-A-4 Asset Backed Notes (the “Class II-A-4 Notes” and, together with the Class II-A-1 Notes, Class II-A-2 Notes and Class II-A-3 Notes, the “Group II Class A Notes”), Floating Rate Class II-B Asset Backed Notes (the “Class II-B Notes”), Floating Rate Class II-C Asset Backed Notes (the “Class II-C Notes” and together with the Group II Class A Notes, the Class II-B Notes and the Class II-C Notes, the “Group II Notes”) are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.  At the same time, the Issuer will also issue its Class I-A-1 Notes, Class I-A-2 Notes and Class I-B Notes (collectively, the “Group I Notes” and together with the Group II Notes, the “Notes”) that will also be secured by other items of collateral constituting the Trust Estate.

Principal of the Group II Notes will be payable on each Distribution Date to the extent funds are available therefor set forth in the Sale and Servicing Agreement and the Indenture. “Distribution Date” means the twenty-seventh day of each March, June, September and December, or, if any such date is not a Business Day, the next succeeding Business Day, commencing March 27, 2006.

As described on the face hereof, the entire unpaid principal amount of this Note shall be due and payable on its Final Maturity Date.  Notwithstanding the foregoing, the entire unpaid principal amount of the Group II Notes shall be due and payable on the date on which (i) an Event of Default with respect to the Group II Notes shall have occurred and be continuing and (ii) the Indenture Trustee at the written direction of the Group II Controlling Noteholders representing not less than a majority of the Outstanding Amount of the applicable Group II Notes shall have declared the Group II Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture.  All principal payments on the Group II Notes of the same Class shall be made pro rata to the holders of such Notes entitled thereto.

Interest on the Group II Notes will be payable on each Distribution Date on the principal amount, or principal notional amount, as applicable, outstanding of each Class of Notes until the principal amount, or principal notional amount, as applicable, thereof is paid in full, at a rate per annum equal to the Note Interest Rate for such Class of Notes.

The “Note Interest Rate” means, with respect to any Interest Period and the Class II-A-1 Notes, the interest rate per annum (computed on the basis of the actual number of days elapsed in the related Interest Period divided by 360) equal to Three-Month LIBOR plus [     ]%.

Pursuant to the Sale and Servicing Agreement, the Administrator shall determine the Three-Month LIBOR for purposes of calculating the Note Interest Rates for each given Interest Period.  “Three-Month LIBOR” means the London interbank offered rate for deposits in U.S. dollars having a maturity of three months commencing on the related LIBOR Determination Date (the “Index Maturity”) which appears on Telerate Page 3750 (or such comparable page on another comparable service), as of 11:00 a.m., London time, on such LIBOR Determination Date.  If such rate does not appear on Telerate Page 3750 (or such comparable page on another comparable service), the rate for that day will be determined on the basis of the rates at which deposits in U.S. dollars, having the Index Maturity and in a principal amount of not less than U.S. $1,000,000, are offered at approximately 11:00 a.m., London time, on such LIBOR Determination Date to prime banks in the London interbank market by the Reference Banks.  The Administrator will request the principal London office of each of such Reference Banks to provide a quotation of its rate.  If at least two such quotations are provided, the rate for that day will be the arithmetic mean of the quotations.  If fewer than two quotations are provided, the rate for that day will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Administrator, at approximately 11:00 a.m., New York City time, on such LIBOR Determination Date for loans in the U.S. dollars to leading European banks having the Index Maturity and in a principal amount equal to an amount of not less than U.S. $1,000,000; provided that if the banks selected as aforesaid are not quoting as mentioned in this sentence, Three-Month LIBOR in effect for the applicable Interest Period will be Three-Month LIBOR in effect for the previous Interest Period.  For purposes of calculating Three-Month LIBOR, a Business Day is any day on which banks in London and New York City are open for the transaction of business.  Interest due for any Interest Period will be determined based on the actual number of days in such Interest Period over a 360 day year.

“Reference Bank” means a leading bank (i) engaged in transactions in Eurodollar deposits in the international Eurocurrency market, (ii) not controlling, controlled by or under common control with the Administrator and (iii) having an established place of business in London.

“LIBOR Determination Date” means (x) with respect to each Interest Period other than the initial Interest Period, the second Business Day prior to the commencement of such Interest Period and (y) with respect to the initial Interest Period, as determined pursuant to clause (x) for the period from the Closing Date to but excluding December 27, 2005 and as determined on the second Business Day prior to December 27, 2005 for the period from December 27, 2005 to but excluding March 27, 2006.  For purposes of this definition, a “Business Day” is any day on which banks in London and New York City are open for the transaction of business.

Any Noteholders’ Interest Carryover Shortfall with respect to the Group II Class A Notes, that may exist on any Distribution Date attributable shall be payable to the holders of such Group II Class A Notes, on a pro rata basis based on the amount of Noteholders’ Interest Carryover Shortfall then owing on such Group II Class A Notes on that Distribution Date and any succeeding Distribution Dates solely out of the funds available and required to be applied thereto pursuant to the Sale and Servicing Agreement.

Payments of interest on this Note due and payable on each Distribution Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register on the Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency, unless Definitive Notes have been issued (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee.  Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment, and the mailing of such check shall constitute payment of the amount thereof regardless of whether such check is returned undelivered.  Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Distribution Date shall be binding upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon.  If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Distribution Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Noteholder hereof as of the Record Date preceding such Distribution Date by notice mailed no later than five days prior to such Distribution Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee’s Corporate Trust Office or at the office of the Indenture Trustee’s agent appointed for such purposes located in the Borough of Manhattan, The City of New York.

The Issuer shall pay interest on overdue installments of interest at the Note Interest Rate for this Note to the extent lawful.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in Securities Transfer Agent’s Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP (all in accordance with the Exchange Act), and such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees.  No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each holder of the Notes or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in the Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Depositor, the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Depositor, the Indenture Trustee or the Eligible Lender Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Depositor, the Indenture Trustee or the Eligible Lender Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Depositor, the Eligible Lender Trustee or the Indenture Trustee, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

Each transferee of a beneficial interest in the Notes will be deemed to have represented that either: (A) the transferee is not acquiring the Notes directly or indirectly for, or on behalf of, a Benefit Plan or any entity whose underlying assets are deemed to be plan assets of such Benefit Plan, or (B) the acquisition and holding of the Notes by the transferee qualifies for prohibited transaction exemptive relief under PTCE 95-60 (as modified by PTCE 2002-13), PTCE 96-23, PTCE 91-38 (as modified by PTCE 2002-13), PTCE 90-1, PTCE 84-14 (as modified by PTCE 2002-13) or some other applicable exemption.

It is the intent of the Issuer, the Depositor, the Administrator, the Master Servicer, KeyBank National Association, the Noteholders and the Note Owners that, for purposes of Federal and State income tax and any other tax measured in whole or in part by income, this Note will qualify as indebtedness of the Certificateholder.  The Noteholders and the Note Owners, by acceptance of this Note, agree to treat, and to take no action inconsistent with the treatment of, this Note for such tax purposes as indebtedness of the Certificateholder.

Each holder of the Notes or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture that such holder of the Notes or Note Owner will not at any time institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency, receivership or liquidation proceedings or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee, may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes whether or not this Note be overdue, and none of the Issuer, the Depositor, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

The term “Issuer” as used in this Note includes any successor to the Issuer under the Indenture.

The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the holders of the Notes under the Indenture.

The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency, herein prescribed.

Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of Deutsche Bank Trust Company Delaware, in its individual capacity, JPMorgan Chase Bank, National Association in its individual capacity, the Depositor, any owner of a beneficial interest in the Issuer or the Depositor, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture; it being expressly understood that said covenants, obligations and indemnifications have been made by the Eligible Lender Trustee for the sole purposes of binding the interests of the Eligible Lender Trustee in the assets of the Issuer.  The holder of the Notes by the acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the holder of any Class of the Notes shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the Indenture Trust Estate for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

ASSIGNMENTS

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells,

assigns and transfers unto _________________________________________

______________________________________________________________

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ______________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:  __________________

______________________________ */

Signature Guaranteed:

______________________________ */

_______________

*/

NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever.  Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT A-5
TO THE INDENTURE

[FORM OF CLASS II-A-2 NOTE]

SEE REVERSE FOR CERTAIN DEFINITIONS

Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Issuer (as defined below) or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH IN THE INDENTURE AND THE SALE AND SERVICING AGREEMENT.  ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.  THIS NOTE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY.

REGISTERED:  $___________ 8/

CUSIP NO. ___________

No. II-A-2-__

KEYCORP STUDENT LOAN TRUST 2005-A

FLOATING RATE CLASS II-A-2 ASSET BACKED NOTES

KeyCorp Student Loan Trust 2005-A, a trust organized and existing under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of ___________ DOLLARS no later than on the [         ] Distribution Date (the “Final Maturity Date”).

The Issuer will pay interest on this Class II-A-2 Note (this “Note”) at the rate per annum equal to the Note Interest Rate (as defined on the reverse hereof) for this Note, on each Distribution Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date), subject to certain limitations contained in Section 3.01 of the Indenture.  Interest on this Note will accrue for each Distribution Date from the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, if no interest has yet been paid, from the Closing Date).  Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.  All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

____________

Denominations of $100,000 and integral multiples of $1,000 in excess thereof.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed, manually or in facsimile, as of the date set forth below.

KEYCORP STUDENT LOAN TRUST 2005-A

By:

DEUTSCHE BANK TRUST COMPANY DELAWARE, not in its individual capacity but solely as Owner Trustee under the Trust Agreement

By:  _____________________________

Authorized Signatory

Date: _______________, 2005

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as Indenture Trustee

By:  ________________________________

Authorized Signatory

Date: _______________, 2005

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Floating Rate Class II-A-2 Asset Backed Notes (herein also called the “Class II-A-2 Notes”), all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the holders of the Notes.  The Class II-A-2 Notes are subject to all terms of the Indenture.  To the extent that any provisions of this Note contradicts or is inconsistent with the provisions of the Indenture, the provisions of the Indenture shall control and supersede such contradictory or inconsistent provision herein.  Capitalized but undefined terms shall have the meanings set forth in the Indenture dated as of November 1, 2005 among KeyCorp Student Loan Trust 2005-A, JPMorgan Chase Bank, National Association as Eligible Lender Trustee and Indenture Trustee and JPMorgan Chase Bank, National Association as Paying Agent and Note Registrar including Appendix A to the Indenture.

The Class II-A-2 Notes and the Issuer’s Floating Rate Class II-A-1 Asset Backed Notes (the “Class II-A-1 Notes”), Floating Rate Class II-A-3 Asset Backed Notes (the “Class II-A-3 Notes), Floating Rate Class II-A-4 Asset Backed Notes (the “Class II-A-4 Notes” and together with the Class II-A-2 Notes, the Class II-A-3 Notes, the “Group II Class A Notes”), Floating Rate Class II-B Asset Backed Notes (the “Class II-B Notes”), Floating Rate Class II-C Asset Backed Notes (the “Class II-C Notes” and together with the Group II Class A Notes, the Class II-B Notes and the Class II-C Notes, the “Group II Notes”) are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.  At the same time, the Issuer will also issue its Class I-A-1 Notes, Class I-A-2 Notes and Class I-B Notes (collectively, the “Group I Notes” and together with the Group II Notes, the “Notes”) that will also be secured by other items of collateral constituting the Trust Estate.

Principal of the Group II Notes will be payable on each Distribution Date to the extent funds are available therefor set forth in the Sale and Servicing Agreement and the Indenture. “Distribution Date” means the twenty-seventh day of each March, June, September and December, or, if any such date is not a Business Day, the next succeeding Business Day, commencing March 27, 2006.

As described on the face hereof, the entire unpaid principal amount of this Note shall be due and payable on its Final Maturity Date.  Notwithstanding the foregoing, the entire unpaid principal amount of the Group II Notes shall be due and payable on the date on which (i) an Event of Default with respect to the Group II Notes shall have occurred and be continuing and (ii) the Indenture Trustee at the written direction of the Group II Controlling Noteholders representing not less than a majority of the Outstanding Amount of the applicable Group II Notes shall have declared the Group II Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture.  All principal payments on the Group II Notes of the same Class shall be made pro rata to the holders of such Notes entitled thereto.

Interest on the Group II Notes will be payable on each Distribution Date on the principal amount, or principal notional amount, as applicable, outstanding of each Class of Notes until the principal amount, or principal notional amount, as applicable, thereof is paid in full, at a rate per annum equal to the Note Interest Rate for such Class of Notes.

The “Note Interest Rate” means, with respect to any Interest Period and the Class II-A-2 Notes, the interest rate per annum (computed on the basis of the actual number of days elapsed in the related Interest Period divided by 360) equal to Three-Month LIBOR plus [     ]%.

Pursuant to the Sale and Servicing Agreement, the Administrator shall determine the Three-Month LIBOR for purposes of calculating the Note Interest Rates for each given Interest Period.  “Three-Month LIBOR” means the London interbank offered rate for deposits in U.S. dollars having a maturity of three months commencing on the related LIBOR Determination Date (the “Index Maturity”) which appears on Telerate Page 3750 (or such comparable page on another comparable service), as of 11:00 a.m., London time, on such LIBOR Determination Date.  If such rate does not appear on Telerate Page 3750 (or such comparable page on another comparable service), the rate for that day will be determined on the basis of the rates at which deposits in U.S. dollars, having the Index Maturity and in a principal amount of not less than U.S. $1,000,000, are offered at approximately 11:00 a.m., London time, on such LIBOR Determination Date to prime banks in the London interbank market by the Reference Banks.  The Administrator will request the principal London office of each of such Reference Banks to provide a quotation of its rate.  If at least two such quotations are provided, the rate for that day will be the arithmetic mean of the quotations.  If fewer than two quotations are provided, the rate for that day will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Administrator, at approximately 11:00 a.m., New York City time, on such LIBOR Determination Date for loans in the U.S. dollars to leading European banks having the Index Maturity and in a principal amount equal to an amount of not less than U.S. $1,000,000; provided that if the banks selected as aforesaid are not quoting as mentioned in this sentence, Three-Month LIBOR in effect for the applicable Interest Period will be Three-Month LIBOR in effect for the previous Interest Period.  For purposes of calculating Three-Month LIBOR, a Business Day is any day on which banks in London and New York City are open for the transaction of business.  Interest due for any Interest Period will be determined based on the actual number of days in such Interest Period over a 360 day year.

“Reference Bank” means a leading bank (i) engaged in transactions in Eurodollar deposits in the international Eurocurrency market, (ii) not controlling, controlled by or under common control with the Administrator and (iii) having an established place of business in London.

“LIBOR Determination Date” means (x) with respect to each Interest Period other than the initial Interest Period, the second Business Day prior to the commencement of such Interest Period and (y) with respect to the initial Interest Period, as determined pursuant to clause (x) for the period from the Closing Date to but excluding December 27, 2005 and as determined on the second Business Day prior to December 27, 2005 for the period from December 27, 2005 to but excluding March 27, 2006.  For purposes of this definition, a “Business Day” is any day on which banks in London and New York City are open for the transaction of business.

Any Noteholders’ Interest Carryover Shortfall with respect to the Group II Class A Notes, that may exist on any Distribution Date attributable shall be payable to the holders of such Group II Class A Notes, on a pro rata basis based on the amount of Noteholders’ Interest Carryover Shortfall then owing on such Group II Class A Notes on that Distribution Date and any succeeding Distribution Dates solely out of the funds available and required to be applied thereto pursuant to the Sale and Servicing Agreement.

Payments of interest on this Note due and payable on each Distribution Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register on the Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency, unless Definitive Notes have been issued (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee.  Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment, and the mailing of such check shall constitute payment of the amount thereof regardless of whether such check is returned undelivered.  Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Distribution Date shall be binding upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon.  If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Distribution Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Noteholder hereof as of the Record Date preceding such Distribution Date by notice mailed no later than five days prior to such Distribution Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee’s Corporate Trust Office or at the office of the Indenture Trustee’s agent appointed for such purposes located in the Borough of Manhattan, The City of New York.

The Issuer shall pay interest on overdue installments of interest at the Note Interest Rate for this Note to the extent lawful.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in Securities Transfer Agent’s Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP (all in accordance with the Exchange Act), and such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees.  No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each holder of the Notes or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in the Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Depositor, the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Depositor, the Indenture Trustee or the Eligible Lender Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Depositor, the Indenture Trustee or the Eligible Lender Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Depositor, the Eligible Lender Trustee or the Indenture Trustee, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

Each transferee of a beneficial interest in the Notes will be deemed to have represented that either: (A) the transferee is not acquiring the Notes directly or indirectly for, or on behalf of, a Benefit Plan or any entity whose underlying assets are deemed to be plan assets of such Benefit Plan, or (B) the acquisition and holding of the Notes by the transferee qualifies for prohibited transaction exemptive relief under PTCE 95-60 (as modified by PTCE 2002-13), PTCE 96-23, PTCE 91-38 (as modified by PTCE 2002-13), PTCE 90-1, PTCE 84-14 (as modified by PTCE 2002-13) or some other applicable exemption.

It is the intent of the Issuer, the Depositor, the Administrator, the Master Servicer, KeyBank National Association, the Noteholders and the Note Owners that, for purposes of Federal and State income tax and any other tax measured in whole or in part by income, this Note will qualify as indebtedness of the Certificateholder.  The Noteholders and the Note Owners, by acceptance of this Note, agree to treat, and to take no action inconsistent with the treatment of, this Note for such tax purposes as indebtedness of the Certificateholder.

Each holder of the Notes or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture that such holder of the Notes or Note Owner will not at any time institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency, receivership or liquidation proceedings or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee, may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes whether or not this Note be overdue, and none of the Issuer, the Depositor, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

The term “Issuer” as used in this Note includes any successor to the Issuer under the Indenture.

The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the holders of the Notes under the Indenture.

The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency, herein prescribed.

Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of Deutsche Bank Trust Company Delaware, in its individual capacity, JPMorgan Chase Bank, National Association in its individual capacity, the Depositor, any owner of a beneficial interest in the Issuer or the Depositor, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture; it being expressly understood that said covenants, obligations and indemnifications have been made by the Eligible Lender Trustee for the sole purposes of binding the interests of the Eligible Lender Trustee in the assets of the Issuer.  The holder of the Notes by the acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the holder of any Class of the Notes shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the Indenture Trust Estate for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

 ASSIGNMENTS

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells,
assigns and transfers unto _________________________________________

______________________________________________________________

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ______________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:  __________________

______________________________ */

Signature Guaranteed:

______________________________ */

_______________

*/

NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever.  Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT A-6
TO THE INDENTURE

[FORM OF CLASS II-A-3 NOTE]

SEE REVERSE FOR CERTAIN DEFINITIONS

Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Issuer (as defined below) or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH IN THE INDENTURE AND THE SALE AND SERVICING AGREEMENT.  ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.  THIS NOTE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY.

REGISTERED:  $___________ 10/

CUSIP NO. ___________

No. II-A-2-__

KEYCORP STUDENT LOAN TRUST 2005-A

FLOATING RATE CLASS II-A-3 ASSET BACKED NOTES

KeyCorp Student Loan Trust 2005-A, a trust organized and existing under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of ___________ DOLLARS no later than on the [         ] Distribution Date (the “Final Maturity Date”).

The Issuer will pay interest on this Class II-A-3 Note (this “Note”) at the rate per annum equal to the Note Interest Rate (as defined on the reverse hereof) for this Note, on each Distribution Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date), subject to certain limitations contained in Section 3.01 of the Indenture.  Interest on this Note will accrue for each Distribution Date from the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, if no interest has yet been paid, from the Closing Date).  Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.  All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

____________

Denominations of $100,000 and integral multiples of $1,000 in excess thereof.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed, manually or in facsimile, as of the date set forth below.

KEYCORP STUDENT LOAN TRUST 2005-A

By:

DEUTSCHE BANK TRUST COMPANY DELAWARE, not in its individual capacity but solely as Owner Trustee under the Trust Agreement

By:  _____________________________

Authorized Signatory

Date: _______________, 2005

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as Indenture Trustee

By:  ________________________________

Authorized Signatory

Date: _______________, 2005

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Floating Rate Class II-A-3 Asset Backed Notes (herein also called the “Class II-A-3 Notes”), all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the holders of the Notes.  The Class II-A-3 Notes are subject to all terms of the Indenture.  To the extent that any provisions of this Note contradicts or is inconsistent with the provisions of the Indenture, the provisions of the Indenture shall control and supersede such contradictory or inconsistent provision herein.  Capitalized but undefined terms shall have the meanings set forth in the Indenture dated as of November 1, 2005 among KeyCorp Student Loan Trust 2005-A, JPMorgan Chase Bank, National Association as Eligible Lender Trustee and Indenture Trustee and JPMorgan Chase Bank, National Association as Paying Agent and Note Registrar including Appendix A to the Indenture.

The Class II-A-3 Notes and the Issuer’s Floating Rate Class II-A-1 Asset Backed Notes (the “Class II-A-1 Notes”), Floating Rate Class II-A-2 Asset Backed Notes (the “Class II-A-2 Notes Floating Rate Class II-A-4 Asset Backed Notes (the “Class II-A-4 Notes” and together with the Class II-A-1 Notes and the Class II-A-2 Notes, the “Group II Class A Notes”), Floating Rate Class II-B Asset Backed Notes (the “Class II-B Notes”), Floating Rate Class II-C Asset Backed Notes (the “Class II-C Notes” and together with the Group II Class A Notes, the Class II-B Notes and the Class II-C Notes, the “Group II Notes”) are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.  At the same time, the Issuer will also issue its Class I-A-1 Notes, Class I-A-2 Notes and Class I-B Notes (collectively, the “Group I Notes” and together with the Group II Notes, the “Notes”) that will also be secured by other items of collateral constituting the Trust Estate.

Principal of the Group II Notes will be payable on each Distribution Date to the extent funds are available therefor set forth in the Sale and Servicing Agreement and the Indenture. “Distribution Date” means the twenty-seventh day of each March, June, September and December, or, if any such date is not a Business Day, the next succeeding Business Day, commencing March 27, 2006.

As described on the face hereof, the entire unpaid principal amount of this Note shall be due and payable on its Final Maturity Date.  Notwithstanding the foregoing, the entire unpaid principal amount of the Group II Notes shall be due and payable on the date on which (i) an Event of Default with respect to the Group II Notes shall have occurred and be continuing and (ii) the Indenture Trustee at the written direction of the Group II Controlling Noteholders representing not less than a majority of the Outstanding Amount of the applicable Group II Notes shall have declared the Group II Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture.  All principal payments on the Group II Notes of the same Class shall be made pro rata to the holders of such Notes entitled thereto.

Interest on the Group II Notes will be payable on each Distribution Date on the principal amount, or principal notional amount, as applicable, outstanding of each Class of Notes until the principal amount, or principal notional amount, as applicable, thereof is paid in full, at a rate per annum equal to the Note Interest Rate for such Class of Notes.

The “Note Interest Rate” means, with respect to any Interest Period and the Class II-A-3 Notes, the interest rate per annum (computed on the basis of the actual number of days elapsed in the related Interest Period divided by 360) equal to Three-Month LIBOR plus [     ]%.

Pursuant to the Sale and Servicing Agreement, the Administrator shall determine the Three-Month LIBOR for purposes of calculating the Note Interest Rates for each given Interest Period.  “Three-Month LIBOR” means the London interbank offered rate for deposits in U.S. dollars having a maturity of three months commencing on the related LIBOR Determination Date (the “Index Maturity”) which appears on Telerate Page 3750 (or such comparable page on another comparable service), as of 11:00 a.m., London time, on such LIBOR Determination Date.  If such rate does not appear on Telerate Page 3750 (or such comparable page on another comparable service), the rate for that day will be determined on the basis of the rates at which deposits in U.S. dollars, having the Index Maturity and in a principal amount of not less than U.S. $1,000,000, are offered at approximately 11:00 a.m., London time, on such LIBOR Determination Date to prime banks in the London interbank market by the Reference Banks.  The Administrator will request the principal London office of each of such Reference Banks to provide a quotation of its rate.  If at least two such quotations are provided, the rate for that day will be the arithmetic mean of the quotations.  If fewer than two quotations are provided, the rate for that day will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Administrator, at approximately 11:00 a.m., New York City time, on such LIBOR Determination Date for loans in the U.S. dollars to leading European banks having the Index Maturity and in a principal amount equal to an amount of not less than U.S. $1,000,000; provided that if the banks selected as aforesaid are not quoting as mentioned in this sentence, Three-Month LIBOR in effect for the applicable Interest Period will be Three-Month LIBOR in effect for the previous Interest Period.  For purposes of calculating Three-Month LIBOR, a Business Day is any day on which banks in London and New York City are open for the transaction of business.  Interest due for any Interest Period will be determined based on the actual number of days in such Interest Period over a 360 day year.

“Reference Bank” means a leading bank (i) engaged in transactions in Eurodollar deposits in the international Eurocurrency market, (ii) not controlling, controlled by or under common control with the Administrator and (iii) having an established place of business in London.

“LIBOR Determination Date” means (x) with respect to each Interest Period other than the initial Interest Period, the second Business Day prior to the commencement of such Interest Period and (y) with respect to the initial Interest Period, as determined pursuant to clause (x) for the period from the Closing Date to but excluding December 27, 2005 and as determined on the second Business Day prior to December 27, 2005 for the period from December 27, 2005 to but excluding March 27, 2006.  For purposes of this definition, a “Business Day” is any day on which banks in London and New York City are open for the transaction of business.

Any Noteholders’ Interest Carryover Shortfall with respect to the Group II Class A Notes, that may exist on any Distribution Date attributable shall be payable to the holders of such Group II Class A Notes, on a pro rata basis based on the amount of Noteholders’ Interest Carryover Shortfall then owing on such Group II Class A Notes on that Distribution Date and any succeeding Distribution Dates solely out of the funds available and required to be applied thereto pursuant to the Sale and Servicing Agreement.

Payments of interest on this Note due and payable on each Distribution Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register on the Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency, unless Definitive Notes have been issued (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee.  Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment, and the mailing of such check shall constitute payment of the amount thereof regardless of whether such check is returned undelivered.  Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Distribution Date shall be binding upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon.  If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Distribution Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Noteholder hereof as of the Record Date preceding such Distribution Date by notice mailed no later than five days prior to such Distribution Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee’s Corporate Trust Office or at the office of the Indenture Trustee’s agent appointed for such purposes located in the Borough of Manhattan, The City of New York.

The Issuer shall pay interest on overdue installments of interest at the Note Interest Rate for this Note to the extent lawful.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in Securities Transfer Agent’s Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP (all in accordance with the Exchange Act), and such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees.  No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each holder of the Notes or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in the Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Depositor, the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Depositor, the Indenture Trustee or the Eligible Lender Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Depositor, the Indenture Trustee or the Eligible Lender Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Depositor, the Eligible Lender Trustee or the Indenture Trustee, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

Each transferee of a beneficial interest in the Notes will be deemed to have represented that either: (A) the transferee is not acquiring the Notes directly or indirectly for, or on behalf of, a Benefit Plan or any entity whose underlying assets are deemed to be plan assets of such Benefit Plan, or (B) the acquisition and holding of the Notes by the transferee qualifies for prohibited transaction exemptive relief under PTCE 95-60 (as modified by PTCE 2002-13), PTCE 96-23, PTCE 91-38 (as modified by PTCE 2002-13), PTCE 90-1, PTCE 84-14 (as modified by PTCE 2002-13) or some other applicable exemption.

It is the intent of the Issuer, the Depositor, the Administrator, the Master Servicer, KeyBank National Association, the Noteholders and the Note Owners that, for purposes of Federal and State income tax and any other tax measured in whole or in part by income, this Note will qualify as indebtedness of the Certificateholder.  The Noteholders and the Note Owners, by acceptance of this Note, agree to treat, and to take no action inconsistent with the treatment of, this Note for such tax purposes as indebtedness of the Certificateholder.

Each holder of the Notes or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture that such holder of the Notes or Note Owner will not at any time institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency, receivership or liquidation proceedings or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee, may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes whether or not this Note be overdue, and none of the Issuer, the Depositor, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

The term “Issuer” as used in this Note includes any successor to the Issuer under the Indenture.

The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the holders of the Notes under the Indenture.

The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency, herein prescribed.

Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of Deutsche Bank Trust Company Delaware, in its individual capacity, JPMorgan Chase Bank, National Association in its individual capacity, the Depositor, any owner of a beneficial interest in the Issuer or the Depositor, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture; it being expressly understood that said covenants, obligations and indemnifications have been made by the Eligible Lender Trustee for the sole purposes of binding the interests of the Eligible Lender Trustee in the assets of the Issuer.  The holder of the Notes by the acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the holder of any Class of the Notes shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the Indenture Trust Estate for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

ASSIGNMENTS

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells,
assigns and transfers unto _________________________________________

______________________________________________________________

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ______________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:  __________________

______________________________ */

Signature Guaranteed:

______________________________ */

_______________

*/

NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever.  Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT A-7
TO THE INDENTURE

[FORM OF CLASS II-A-4 NOTE]

SEE REVERSE FOR CERTAIN DEFINITIONS

Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Issuer (as defined below) or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH IN THE INDENTURE AND THE SALE AND SERVICING AGREEMENT.  ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.  THIS NOTE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY.

REGISTERED:  $___________ 12/

CUSIP NO. ___________

No. II-A-4-__

KEYCORP STUDENT LOAN TRUST 2005-A

FLOATING RATE CLASS II-A-4 ASSET BACKED NOTES

KeyCorp Student Loan Trust 2005-A, a trust organized and existing under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of ___________ DOLLARS no later than on the [         ] Distribution Date (the “Final Maturity Date”).

The Issuer will pay interest on this Class II-A-4 Note (this “Note”) at the rate per annum equal to the Note Interest Rate (as defined on the reverse hereof) for this Note, on each Distribution Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date), subject to certain limitations contained in Section 3.01 of the Indenture.  Interest on this Note will accrue for each Distribution Date from the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, if no interest has yet been paid, from the Closing Date).  Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.  All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

______________

Denominations of $100,000 and integral multiples of $1,000 in excess thereof.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed, manually or in facsimile, as of the date set forth below.

KEYCORP STUDENT LOAN TRUST 2005-A

By:

DEUTSCHE BANK TRUST COMPANY DELAWARE, not in its individual capacity but solely as Owner Trustee under the Trust Agreement

By:  _____________________________

Authorized Signatory

Date: _______________, 2005

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as Indenture Trustee

By:  ________________________________

Authorized Signatory

Date: _______________, 2005

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Floating Rate Class II-A-4 Asset Backed Notes (herein also called the “Class II-A-4 Notes”), all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the holders of the Notes.  The Class II-A-4 Notes are subject to all terms of the Indenture.  To the extent that any provisions of this Note contradicts or is inconsistent with the provisions of the Indenture, the provisions of the Indenture shall control and supersede such contradictory or inconsistent provision herein.  Capitalized but undefined terms shall have the meanings set forth in the Indenture dated as of November 1, 2005 among KeyCorp Student Loan Trust 2005-A, JPMorgan Chase Bank, National Association as Eligible Lender Trustee and Indenture Trustee and JPMorgan Chase Bank, National Association as Paying Agent and Note Registrar including Appendix A to the Indenture.

The Class II-A-4 Notes and the Issuer’s Floating Rate Class II-A-1 Asset Backed Notes (the “Class II-A-1 Notes”), Floating Rate Class II-A-2 Asset Backed Notes (the “Class II-A-2 Notes), Floating Rate Class II-A-3 Asset Backed Notes (the “Class II-A-3 Notes” and together with the Class II-A-1 Notes and the Class II-A-2 Notes, the “Group II Class A Notes”), Floating Rate Class II-B Asset Backed Notes (the “Class II-B Notes”), Floating Rate Class II-C Asset Backed Notes (the “Class II-C Notes” and together with the Group II Class A Notes, the Class II-B Notes and the Class II-C Notes, the “Group II Notes”) are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.  At the same time, the Issuer will also issue its Class I-A-1 Notes, Class I-A-2 Notes and Class I-B Notes (collectively, the “Group I Notes” and together with the Group II Notes, the “Notes”) that will also be secured by other items of collateral constituting the Trust Estate.

Principal of the Group II Notes will be payable on each Distribution Date to the extent funds are available therefor set forth in the Sale and Servicing Agreement and the Indenture. “Distribution Date” means the twenty-seventh day of each March, June, September and December, or, if any such date is not a Business Day, the next succeeding Business Day, commencing March 27, 2006.

As described on the face hereof, the entire unpaid principal amount of this Note shall be due and payable on its Final Maturity Date.  Notwithstanding the foregoing, the entire unpaid principal amount of the Group II Notes shall be due and payable on the date on which (i) an Event of Default with respect to the Group II Notes shall have occurred and be continuing and (ii) the Indenture Trustee at the written direction of the Group II Controlling Noteholders representing not less than a majority of the Outstanding Amount of the applicable Group II Notes shall have declared the Group II Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture.  All principal payments on the Group II Notes of the same Class shall be made pro rata to the holders of such Notes entitled thereto.

Interest on the Group II Notes will be payable on each Distribution Date on the principal amount, or principal notional amount, as applicable, outstanding of each Class of Notes until the principal amount, or principal notional amount, as applicable, thereof is paid in full, at a rate per annum equal to the Note Interest Rate for such Class of Notes.

The “Note Interest Rate” means, with respect to any Interest Period and the Class II-A-4 Notes, the interest rate per annum (computed on the basis of the actual number of days elapsed in the related Interest Period divided by 360) equal to Three-Month LIBOR plus [     ]%.

Pursuant to the Sale and Servicing Agreement, the Administrator shall determine the Three-Month LIBOR for purposes of calculating the Note Interest Rates for each given Interest Period.  “Three-Month LIBOR” means the London interbank offered rate for deposits in U.S. dollars having a maturity of three months commencing on the related LIBOR Determination Date (the “Index Maturity”) which appears on Telerate Page 3750 (or such comparable page on another comparable service), as of 11:00 a.m., London time, on such LIBOR Determination Date.  If such rate does not appear on Telerate Page 3750 (or such comparable page on another comparable service), the rate for that day will be determined on the basis of the rates at which deposits in U.S. dollars, having the Index Maturity and in a principal amount of not less than U.S. $1,000,000, are offered at approximately 11:00 a.m., London time, on such LIBOR Determination Date to prime banks in the London interbank market by the Reference Banks.  The Administrator will request the principal London office of each of such Reference Banks to provide a quotation of its rate.  If at least two such quotations are provided, the rate for that day will be the arithmetic mean of the quotations.  If fewer than two quotations are provided, the rate for that day will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Administrator, at approximately 11:00 a.m., New York City time, on such LIBOR Determination Date for loans in the U.S. dollars to leading European banks having the Index Maturity and in a principal amount equal to an amount of not less than U.S. $1,000,000; provided that if the banks selected as aforesaid are not quoting as mentioned in this sentence, Three-Month LIBOR in effect for the applicable Interest Period will be Three-Month LIBOR in effect for the previous Interest Period.  For purposes of calculating Three-Month LIBOR, a Business Day is any day on which banks in London and New York City are open for the transaction of business.  Interest due for any Interest Period will be determined based on the actual number of days in such Interest Period over a 360 day year.

“Reference Bank” means a leading bank (i) engaged in transactions in Eurodollar deposits in the international Eurocurrency market, (ii) not controlling, controlled by or under common control with the Administrator and (iii) having an established place of business in London.

“LIBOR Determination Date” means (x) with respect to each Interest Period other than the initial Interest Period, the second Business Day prior to the commencement of such Interest Period and (y) with respect to the initial Interest Period, as determined pursuant to clause (x) for the period from the Closing Date to but excluding December 27, 2005 and as determined on the second Business Day prior to December 27, 2005 for the period from December 27, 2005 to but excluding March 27, 2006.  For purposes of this definition, a “Business Day” is any day on which banks in London and New York City are open for the transaction of business.

Any Noteholders’ Interest Carryover Shortfall with respect to the Group II Class A Notes, that may exist on any Distribution Date attributable shall be payable to the holders of such Group II Class A Notes, on a pro rata basis based on the amount of Noteholders’ Interest Carryover Shortfall then owing on such Group II Class A Notes on that Distribution Date and any succeeding Distribution Dates solely out of the funds available and required to be applied thereto pursuant to the Sale and Servicing Agreement.

Payments of interest on this Note due and payable on each Distribution Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register on the Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency, unless Definitive Notes have been issued (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee.  Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment, and the mailing of such check shall constitute payment of the amount thereof regardless of whether such check is returned undelivered.  Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Distribution Date shall be binding upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon.  If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Distribution Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Noteholder hereof as of the Record Date preceding such Distribution Date by notice mailed no later than five days prior to such Distribution Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee’s Corporate Trust Office or at the office of the Indenture Trustee’s agent appointed for such purposes located in the Borough of Manhattan, The City of New York.

The Issuer shall pay interest on overdue installments of interest at the Note Interest Rate for this Note to the extent lawful.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in Securities Transfer Agent’s Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP (all in accordance with the Exchange Act), and such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees.  No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each holder of the Notes or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in the Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Depositor, the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Depositor, the Indenture Trustee or the Eligible Lender Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Depositor, the Indenture Trustee or the Eligible Lender Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Depositor, the Eligible Lender Trustee or the Indenture Trustee, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

Each transferee of a beneficial interest in the Notes will be deemed to have represented that either: (A) the transferee is not acquiring the Notes directly or indirectly for, or on behalf of, a Benefit Plan or any entity whose underlying assets are deemed to be plan assets of such Benefit Plan, or (B) the acquisition and holding of the Notes by the transferee qualifies for prohibited transaction exemptive relief under PTCE 95-60 (as modified by PTCE 2002-13), PTCE 96-23, PTCE 91-38 (as modified by PTCE 2002-13), PTCE 90-1, PTCE 84-14 (as modified by PTCE 2002-13) or some other applicable exemption.

It is the intent of the Issuer, the Depositor, the Administrator, the Master Servicer, KeyBank National Association, the Noteholders and the Note Owners that, for purposes of Federal and State income tax and any other tax measured in whole or in part by income, this Note will qualify as indebtedness of the Certificateholder.  The Noteholders and the Note Owners, by acceptance of this Note, agree to treat, and to take no action inconsistent with the treatment of, this Note for such tax purposes as indebtedness of the Certificateholder.

Each holder of the Notes or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture that such holder of the Notes or Note Owner will not at any time institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency, receivership or liquidation proceedings or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee, may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes whether or not this Note be overdue, and none of the Issuer, the Depositor, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

The term “Issuer” as used in this Note includes any successor to the Issuer under the Indenture.

The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the holders of the Notes under the Indenture.

The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency, herein prescribed.

Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of Deutsche Bank Trust Company Delaware, in its individual capacity, JPMorgan Chase Bank, National Association in its individual capacity, the Depositor, any owner of a beneficial interest in the Issuer or the Depositor, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture; it being expressly understood that said covenants, obligations and indemnifications have been made by the Eligible Lender Trustee for the sole purposes of binding the interests of the Eligible Lender Trustee in the assets of the Issuer.  The holder of the Notes by the acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the holder of any Class of the Notes shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the Indenture Trust Estate for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

 ASSIGNMENTS

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells,
assigns and transfers unto _________________________________________

______________________________________________________________

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ______________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:  __________________

______________________________ */

Signature Guaranteed:

______________________________ */

_______________

*/

NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever.  Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT A-8
TO THE INDENTURE

[FORM OF CLASS II-B NOTE]

SEE REVERSE FOR CERTAIN DEFINITIONS

Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Issuer (as defined below) or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH IN THE INDENTURE AND THE SALE AND SERVICING AGREEMENT.  ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.  THIS NOTE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY.

REGISTERED:  $___________ 14/

CUSIP NO. ___________

No. II-B-__

KEYCORP STUDENT LOAN TRUST 2005-A

FLOATING RATE CLASS II-B ASSET BACKED NOTES

KeyCorp Student Loan Trust 2005-A, a trust organized and existing under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of ___________ DOLLARS no later than on the [          ] Distribution Date (the “Final Maturity Date”).

The Issuer will pay interest on this Class II-B Note (this “Note”) at the rate per annum equal to the Note Interest Rate (as defined on the reverse hereof) for this Note, on each Distribution Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date), subject to certain limitations contained in Section 3.01 of the Indenture.  Interest on this Note will accrue for each Distribution Date from the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, if no interest has yet been paid, from the Closing Date).  Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.  All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

____________

Denominations of $100,000 and integral multiples of $1,000 in excess thereof.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed, manually or in facsimile, as of the date set forth below.

KEYCORP STUDENT LOAN TRUST 2005-A

By:

DEUTSCHE BANK TRUST COMPANY DELAWARE, not in its individual capacity but solely as Owner Trustee under the Trust Agreement

By:  _____________________________

Authorized Signatory

Date: __________, 2005

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as Indenture Trustee

By:  ________________________________

Authorized Signatory

Date: __________, 2005

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Floating Rate Class II-B Asset Backed Notes (herein also called the “Class II-B Notes”), all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the holders of the Notes.  The Class II-B Notes are subject to all terms of the Indenture.  To the extent that any provisions of this Note contradicts or is inconsistent with the provisions of the Indenture, the provisions of the Indenture shall control and supersede such contradictory or inconsistent provision herein.  Capitalized but undefined terms shall have the meanings set forth in the Indenture dated as of November 1, 2005 among KeyCorp Student Loan Trust 2005-A, JPMorgan Chase Bank, as Eligible Lender Trustee and Indenture Trustee and JPMorgan Chase Bank, National Association as Paying Agent and Note Registrar including Appendix A to the Indenture.

The Floating Rate Class II-A-1 Asset Backed Notes (the “Class II-A-1 Notes”), Floating Rate Class II-A-2 Asset Backed Notes (the “Class II-A-2 Notes”), Floating Rate Class II-A-3 Asset Backed Notes (the “Class II-A-3 Notes”), Floating Rate Class II-A-4 Asset Backed Notes (the “Class II-A-4 Notes” and together with the Class II-A-1 Notes, the Class II-A-2 Notes and Class II-A-3 Notes, “Group II Class A Notes”) are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.  The rights of the Issuer’s Floating Rate Class II-B Asset Backed Notes (the “Class II-B Notes”),  Floating Rate Class II-C Asset Backed Notes (the “Class II-C Notes” and together with the Group II Class A Notes, the Class II-B Notes and the Class II-C Notes, the “Group II Notes”) are and will be subordinated to the rights of the Group II Class A Notes as provided in the Indenture.  At the same time, the Issuer will also issue its Class I-A-1 Notes, Class I-A-2 Notes and Class I-B Notes (the “Group I Notes” and together with the Group II Notes, the “Notes”) that will also be secured by other items of collateral constituting the Trust Estate.

Principal of the Group II Notes will be payable on each Distribution Date to the extent funds are available therefor set forth in the Sale and Servicing Agreement and the Indenture. “Distribution Date” means the twenty-seventh day of each March, June, September and December, or, if any such date is not a Business Day, the next succeeding Business Day, commencing March 27, 2006.

As described on the face hereof, the entire unpaid principal amount of this Note shall be due and payable on its Final Maturity Date.  Notwithstanding the foregoing, the entire unpaid principal amount of the Group II Notes shall be due and payable on the date on which (i) an Event of Default with respect to the Group II Notes shall have occurred and be continuing and (ii) the Indenture Trustee at the written direction of the Group II Controlling Parties holding a majority of the Outstanding Amount of the related Classes of Group II Notes (which, until all of the Group II Class A Notes have been paid in full, shall exclude the Class II-B Notes) shall have declared the Group I Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture.  All principal payments on the Group II Notes of the same Class shall be made pro rata to the holders of such Group II Notes entitled thereto.

Interest on the Group II Notes will be payable on each Distribution Date on the principal amount outstanding of each Class of Group II Notes, until the principal amount or notional principal amount, as applicable, thereof is paid in full, at a rate per annum equal to the Note Interest Rate for such Class of Group II Notes.

The “Note Interest Rate” means, with respect to any Interest Period and the Class II-B Notes, the interest rate per annum (computed on the basis of the actual number of days elapsed in the related Interest Period divided by 360) equal to Three-Month LIBOR plus [     ]%.

Pursuant to the Sale and Servicing Agreement, the Administrator shall determine the Three-Month LIBOR for purposes of calculating the Note Interest Rates for each given Interest Period.  “Three-Month LIBOR” means the London interbank offered rate for deposits in U.S. dollars having a maturity of three months commencing on the related LIBOR Determination Date (the “Index Maturity”) which appears on Telerate Page 3750 (or such comparable page on another comparable service), as of 11:00 a.m., London time, on such LIBOR Determination Date.  If such rate does not appear on Telerate Page 3750 (or such comparable page on another comparable service), the rate for that day will be determined on the basis of the rates at which deposits in U.S. dollars, having the Index Maturity and in a principal amount of not less than U.S. $1,000,000, are offered at approximately 11:00 a.m., London time, on such LIBOR Determination Date to prime banks in the London interbank market by the Reference Banks.  The Administrator will request the principal London office of each of such Reference Banks to provide a quotation of its rate.  If at least two such quotations are provided, the rate for that day will be the arithmetic mean of the quotations.  If fewer than two quotations are provided, the rate for that day will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Administrator, at approximately 11:00 a.m., New York City time, on such LIBOR Determination Date for loans in the U.S. dollars to leading European banks having the Index Maturity and in a principal amount equal to an amount of not less than U.S. $1,000,000; provided that if the banks selected as aforesaid are not quoting as mentioned in this sentence, Three-Month LIBOR in effect for the applicable Interest Period will be Three-Month LIBOR in effect for the previous Interest Period.  For purposes of calculating Three-Month LIBOR, a Business Day is any day on which banks in London and New York City are open for the transaction of business.  Interest due for any Interest Period will be determined based on the actual number of days in such Interest Period over a 360 day year.

“Reference Bank” means a leading bank (i) engaged in transactions in Eurodollar deposits in the international Eurocurrency market, (ii) not controlling, controlled by or under common control with the Administrator and (iii) having an established place of business in London.

“LIBOR Determination Date” means (x) with respect to each Interest Period other than the initial Interest Period, the second Business Day prior to the commencement of such Interest Period and (y) with respect to the initial Interest Period, as determined pursuant to clause (x) for the period from the Closing Date to but excluding December 27, 2005 and as determined on the second Business Day prior to December 27, 2005 for the period from December 27, 2005 to but excluding March 27, 2006.  For purposes of this definition, a “Business Day” is any day on which banks in London and New York City are open for the transaction of business.

Any Noteholders’ Interest Carryover Shortfall that may exist on any Distribution Date attributable to the Class II-B Notes shall be payable to the holders of the Class II-B Notes on that Distribution Date and any succeeding Distribution Date solely out of the funds available and required to be applied thereto pursuant to the Sale and Servicing Agreement.

Payments of interest on this Note due and payable on each Distribution Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register on the Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency, unless Definitive Notes have been issued (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee.  Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment, and the mailing of such check shall constitute payment of the amount thereof regardless of whether such check is returned undelivered.  Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Distribution Date shall be binding upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon.  If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Distribution Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Noteholder hereof as of the Record Date preceding such Distribution Date by notice mailed no later than five days prior to such Distribution Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee’s Corporate Trust Office or at the office of the Indenture Trustee’s agent appointed for such purposes located in the Borough of Manhattan, The City of New York.

The Issuer shall pay interest on overdue installments of interest at the Note Interest Rate for this Note to the extent lawful.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in Securities Transfer Agent’s Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP (all in accordance with the Exchange Act), and such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees.  No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each holder of the Notes or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in the Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Depositor, the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Depositor, the Indenture Trustee or the Eligible Lender Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Depositor, the Indenture Trustee or the Eligible Lender Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Depositor, the Eligible Lender Trustee or the Indenture Trustee, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

Each transferee of a beneficial interest in the Notes will be deemed to have represented that either: (A) the transferee is not acquiring the Notes directly or indirectly for, or on behalf of, a Benefit Plan or any entity whose underlying assets are deemed to be plan assets of such Benefit Plan, or (B) the acquisition and holding of the Notes by the transferee qualifies for prohibited transaction exemptive relief under PTCE 95-60 (as modified by PTCE 2002-13), PTCE 96-23, PTCE 91-38 (as modified by PTCE 2002-13), PTCE 90-1, PTCE 84-14 (as modified by PTCE 2002-13) or some other applicable exemption.

It is the intent of the Issuer, the Depositor, the Administrator, the Master Servicer, the Certificateholder, the Noteholders and the Note Owners that, for purposes of Federal and State income tax and any other tax measured in whole or in part by income, this Note will qualify as indebtedness of the Certificateholder.  The Noteholders and the Note Owners, by acceptance of this Note, agree to treat, and to take no action inconsistent with the treatment of, this Note for such tax purposes as indebtedness of the Certificateholder.

Each holder of the Notes or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture that such holder of the Notes or Note Owner will not at any time institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency, receivership or liquidation proceedings or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

Prior to the due presentment for registration of transfer of this Note, the Issuer, the Depositor, the Indenture Trustee, and any agent of the Issuer, the Depositor or the Indenture Trustee, may treat the Person in whose name this Group II Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes whether or not this Group II Note be overdue, and none of the Issuer, the Depositor, the Indenture Trustee, nor any such agent shall be affected by notice to the contrary.

The term “Issuer” as used in this Note includes any successor to the Issuer under the Indenture.

The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the holders of the Notes under the Indenture.

The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency, herein prescribed.

Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of Deutsche Bank Trust Company Delaware, in its individual capacity, JPMorgan Chase Bank, National Association, in its individual capacity, the Depositor, any owner of a beneficial interest in the Issuer or the Depositor, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture; it being expressly understood that said covenants, obligations and indemnifications have been made by the Eligible Lender Trustee for the sole purposes of binding the interests of the Eligible Lender Trustee in the assets of the Issuer.  The holder of the Notes by the acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the holder of any Class of the Notes shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the Indenture Trust Estate for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

Default in the payment of interest on a Class II-B Note is not an Event of Default under the Indenture so long as any Group II Class A Notes are outstanding.  By acceptance of this Class II-B Note or any beneficial interest herein, you are deemed to have consented to the delay in payment of interest on such Class II-B Note and waived your rights to institute suit for enforcement of any such payment to the extent described in the Indenture.

By acceptance of this Class II-B Note you are hereby deemed to have agreed, that until the Class II-A-1, Class II-A-2 Notes, Class II-A- 3 Notes and Class II-A-4 Notes  have been paid in full, such Classes will possess the rights of the Group II Controlling Noteholders.

ASSIGNMENTS

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells,
assigns and transfers unto _________________________________________

______________________________________________________________

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ______________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:  __________________

______________________________ */

Signature Guaranteed:

______________________________ */

_______________

*/

NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever.  Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT A-9
TO THE INDENTURE

[FORM OF CLASS II-C NOTE]

SEE REVERSE FOR CERTAIN DEFINITIONS

Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Issuer (as defined below) or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH IN THE INDENTURE AND THE SALE AND SERVICING AGREEMENT.  ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.  THIS NOTE IS NOT GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY.

REGISTERED:  $___________ 16/

CUSIP NO. ___________

No. II-C

KEYCORP STUDENT LOAN TRUST 2005-A

FLOATING RATE CLASS II-C ASSET BACKED NOTES

KeyCorp Student Loan Trust 2005-A, a trust organized and existing under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of ___________ DOLLARS no later than on the [          ] Distribution Date (the “Final Maturity Date”).

The Issuer will pay interest on this Class II-C Note (this “Note”) at the rate per annum equal to the Note Interest Rate (as defined on the reverse hereof) for this Note, on each Distribution Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Distribution Date (after giving effect to all payments of principal made on the preceding Distribution Date), subject to certain limitations contained in Section 3.01 of the Indenture.  Interest on this Note will accrue for each Distribution Date from the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, if no interest has yet been paid, from the Closing Date).  Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.  All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

_____________

Denominations of $100,000 and integral multiples of $1,000 in excess thereof.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed, manually or in facsimile, as of the date set forth below.

KEYCORP STUDENT LOAN TRUST 2005-A

By:

DEUTSCHE BANK TRUST COMPANY DELAWARE, not in its individual capacity but solely as Owner Trustee under the Trust Agreement

By:  _____________________________

Authorized Signatory

Date: ____________, 2005

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as Indenture Trustee

By:  ________________________________

Authorized Signatory

Date: ____________, 2005

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Floating Rate Class II-C Asset Backed Notes (herein also called the “Class II-C Notes”), all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the holders of the Notes.  The Class II-C Notes are subject to all terms of the Indenture.  To the extent that any provisions of this Note contradicts or is inconsistent with the provisions of the Indenture, the provisions of the Indenture shall control and supersede such contradictory or inconsistent provision herein.  Capitalized but undefined terms shall have the meanings set forth in the Indenture dated as of November 1, 2005 among KeyCorp Student Loan Trust 2005-A, JPMorgan Chase Bank, National Association, as Eligible Lender Trustee and Indenture Trustee and JPMorgan Chase Bank, National Association as Paying Agent and Note Registrar including Appendix A to the Indenture.

The Floating Rate Class II-A-1 Asset Backed Notes (the “Class II-A-1 Notes”), Floating Rate Class II-A-2 Asset Backed Notes (the “Class II-A-2 Notes”), Floating Rate Class II-A-3 Asset Backed Notes (the “Class II-A-3 Notes”), Floating Rate Class II-A-4 Asset Backed Notes (the “Class II-A-4 Notes” and together with the Class II-A-1 Notes, Class II-A-2 Notes, Class II-A-3 Notes and Class II-A-4 Notes, the “Group II Class A Notes”) are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.  The rights of the Issuer’s Floating Rate Class II-C Asset Backed Notes (the “Class II-C Notes”), Floating Rate Class II-B Asset Backed Notes (the “Class II-B Notes” and together with the Group II Class A Notes, the Class II-B Notes and the Class II-C Notes, the “Group II Notes”) are and will be subordinated to the rights of the Group II Class A Notes as provided in the Indenture.  At the same time, the Issuer will also issue its Class I-A-1 Notes, Class I-A-2 Notes and Class I-B Notes (the “Group I Notes” and together with the Group II Notes, the “Notes”) that will also be secured by other items of collateral constituting the Trust Estate.

Principal of the Group II Notes will be payable on each Distribution Date to the extent funds are available therefor set forth in the Sale and Servicing Agreement and the Indenture. “Distribution Date” means the twenty-seventh day of each March, June, September and December, or, if any such date is not a Business Day, the next succeeding Business Day, commencing March 27, 2006.

As described on the face hereof, the entire unpaid principal amount of this Note shall be due and payable on its Final Maturity Date.  Notwithstanding the foregoing, the entire unpaid principal amount of the Group II Notes shall be due and payable on the date on which (i) an Event of Default with respect to the Group II Notes shall have occurred and be continuing and (ii) the Indenture Trustee at the written direction of the Group II Controlling Noteholders representing not less than a majority of the Outstanding Amount of the applicable Group II Notes shall have declared the Group II Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture.  All principal payments on the Group II Notes of the same Class shall be made pro rata to the holders of such Notes entitled thereto.

Interest on the Group II Notes will be payable on each Distribution Date on the principal amount, or principal notional amount, as applicable, outstanding of each Class of Notes until the principal amount, or principal notional amount, as applicable, thereof is paid in full, at a rate per annum equal to the Note Interest Rate for such Class of Notes.

The “Note Interest Rate” means, with respect to any Interest Period and the Class II-C Notes, the interest rate per annum (computed on the basis of the actual number of days elapsed in the related Interest Period divided by 360) equal to Three-Month LIBOR plus [     ]%.

Pursuant to the Sale and Servicing Agreement, the Administrator shall determine the Three-Month LIBOR for purposes of calculating the Note Interest Rates for each given Interest Period.  “Three-Month LIBOR” means the London interbank offered rate for deposits in U.S. dollars having a maturity of three months commencing on the related LIBOR Determination Date (the “Index Maturity”) which appears on Telerate Page 3750 (or such comparable page on another comparable service), as of 11:00 a.m., London time, on such LIBOR Determination Date.  If such rate does not appear on Telerate Page 3750 (or such comparable page on another comparable service), the rate for that day will be determined on the basis of the rates at which deposits in U.S. dollars, having the Index Maturity and in a principal amount of not less than U.S. $1,000,000, are offered at approximately 11:00 a.m., London time, on such LIBOR Determination Date to prime banks in the London interbank market by the Reference Banks.  The Administrator will request the principal London office of each of such Reference Banks to provide a quotation of its rate.  If at least two such quotations are provided, the rate for that day will be the arithmetic mean of the quotations.  If fewer than two quotations are provided, the rate for that day will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Administrator, at approximately 11:00 a.m., New York City time, on such LIBOR Determination Date for loans in the U.S. dollars to leading European banks having the Index Maturity and in a principal amount equal to an amount of not less than U.S. $1,000,000; provided that if the banks selected as aforesaid are not quoting as mentioned in this sentence, Three-Month LIBOR in effect for the applicable Interest Period will be Three-Month LIBOR in effect for the previous Interest Period.  For purposes of calculating Three-Month LIBOR, a Business Day is any day on which banks in London and New York City are open for the transaction of business.  Interest due for any Interest Period will be determined based on the actual number of days in such Interest Period over a 360 day year.

“Reference Bank” means a leading bank (i) engaged in transactions in Eurodollar deposits in the international Eurocurrency market, (ii) not controlling, controlled by or under common control with the Administrator and (iii) having an established place of business in London.

“LIBOR Determination Date” means (x) with respect to each Interest Period other than the initial Interest Period, the second Business Day prior to the commencement of such Interest Period and (y) with respect to the initial Interest Period, as determined pursuant to clause (x) for the period from the Closing Date to but excluding December 27, 2005 and as determined on the second Business Day prior to December 27, 2005 for the period from December 27, 2005 to but excluding March 27, 2006.  For purposes of this definition, a “Business Day” is any day on which banks in London and New York City are open for the transaction of business.

Any Noteholders’ Interest Carryover Shortfall with respect to the Group II Class A Notes, that may exist on any Distribution Date attributable shall be payable to the holders of such Group II Class A Notes, on a pro rata basis based on the amount of Noteholders’ Interest Carryover Shortfall then owing on such Group II Class A Notes on that Distribution Date and any succeeding Distribution Dates solely out of the funds available and required to be applied thereto pursuant to the Sale and Servicing Agreement.

Payments of interest on this Note due and payable on each Distribution Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register on the Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency, unless Definitive Notes have been issued (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee.  Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment, and the mailing of such check shall constitute payment of the amount thereof regardless of whether such check is returned undelivered.  Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Distribution Date shall be binding upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon.  If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Distribution Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Noteholder hereof as of the Record Date preceding such Distribution Date by notice mailed no later than five days prior to such Distribution Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee’s Corporate Trust Office or at the office of the Indenture Trustee’s agent appointed for such purposes located in the Borough of Manhattan, The City of New York.

The Issuer shall pay interest on overdue installments of interest at the Note Interest Rate for this Note to the extent lawful.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in Securities Transfer Agent’s Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP (all in accordance with the Exchange Act), and such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees.  No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each holder of the Notes or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in the Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Depositor, the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Depositor, the Indenture Trustee or the Eligible Lender Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Depositor, the Indenture Trustee or the Eligible Lender Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Depositor, the Eligible Lender Trustee or the Indenture Trustee, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

Each transferee of a beneficial interest in the Notes will be deemed to have represented that either: (A) the transferee is not acquiring the Notes directly or indirectly for, or on behalf of, a Benefit Plan or any entity whose underlying assets are deemed to be plan assets of such Benefit Plan, or (B) the acquisition and holding of the Notes by the transferee qualifies for prohibited transaction exemptive relief under PTCE 95-60 (as modified by PTCE 2002-13), PTCE 96-23, PTCE 91-38 (as modified by PTCE 2002-13), PTCE 90-1, PTCE 84-14 (as modified by PTCE 2002-13) or some other applicable exemption.

It is the intent of the Issuer, the Depositor, the Administrator, the Master Servicer, KeyBank National Association, the Noteholders and the Note Owners that, for purposes of Federal and State income tax and any other tax measured in whole or in part by income, this Note will qualify as indebtedness of the Certificateholder.  The Noteholders and the Note Owners, by acceptance of this Note, agree to treat, and to take no action inconsistent with the treatment of, this Note for such tax purposes as indebtedness of the Certificateholder.

Each holder of the Notes or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture that such holder of the Notes or Note Owner will not at any time institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency, receivership or liquidation proceedings or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee, may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes whether or not this Note be overdue, and none of the Issuer, the Depositor, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

The term “Issuer” as used in this Note includes any successor to the Issuer under the Indenture.

The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the holders of the Notes under the Indenture.

The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency, herein prescribed.

Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of Deutsche Bank Trust Company Delaware, in its individual capacity, JPMorgan Chase Bank, National Association, in its individual capacity, the Depositor, any owner of a beneficial interest in the Issuer or the Depositor, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture; it being expressly understood that said covenants, obligations and indemnifications have been made by the Eligible Lender Trustee for the sole purposes of binding the interests of the Eligible Lender Trustee in the assets of the Issuer.  The holder of the Notes by the acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the holder of any Class of the Notes shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the Indenture Trust Estate for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

Default in the payment of interest on a Class II-C Note is not an Event of Default under the Indenture so long as any Group II Class A Notes or Class B Notes are outstanding.  By acceptance of this Class II-C Note or any beneficial interest herein, you are deemed to have consented to the delays in payment of interest on such Class II-C Note and waived your rights to institute suit for enforcement of any such payment to the extent described in the Indenture.

By acceptance of this Class II-C Note you are hereby deemed to have agreed, that until the Class II-A-1 Notes, Class II-A-2 Notes, Class II-A-3 Notes and Class II-A-4 Notes have been paid in full, such Classes will possess the rights of the Group II Controlling Noteholders and after the Class II-A-1 Notes, Class II-A-2 Notes, Class II-A-3 Notes and Class II-A-4 Notes have been paid in full, the Class II-B Noteholders will possess the rights of the Group II Controlling Noteholders.

ASSIGNMENTS

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells,
assigns and transfers unto _________________________________________

______________________________________________________________

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ______________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:  __________________

______________________________ */

Signature Guaranteed:

______________________________ */

_______________

*/

NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever.  Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.